                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2013

ITEM 1. Report to Shareholders

SEMI-ANNUAL REPORT J U N E 3 0, 2 0 1 3 ( u n a u d i t e d )

Van Eck Funds

CM Commodity Index Fund

Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

Emerging Markets Fund

Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund

Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund

Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Multi-Manager Alternatives Fund

Class A: VMAAX / Class C: VMSCX / Class I: VMAIX / Class Y: VMAYX

Unconstrained Emerging Markets Bond Fund
Class A: EMBAX / Class C: EMBCX / Class I: EMBUX / Class Y: EMBYX

Van Eck Funds

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2013.

CM COMMODITY INDEX FUND

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) returned -9.56% (Class A shares, excluding sales charge) for the six months ended June 30, 2013. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI)1.

Slow global growth continued to negatively impact demand for commodities in the first half of 2013. The European economy contracted during the period, and questions about China’s growth outlook along with slowing emerging market economies contributed to the weak demand for most commodity sectors. Energy prices held steady as Mid-East tensions raised supply concerns. As we look forward to the second half of the year, expectations for stronger growth in the U.S. and improving growth in Europe could improve the demand outlook for commodities.

The CMCI returned -9.04% during the period.2 The Fund and the CMCI outperformed the Dow Jones-UBS Commodity Index3 (DJ-UBS), which declined 10.47%, but underperformed the energy-heavy S&P® GSCI Index4 (SPGSCI), which fell 5.41%. The Fund and the CMCI outperformed the DJ-UBS primarily because each significantly outperformed with respect to roll yield5 in four of five sectors, with the most significant outperformance in the livestock sector. More specifically, the CMCI’s 1.18% roll yield advantage over DJ-UBS was the main driver of the CMCI’s outperformance. However, energy was the best performing sector during the period, and thus the SPGSCI’s heavy 70% weighting in energy was the primary factor driving SPGSCI’s outperformance over the CMCI.

During the semi-annual period, we continued to utilize commodity index-linked swaps as an effective means of gaining exposure to the CMCI. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating the Index’s commodity exposures and weights.

The CMCI is diversified across 28 commodity components and five sectors—energy, precious metals, industrial metals, agriculture and livestock. The Index can include futures contracts with maturities from around three months to three years. Target weights and maturities are set semi-annually, and the CMCI is rebalanced back to target weights monthly to reduce the risk of overconcentration in any one commodity.

We continue to believe that a constant maturity approach should be the benchmark for commodities.

¢	This approach, which invests across various time periods of the commodity futures curve, seeks to reduce the adverse effects of negative roll yield that can erode the performance of commodity investments over time.

¢	Unlike traditional indices, the CMCI is diversified along the entire liquid futures curve and uses a continuous roll mechanism that is the foundation of its constant maturity approach.

We would also like to inform you that Van Eck offers a series of email updates related to the commodity markets. The first is a weekly commodity update, which outlines how market fundamentals impact commodity investments from week to week. The second is a monthly commodity newsletter. To subscribe to these updates, please contact us at 800.826.2333 or visit vaneck.com to register and subscribe.

Overview

¢	In the energy sector, the CMCI outperformed both the DJ-UBS and the SPGSCI. In the CMCI, energy returned -1.67%. The energy sectors in the DJ-UBS and SPGSCI returned -1.98% and -2.39%, respectively.

¢	Similarly, in industrial metals, the CMCI outperformed both the DJ-UBS and the SPGSCI. In the CMCI, industrial metals returned -15.46%. The industrial metals sectors in the DJ-UBS and SPGSCI returned -17.42% and -16.27%, respectively.

¢	The constant maturity approach proved itself again during the semi-annual period, as the roll yield was 1.52% for the CMCI. This bettered the 0.34% roll yield of DJ-UBS by 118 basis points and the 0.01% roll yield of the SPGSCI by 151 basis points.

—	Importantly, the CMCI outperformed the DJ-UBS and the SPGSCI with respect to roll yield in four of five sectors during the semi-annual period.

—	In all, then, the CMCI’s constant maturity approach mitigated successfully the potential negative effects of negative roll yield during the semi-annual period.
1

CM COMMODITY INDEX FUND

January 1 – June 30, 2013 Index Sector Performance

	CMCI	DJ-UBS	SPGSCI
Energy	-1.67%	-1.98%	-2.39%
Industrial Metals	-15.46%	-17.42%	-16.27%
Precious Metals	-28.96%	-29.57%	-28.42%
Agriculture	-8.42%	-7.50%	-9.03%
Livestock	-4.80%	-4.37%	-5.20%

Source: Bloomberg. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Fund Review — Performance Drivers

Fund performance for the semi-annual period was derived primarily from swap contracts on the UBS Bloomberg Constant Maturity Commodity Total Return Index. Contracts outstanding as of June 30, 2013 are presented on the Fund’s Schedule of Investments.

Of the five sectors represented in the CMCI, the energy sector was the best performer during the semi-annual period, but was still down 1.67%. Crude oil was the best performer within the sector, returning 0.43% during the semi-annual period.

The livestock sector was also moderately down for the semi-annual period, returning -4.80%. Lean hogs was the best performer within the sector, declining just 1.19% for the six months ended June 30, 2013.

The agriculture sector fell 8.42% during the semi-annual period. Wheat saw the biggest decline within the sector, dropping 17.53%.

The industrial metals sector posted a return of -15.46%. Within the sector, nickel was the worst performer finishing the semi-annual period with a -20.15% total return.

The precious metals sector was the worst performing sector during the semi-annual period, down 28.96%. Silver was the weakest performer within the sector, declining 35.80%.

Overview Sector Performance

Source:	UBS AG, Bloomberg. Performance of UBS Bloomberg CMCI Indices (all Total Return). Past performance does not indicate future results. Monthly closing prices December 31, 2012 - June 30, 2013.

Fund Review — Roll Yield

The CMCI outperformed both the DJ-UBS and SPGSCI with respect to roll yield in four of five sectors, with the most significant outperformance in the livestock sector.

The largest driver of negative roll yield for both the DJ-UBS and SPGSCI was the livestock sector, with roll yields of -4.49% and -4.74%, respectively. This compares to a roll yield of 0.81% for livestock for the CMCI. The largest driver of negative roll yield for the CMCI was the industrial metals sector, where the roll yield was -1.29%.

The best performing sector for roll yield for the DJ-UBS and SPGSCI was agriculture, with roll yields of 6.96% and 6.68%, respectively. Similarly, the best performing sector for roll yield for the CMCI was also agriculture, though this was the only sector where the CMCI lagged the DJ-UBS and SPGSCI, as the CMCI had a roll yield in this sector of 4.22%.

2

From 12/31/2012	To 6/28/2013	Composite	Energy	Industrial Metals	Precious Metals	Agriculture	Livestock
ROLL YIELD	CMCI	1.52%	1.87%	-1.29%	-0.33%	4.22%	0.81%
ROLL YIELD	DJ-UBS	0.34%	-2.93%	-2.29%	-0.46%	6.96%	-4.49%
ROLL YIELD	SPGSCI	0.01%	-0.80%	-1.85%	-0.40%	6.68%	-4.74%

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.”

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Michael F. Mazier

Portfolio Manager

July 18, 2013

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules-based, composite benchmark index diversified across 28 commodities from within five sectors. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[2]	The Fund is passively managed and may not hold each CMCI component in the same weighting as the CMCI and is subject to certain expenses that CMCI is not. The Fund thus may not exactly replicate the performance of CMCI.

[3]	Dow Jones-UBS Commodity Index (DJ-UBS) is composed of futures contracts on 19 physical commodities covering seven sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock and soft commodities.

[4]	S&P® GSCI Index (SPGSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.

[5]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] — 1.

3

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Average Annual Total Return 6/30/13	Class A-CMCAX After Maximum Sales Charge[1]	Class A-CMCAX Before Sales Charge	CMCI
Six Months	(14.73)%	(9.56)%	(9.04)%
One Year	(10.65)%	(5.20)%	(4.00)%
Life* (annualized)	(8.87)%	(6.69)%	(5.40)%
Life* (cumulative)	(20.70)%	(15.88)%	(12.95)%
*since 12/31/10

Average Annual Total Return 6/30/13	Class I-COMIX After Maximum Sales Charge[2]	Class I-COMIX Before Sales Charge	CMCI
Six Months	n/a	(9.50)%	(9.04)%
One Year	n/a	(4.80)%	(4.00)%
Life* (annualized)	n/a	(6.39)%	(5.40)%
Life* (cumulative)	n/a	(15.20)%	(12.95)%
*since 12/31/10

Average Annual Total Return 6/30/13	Class Y-CMCYX After Maximum Sales Charge[3]	Class Y-CMCYX Before Sales Charge	CMCI
Six Months	n/a	(9.51)%	(9.04)%
One Year	n/a	(4.81)%	(4.00)%
Life* (annualized)	n/a	(6.44)%	(5.40)%
Life* (cumulative)	n/a	(15.32)%	(12.95)%
*since 12/31/10

Inception date for the CM Commodity Index Fund was 12/31/10 (Class A, Class I and Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

1	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.27% / Net Expense Ratio 0.95%

2	I shares: no sales or redemption charges
Gross Expense Ratio 0.92% / Net Expense Ratio 0.65%

3	Y shares: no sales or redemption charges
Gross Expense Ratio 1.02% / Net Expense Ratio 0.70%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules-based, composite benchmark index diversified across 28 commodities from within five sectors. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

4

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CM Commodity Index Fund

		Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period* January 1, 2013 - June 30, 2013
Class A	Actual	$1,000.00	$904.40	$4.49
	Hypothetical**	$1,000.00	$1,020.08	$4.76
Class I	Actual	$1,000.00	$905.00	$3.07
	Hypothetical**	$1,000.00	$1,021.57	$3.26
Class Y	Actual	$1,000.00	$904.90	$3.31
	Hypothetical**	$1,000.00	$1,021.32	$3.52

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2013), of 0.95% on Class A Shares, 0.65% on Class I Shares and 0.70% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
5

EMERGING MARKETS FUND

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) advanced 0.77% (Class A shares, excluding sales charge) for the six months ended June 30, 2013. The Fund substantially outperformed its benchmark index, the MSCI Emerging Markets (MSCI EM) Index1, which returned -9.40%. The MSCI EM Index is dominated by large-cap emerging market stocks. The Fund also notably outpaced the MSCI EM Small Cap Index2, which returned -3.46%, for the same period.

The Fund outperformed the MSCI EM Index primarily because of effective stock selection virtually across the board but most especially in China/Hong Kong, South Korea and Russia, as the Fund’s core principles of bottom-up stock selection with a focus on structural “growth at a reasonable price” (GARP) were rewarded during the semi-annual period. China has been particularly fruitful because the current skepticism about the country’s economic prospects has meant that even the best structural growth companies have been ignored. This has meant that the Fund has been able to buy great businesses at very attractive valuations and reap the benefits of improving reported earnings and outlook over time.

Through our “structural growth at a reasonable price” investment strategy, we build the portfolio from the bottom up, on a stock-by-stock basis. Naturally, our investment process favors consumer sectors where we find more structural growth from emerging market characteristics like growing middle classes and increasing urbanization. At a country level, our investment process favors countries with higher GDP growth. At a sector level, the Fund is currently overweight consumer discretionary and healthcare. At a country level, Fund is currently overweight China, India and Frontier Markets in the Middle East North Africa region.

Overview

▄	Investors’ favorable view toward emerging market equities, which provided investors with solid annual returns for the decade ending December 2012, notably cooled during the first half of 2013, as two positive anchors were challenged—the “tapering” of the Federal Reserve’s accommodative monetary policy and the lower trajectory of China’s economic growth.

▄	While many long-run secular themes in emerging markets remained robust—rising share of global GDP, demographics, healthy balance sheets, growing middle class and more, several factors impacted the investment outlook for the asset class during the semi-annual period.

▄	First, the possible end of the long bond bull market in the U.S. had significant ramifications in emerging markets. Lower rates in many countries are fundamentally justified, but the reflux of foreign funds from countries, such as Indonesia (see chart) Brazil and Turkey in late spring caused a significant rise in yields and foreign exchange weakness. Higher cost of debt can eat into many companies’ margins.

Source: Bloomberg. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

■	Second, the newsreels of political unrest in various countries provided a vivid backdrop for fashionable negativity.

■	Finally, the performance of corporations in the emerging markets was far from stellar, with slow earnings per share growth materializing, disappointing more upbeat expectations.
6

Fund Review

Individual contributors to the Fund’s performance were well diversified among sectors, but overall, stock selection was strongest in materials, consumer staples and financials.

Among the strongest individual contributors to the Fund’s results was Mexican pawn shop operator First Cash Financial Services (eliminated by fund at period end). We initiated the investment in January 2010 on the belief that then-current expectations for the company’s growth were too conservative and that increasingly apparent growth would be incrementally rewarded by a higher market rating. We exited the position toward the end of this semi-annual period with the stock having achieved an annualized return of more than 30%.

Another significant contributor to the Fund was Central American airline Copa Holdings (1.1% of Fund net assets†). Copa Holdings’ main operations are based in Panama, and the company has been able to add a significant amount of capacity over the past five years. This holding is a good example of GARP principles at work, as the company was able to grow earnings above the pace of its competitors while trading at a valuation discount to comparable companies. Copa Holdings has delivered almost a 50% annualized return since the Fund initially invested in it in 2009.

We feel that structural growth is one of the best ways to achieve long-term capital appreciation and gives investors the opportunity to bypass some of the volatility found in more cyclical industries. Simply put, structural growth is the ability of a company to sustainably grow revenues, earnings or cash flows at multiples of the macroeconomic growth rates seen in the markets in which they operate. For instance, one structural growth company the Fund benefited from holding is Chinese Internet company Tencent Holdings (1.4% of Fund net assets†). With leading positions in China’s rapidly growing social network and online gaming markets, Tencent Holdings has delivered a compound annual growth rate in net income in excess of 50% over the past five years, far outpacing the 8.8% average annual GDP growth rate in China over the same period.

Of course, there were some disappointments, too. In February 2013, the Fund took a position in Wockhardt (0.5% of Fund net assets†), a pharmaceutical company in India. Unfortunately, the company hit a roadblock when one of its facilities was effectively banned from exporting to the U.S. The direct impact from this action was likely incorporated into its share price, which was more than halved, but it is apparent to us the stock is likely to suffer from a de-rating rather than the re-rating it enjoyed when we initiated the position. We substantially cut the fund’s position in Wockhardt by the end of June.

Another poor performer during the semi-annual period was Volga Gas (0.5% of Fund net assets†), a deep value, smaller-cap independent gas exploration and production company based in the Volga region of Russia. We maintained the Fund’s position in Volga Gas, as we believe the key catalyst for its stock may come in the third quarter of 2013 with the completion of its gas plant upgrade, which is anticipated to substantially increase production and, consequently, free cash flow as well.

As important for us as structural growth is the “at a reasonable price” part of our investment approach. During the semi-annual period, we significantly trimmed the Fund’s weighting in consumer staples, because we believe valuations in some of the more widely held companies have become excessive and we believe therefore unsustainable. For example, the relative valuation of consumer staples in China relative to consumer discretionary has not been as high as that seen during the first half of 2013 in the last decade. While the earnings stream of these companies tends to be relatively reliable, we believe valuations in the sector make the stocks vulnerable.

Outlook

After declining during the first half of 2013, perhaps the primary attribute emerging market equities can offer now is valuation. In some cases, valuations are as cheap or even cheaper than in 2009. We constantly hear pessimism being reflected from sell-side meetings with investors. This gives us a great deal of comfort that the new reality of higher U.S. interest rates and a tempering of the pace of growth in China have been largely priced in. Regarding China, we expect that by most measures, year on year growth rates will continue to decelerate. However, on the positive side, we expect significant and positive structural reforms to become apparent as we move through the second half of 2013. Areas where we expect gradual change would include interest rate liberalization (see chart below), currency internationalization, household registration, local government financing, property taxation and agricultural land reform. These should not be underestimated.

7

EMERGING MARKETS FUND

Source: Bloomberg. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

In our view, while global economic growth may well remain below trend, at the margin, it will improve. Economic surprises in emerging markets are becoming less negative. Meanwhile, for all the talk of tapering, global monetary policy is likely, we believe, to remain accommodative for some time to come.

The strains apparent during the first half of 2013 present opportunity, in our view, going forward. The asset class will grow at the expense of developed markets over the longer term—of that we feel confident. Fundamentally, our strategy of bottom-up stock picking focused on structural growth at a reasonable price has let us pick what we consider to be the best parts of the emerging markets while avoiding the large legacy cyclical parastatals3 that have hurt many other emerging market portfolios.

More broadly, we anticipate the second half of 2013 should continue to support our GARP and structural growth-seeking investment approach and should, above all else, prove that stock selection remains paramount. The Fund has the ability to invest in large-cap and mega-cap stocks where there is a well-priced story of structural growth, but it also has the flexibility to be able to avoid many of the unattractive larger-cap names. Regardless of broader market conditions, we intend to continue to be relentless in our pursuit of attractive investments in emerging market equities.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple	Edward M. Kuczma	Angus Shillington
Portfolio Manager	Analyst	Analyst

July 17, 2013

8

†	All Fund assets referenced are Total Net Assets as of June 30, 2013.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	MSCI Emerging Markets Index (MSCI EM), a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, is calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[2]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small cap size segment.

[3]	A parastatal is a company owned or controlled wholly or partly by the government.
9

EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*

June 30, 2013 (unaudited)

Samsung Electronics Co. Ltd.

(South Korea, 6.5%)

Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, monitors, televisions and home appliances. The company also produces Internet access network systems and telecommunications equipment including mobile phones.

Genting Hong Kong Ltd.

(Hong Kong, 2.2%)

Genting operates cruise ships and cruise related activities under the companies’ brands. The company also operates in the land-based integrated leisure and entertainment complex sector.

Ezion Holdings Ltd.

(Singapore, 2.2%)

Ezion offers provision of offshore marine logistics and support services, and provides development, ownership, and chartering of strategic offshore assets.

Magnit OJSC

(Russia, 2.1%)

Magnit retails food. The company operates a chain of discount supermarkets.

Sberbank RF

(Russia, 1.9%)

Sberbank attracts deposits and offers commercial banking services. The Bank offers time deposits,corporate banking, securities brokerage,credit, foreign exchange services and sponsors credit cards.

Kasikornbank PCL

(Thailand, 1.8%)

Kasikornbank provides commercial banking services including personal and commercial banking, international trade, as well as investment banking services, to its customers throughout Thailand.

Apollo Hospitals Enterprise Ltd.

(India, 1.6%)

Apollo Hospitals owns and operates hospitals in India. The company also runs a 24-hour pharmacy network via over 120 outlets across India. Apollo Hospitals also runs clinics and offer managed care and family health plans.

DEN Networks Ltd.

(India, 1.5%)

DEN Networks Ltd. is a cable television company. The company distributes analog and digital cable television services across India.

China Singyes Solar Technologies Holdings Ltd.

(China, 1.4%)

China Singyes manufactures glass and stone curtain walls and solar energy products. The company produces solar powered bus shelters, solar powered street lighting, solar powered pumping systems, and other products.

Glenmark Pharmaceuticals Ltd.

(India, 1.4%)

Glenmark is a pharmaceutical company. The company develops generic drugs for inflammation, metabolic disorders, and pain.

*Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com

10

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Average Annual Total Return 6/30/13	Class A-GBFAX After Maximum Sales Charge[1]	Class A-GBFAX Before Sales Charge	MSCI EM
Six Months	(5.03)%	0.77%	(9.40)%
One Year	13.59%	20.52%	3.23%
Five Year	0.08%	1.27%	(0.11)%
Ten Year	13.20%	13.87%	14.02%
* since 12/20/93

Average Annual Total Return 6/30/13	Class C-EMRCX After Maximum Sales Charge[2]	Class C-EMRCX Before Sales Charge	MSCI EM
Six Months	(0.67)%	0.33%	(9.40)%
One Year	18.47%	19.47%	3.23%
Five Year	0.50%	0.50%	(0.11)%
Life* (annualized)	10.84%	10.84%	12.48%
Life* (cumulative)	172.54%	172.54%	214.41%
* since 10/3/03

Average Annual Total Return 6/30/13	Class I-EMRIX After Maximum Sales Charge[3]	Class I-EMRIX Before Sales Charge	MSCI EM
Six Months	n/a	0.90%	(9.40)%
One Year	n/a	20.97%	3.23%
Five Year	n/a	1.89%	(0.11)%
Life* (annualized)	n/a	(1.93)%	(2.33)%
Life* (cumulative)	n/a	(10.15)%	(12.14)%
* since 12/31/07

Average Annual Total Return 6/30/13	Class Y-EMRYX After Maximum Sales Charge[4]	Class Y-EMRYX Before Sales Charge	MSCI EM
Six Months	n/a	0.77%	(9.40)%
One Year	n/a	20.57%	3.23%
Life* (annualized)	n/a	5.23%	0.34%
Life* (cumulative)	n/a	17.51%	1.07%
* since 4/30/10

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.56% / Net Expense Ratio 1.56%	[3]	I shares: no sales or redemption charges Gross Expense Ratio 2.05% / Net Expense Ratio 1.25%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.44% / Net Expense Ratio 2.44%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 1.43% / Net Expense Ratio 1.43%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets (MSCI EM) Index, calculated with dividends reinvested, covers 2,700 securities in 21 markets that are currently classified as emerging markets countries.

11

EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Emerging Markets Fund

		Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period* January 1, 2013 - June 30, 2013
Class A	Actual	$1,000.00	$1,007.70	$7.78
	Hypothetical**	$1,000.00	$1,017.05	$7.82
Class C	Actual	$1,000.00	$1,003.30	$12.14
	Hypothetical**	$1,000.00	$1,012.67	$12.20
Class I	Actual	$1,000.00	$1,009.00	$6.23
	Hypothetical**	$1,000.00	$1,018.59	$6.26
Class Y	Actual	$1,000.00	$1,007.70	$7.14
	Hypothetical**	$1,000.00	$1,017.68	$7.17

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2013), of 1.56% on Class A Shares, 2.44% on Class C Shares, 1.25% on Class I Shares and 1.43% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
12

GLOBAL HARD ASSETS FUND

Dear Shareholder:

The Global Hard Assets Fund (the “Fund”) declined 4.79% (Class A shares, excluding sales charge) for the six months ended June 30, 2013. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index1 rose 1.87% for the same period. The key aspect of the Fund that detracted from performance relative to its primary benchmark was an overweight position and stock selection in diversified metals and mining and gold. Such detractors were partially offset by effective stock selection in several energy sub-sectors, including oil and gas exploration and production and oil and gas drilling.

The Fund remained underweight relative to the benchmark in the energy sector overall at the end of the semi-annual period, but maintained one of the Fund’s highest historical energy allocations. Within energy, the Fund was overweight oil and gas equipment and services, oil and gas drilling and oil and gas exploration and production sub-sectors, as well as diversified metals and mining and agriculture products sub-sectors.

The Fund was underweight oil and gas marketing and refining, and, integrated oil companies. It should be noted that the Fund employs a diversified natural resource strategy and as such has been historically underweight energy relative to the S&P® North American Natural Resources Sector Index, the Fund’s benchmark index. For example, the benchmark was approximately 84% energy as of June 30, whereas the Fund was approximately 74% energy—a recent high. As a point of reference, the S&P® Global Natural Resources Index2, which was approximately 34% energy as of June 30, declined 11.14% for the semi-annual period.

Overview

Markets continued to focus on both monetary and fiscal policy initiatives globally. Developed market central banks like the U.S. Federal Reserve (the “Fed”), the European Central Bank and Bank of Japan all continued to contribute to a highly accommodative monetary policy backdrop. In emerging markets, slower growth (Brazil, Russia, India and China, in particular), elevated inflation levels and weakening currencies have reduced forward looking growth expectations. In this backdrop, sectors leveraged to emerging markets and global growth have lagged—such as resource sectors.

During the semi-annual period, precious metals were the weakest, with gold bullion prices dropping 26.3% to end June 2013 at $1235 per ounce. A rally in risk assets globally, falling inflation expectations, U.S. dollar strength and a rally in real interest rates toward the end of the period all combined to spur liquidation in gold. Stocks of gold mining companies fell even more dramatically, based on commodity weakness, poor first quarter earnings results and issues with lower production levels and higher operating costs. Base metals were also weak during the first half, pressured by greater inventory levels and concerns regarding dampened demand from China and emerging markets. West Texas Intermediate (WTI) crude oil prices increased 5.2% to end June at $96.56 per barrel. Energy shares performed well during the first half of the year, particularly oil service companies and exploration and production companies. Grains prices trended lower during the first half as aggressive planting and decent weather brought expectations that the upcoming crop would ease the balance sheet tightness that resulted from last year’s drought.

Fund Review

The three strongest positive-contributing sub-sectors to the Fund’s performance relative to the primary benchmark were oil/gas exploration and production, precious metals/minerals and oil and gas drilling. Within both oil and gas sub-sectors mentioned above, both an overweight allocation and stock selection contributed to performance.

The three weakest-contributing sub-sectors to the Fund’s performance relative to the primary benchmark were diversified metals/mining, steel and gold.

The Fund’s strongest contributors include mainly energy-related companies. Shares of oil and gas exploration and production company Pioneer Natural Resources (4.8% of Fund’s net assets†) gained as the company beat first quarter earnings expectations on strong drilling results in the Permian Basin of West Texas. Shares of oilfield services giant Halliburton (4.1% of Fund’s net assets†) rose on improving earnings expectations, rising margins on its North American operations and its boosted dividend and intentions to more aggressively buyback shares. Oil and gas exploration and production company Anadarko Petroleum (5.4% of Fund’s net assets†) saw its shares advance on improved production guidance and on a positive update regarding its Shenandoah well, which produced one of the largest discoveries in the Gulf of Mexico for the company.

The Fund’s weakest contributors include diversified metals/mining and gold companies. Copper-focused First Quantum Minerals (2.8% of Fund’s net assets†) saw its shares decline on the drop in copper prices as well as developments that may lead to some delays in the Sentinel copper project in Zambia. Gold miner Newmont Mining’s (1.6% of Fund’s net assets†) shares dropped, as weakness was seen in the gold mining sector broadly, driven by falling gold prices. Newmont

13

GLOBAL HARD ASSETS FUND

Mining’s shares were additionally pressured by weak first quarter earnings results driven by lower than expected production and higher operating costs. Diversified natural resources company Glencore Xstrata’s (3.7% of Fund’s net assets†) shares traded lower on the back of weakness in base metal and coal prices. The merger between Glencore and Xstrata was completed during the period.

The Fund’s largest purchases during the period were exploration and production company EOG Resources, agricultural storage, processing and merchandizer Archer-Daniels-Midland and oil services company Superior Energy Services (2.3%, 1.3% and 1.0% of Fund’s net assets, respectively†). The Fund’s largest sales during the period were diversified metals/mining companies Rio Tinto and BHP Billiton and refining/marketing firm Western Refining (all were sold by Fund at period end). We reduced our overall exposure to diversified metals and mining and mining due to slowing emerging market growth and weakness in base metal and bulk commodity prices.

During the semi-annual period, we increased the Fund’s position in the agriculture products sub-sector relative to the benchmark. We significantly reduced the Fund’s positions in both the diversified metals/mining and gold sub-sectors. We also reduced the Fund’s cash position, adding to or initiating Fund positions on broad weakness in the commodities market. Within energy, we increased the Fund’s allocation to oil/gas exploration and production companies, with a focus on specific oil and gas acreage plays that in our view have attractive economics and/or have strong shale positions. We also increased Fund exposure to oil and gas services companies, as we expect shale oil activity to expand.

Outlook

In response to indications the Fed may taper its quantitative easing program later in 2013, financial market volatility increased as the semi-annual period progressed, including volatility for global bond yields and commodities. Such expectations regarding the Fed’s shift were driven by concerns about the outlook for global economic growth, combined with relatively good economic news in the U.S. In turn, currencies reflected investors’ concerns over the pace of global economic growth and consequent potentially reduced commodity demand. Disappointing Chinese economic data and weakness in emerging market economies also put pressure on commodities.

Should U.S. economic data continue to be positive and should recent improvement in European economic numbers prove somewhat sustainable, then we believe the outlook for global economic growth could stabilize, potentially proving to be a catalyst for commodities and hard asset-related equities during the second half of 2013.

Given this view, the North American unconventional resources theme represents a significant exposure in the Fund, focused on shale positions we find most attractive. We have particularly increased our focus on the Permian Basin in West Texas, as we believe it is evolving into one of the most attractive multi-zone unconventional oil plays in the U.S.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

14

We appreciate your continued investment in the Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of June 30, 2013.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	S&P® Global Natural Resources Index (SPGNRUP) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.
15

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

June 30, 2013 (unaudited)

Anadarko Petroleum Corp.

(U.S., 5.4%)

Anadarko is an oil/gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, East and West Africa, and has production in China. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Pioneer Natural Resources Co.

(U.S., 4.8%)

Pioneer is an independent oil/gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Marathon Oil Corp.

(U.S., 4.7%)

Marathon is an independent international energy company engaged in exploration and production, oil sands mining and integrated gas. The company’s operations are focused in North America, Africa and Europe.

Schlumberger Ltd.

(U.S., 4.3%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Halliburton Co.

(U.S., 4.1%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Concho Resources Inc.

(U.S., 3.8%)

Concho acquires, develops and explores for oil and natural gas properties in the Permian Basin area of Southeast New Mexico and West Texas.

Glencore Xstrata Plc

(Switzerland, 3.7%)

Glencore Xstrata is a diversified natural resources company. The company operates in three groups: Metals and Minerals, Energy Products, and Agricultural Products.

Cimarex Energy Co.

(U.S., 3.6%)

Cimarex Energy explores for and produces crude oil and natural gas in the United States. The company conducts activities primarily in New Mexico, Texas and Oklahoma.

Occidental Petroleum Corp.

(U.S., 3.4%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

Cameron International Corp.

(U.S., 3.3%)

Cameron manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, and assembled systems. The company’s equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cameron also produces gas turbines, centrifugal gas and air compressors, and other products.

* Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

16

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Average Annual Total Return 6/30/13	Class A-GHAAX After Maximum Sales Charge[1]	Class A-GHAAX Before Sales Charge	SPGINRTR	S&P 500
Six Months	(10.26)%	(4.79)%	1.87%	13.82%
One Year	(0.07)%	6.02%	10.63%	20.60%
Five Year	(7.55)%	(6.45)%	(3.82)%	7.01%
Ten Year	13.63%	14.30%	11.87%	7.30%
* since 11/2/94
Average Annual Total Return 6/30/13	Class C-GHACX After Maximum Sales Charge[2]	Class C-GHACX Before Sales Sales Charge	SPGINRTR	S&P 500
Six Months	(6.11)%	(5.16)%	1.87%	13.82%
One Year	4.10%	5.10%	10.63%	20.60%
Five Year	(7.18)%	(7.18)%	(3.82)%	7.01%
Ten Year	13.45%	13.45%	11.87%	7.30%

* since 11/2/94
Average Annual Total Return 6/30/13	Class I-GHAIX After Maximum Sales Charge[3]	Class I-GHAIX Before Sales Charge	SPGINRTR	S&P 500
Six Months	n/a	(4.59)%	1.87%	13.82%
One Year	n/a	6.43%	10.63%	20.60%
Five Year	n/a	(6.08)%	(3.82)%	7.01%
Life* (annualized)	n/a	3.69%	3.47%	5.11%
Life* (cumulative	n/a	29.62%	27.66%	42.98%
* since 5/1/06
Average Annual Total Return 6/30/13	Class Y-GHAYX After Maximum Sales Charge[4]	Class Y-GHAYX Before Sales Charge	SPGINRTR	S&P 500
Six Months	n/a	(4.67)%	1.87%	13.82%
One Year	n/a	6.27%	10.63%	20.60%
Life* (annualized)	n/a	(0.44)%	3.88%	12.43%
Life* (cumulative)	n/a	(1.40)%	12.81%	44.92%
* since 4/30/10

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 5/1/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.49% / Net Expense Ratio 1.38%	[3]	I Shares: no sales or redemption charges Gross Expense Ratio 1.04% / Net Expense Ratio 1.00%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.25% / Net Expense Ratio 2.20%	[4]	Y Shares: no sales or redemption charges Gross Expense Ratio 1.18% / Net Expense Ratio 1.13%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

17

GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Hard Assets Fund

		Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period* January 1, 2013 - June 30, 2013
Class A	Actual	$1,000.00	$952.10	$6.68
	Hypothetical**	$1,000.00	$1,017.95	$6.90
Class C	Actual	$1,000.00	$948.40	$10.63
	Hypothetical**	$1,000.00	$1,013.89	$10.99
Class I	Actual	$1,000.00	$954.10	$4.85
	Hypothetical**	$1,000.00	$1,019.83	$5.01
Class Y	Actual	$1,000.00	$953.30	$5.47
	Hypothetical**	$1,000.00	$1,019.19	$5.66

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2013), of 1.38% on Class A Shares, 2.20% on Class C Shares, 1.00% on Class I Shares and 1.13% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
18

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) declined 45.39% (Class A shares, excluding sales charge) for the six months ended June 30, 2013. To compare, the NYSE Arca Gold Miners (GDM) Index1 fell 46.98% for the same period. While certainly disappointing absolute returns, the Fund modestly outperformed the GDM due primarily to effective stock selection. Seven of the Fund’s top ten holdings, including the bullion position, outperformed the GDM.

The Fund is positioned to weather the recent gold price weakness. The companies we own have strong balance sheets and favorable cost structures in place. The Fund is overweight in royalty and streaming companies, which have no operating costs. The Fund carried a generous allocation to gold bullion and cash through most of the year, both of which outperformed gold stocks. We believe gold has experienced a hard correction in an ongoing bull market.

During May, the Fund increased exposure to gold stocks as we have begun to prepare for an eventual return to a rising gold price. As of June 30, defensive positions in gold and cash totaled 9.5% with 89.5% in gold and silver equities, which we believe will outperform gold in a rising market.

Gold Overview

Broadly speaking, gold stocks were hit during the first half of 2013 by indiscriminate selling as gold bullion prices fell. The focus was on mine operating costs as investors assessed whether gold mining companies would be able to sustain operations at the current gold price. As illustrated in the chart below, we estimate the average cost of sustaining existing operations to be approximately $1,030 per ounce for 2013. For the companies in the Fund’s portfolio, we estimate this cost at just above $900 per ounce, suggesting the sector as a whole is positioned to withstand current and somewhat lower gold prices.

Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The share prices of junior, or small-cap, gold mining companies with exploration and development projects that do not generate cash flow were even more severely impacted, as the market anticipated a lack of financing to advance those projects. Small-cap gold mining stocks, as measured by the Market Vectors® Junior Gold Miners Index (MVGDXJTR)2, declined 54.11% during the first half of 2013.

■	For the semi-annual period, gold bullion prices fell $440 per ounce, or 26.3%, to close June 2013 at $1,235 per ounce. As expected in a declining gold price environment, stocks of gold mining companies underperformed relative to the underlying metal.

■	Early in 2013, sentiment turned negative toward both gold bullion and gold equities, as the markets became focused on the idea the global economy was normalizing and the Federal Reserve’s (the Fed’s) easy monetary policies might soon come to an end.

■	In February and March 2013, several major investment banks issued reports that received wide attention calling for the end of the gold bull market.
19

INTERNATIONAL INVESTORS GOLD FUND

■	By April 2013, a record in short positions had accumulated in the COMEX[3], and news suggesting the central bank of Cyprus may sell its gold reserves drove gold prices below the important $1,525 per ounce technical support level. This triggered an avalanche of stop-loss selling, momentum trading, gold exchange-traded product redemptions and margin calls, which, in turn, drove gold prices down more than $200 per ounce in just two days, to close at $1,348 per ounce on April 15.

■	An impressive amount of physical demand enabled gold prices to bounce back, with the bullion trading as high as $1,488 per ounce on May 3. However, signs of a U.S. economic recovery, combined with Indian gold import restrictions and a stronger U.S. dollar, continued to pressure gold prices.

■	The Fed’s comments on June 19, laying out plans to potentially end its $85 billion per month asset purchase program by mid-2014, drove gold prices to their lowest level since mid-August 2010. Gold traded as low as $1,180 per ounce on June 28 before closing the month slightly higher.

Fund Review

All of the Fund’s positions recorded negative absolute returns during the semi-annual period, but the Fund’s biggest position, Goldcorp (7.5% of Fund net assets†) was the best relative performer among the senior and mid-tier equity holdings, likely a reflection of the company’s superior growth profile and comparatively low operating costs. The best performer among the Fund’s top holdings was emerging silver producer Tahoe Resources (3.5% of Fund net assets†), which benefited from the receipt of final exploitation permits for its Escobal project in Guatemala, expected to reach commercial production early next year.

Conversely, Australian senior producer Newcrest Mining (2.2% of Fund net assets†) lagged, with its shares declining 60.7% during the semi-annual period. Newcrest Mining’s share price was negatively impacted by weak operating performance as well as the completion of a business and budget review expected to result in asset write-downs and dividend cuts. Newcrest Mining led the sector in announcing changes to its business plan as a result of the recent gold market environment. However, at the end of the semi-annual period, we believed the company should be better positioned to deliver improved performance going forward.

At the end of June 2013, approximately 25% of the Fund’s net assets were invested in the stocks of junior miners, which overall underperformed both the precious metal and the GDM for the semi-annual period. Notably, seven of the Fund’s top ten junior positions, representing 17.4% of the Fund’s net assets, outperformed both the GDM and the MVGDXJTR.

Outlook

At the end of June 2013, the gold market seemed to be pricing in an outlook that calls for rising real interest rates, a firm U.S. dollar, improving economic growth and falling fiscal deficits. This is not our outlook, but if it persists, then we acknowledge gold could trade toward $1,000 per ounce. It is hard to imagine even lower gold prices when the average all-in mine cost for the gold industry is approximately $1,030 per ounce. A couple of junior producers have already announced mine closures based on a $1,400 per ounce price, and we expect to see more such announcements. As the price of gold falls, more supply will remain in the ground.

We began 2013 with a cautious outlook for gold. As the price deteriorated, the Fund’s portfolio was managed to reduce exposure to companies that might struggle financially if gold fell below our targets. The Fund also maintained an emphasis on royalty companies, which have no exposure to operating costs. We also maintained exposure to the stocks of junior gold miners, although we rotated a higher allocation to junior producers with favorable cost profiles. At the same time, exposure to junior developers declined such that by the end of the semi-annual period, this allocation included projects that provide what we believe to be adequate returns at current gold prices. While we understand these measures may be of little comfort in a sector that has seen indiscriminate selling pressure, we do believe such management strategies position the Fund favorably once the gold market reestablishes a positive trend.

Gold collapsed during the first half of 2013 on the belief the Fed can successfully remove years of extraordinary stimulus and restore “normal” growth. While quantitative easing and zero rates have become accepted tools of monetary policy, we do not believe a handful of highly educated economists, or anyone else, has the skills to fine-tune the dials of the economy as the Fed has implied. In our view, the free market system does not work properly unless markets are allowed to clear based on fundamental financial, economic and business criteria.

We believe the gold market is radically oversold. However, it will probably take a catalyst to reestablish a positive trend. It is difficult to speculate on what might drive the market and what the timing of such a move might be. Possibly the largest driver of the sell-off was the redemptions from gold bullion exchange-traded products that began in February 2013 and

20

continued past the end of the semi-annual period. Gold and gold stocks will probably struggle until redemptions subside. To many, that will be a sign that the weak hands, short speculators and reborn gold bears have left the sector, leaving gold to trade on fundamentals. It is our opinion that, over the long term, global risks associated with extreme monetary policies, unsustainable levels of sovereign debt and geopolitical instability will once again validate the role of gold as a safe haven, currency alternative and inflation hedge, supporting a positive outlook for gold prices in the future.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de Malan	Imaru Casanova
Portfolio Manager	Senior Analyst	Senior Analyst

July 15, 2013

†	All Fund assets referenced are Total Net Assets as of June 30, 2013.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

[3]	COMEX (Commodity Exchange, Inc.) is a division of the New York Mercantile Exchange (NYMEX), a commodity futures exchange based in Chicago, IL.
21

INTERNATIONAL INVESTORS GOLD FUND

TOP TEN EQUITY HOLDINGS*

June 30, 2013 (unaudited)

Goldcorp, Inc.

(Canada, 7.5%)

Goldcorp is a major gold producer in the Americas, with operations and projects in Canada, United States, Mexico, Central and South America. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Randgold Resources Ltd.

(United Kingdom, 7.3%)

Randgold explores, develops and operates mines and mineral interests in sub-Saharan Africa. The group operates producing mines and projects in Mali, Cote d’Ivoire, Democratic Republic of Congo, and Senegal.

New Gold, Inc.

(Canada, 7.3%)

New Gold acquires, explores, and develops gold properties, with operating assets currently in the United States, Canada, Mexico and Australia. In addition, the company has development and exploration projects in Canada and Chile.

Silver Wheaton Corp.

(Canada, 6.6%)

Silver Wheaton is a silver streaming company. It has long term agreements to purchase all or a portion of the by-product silver produced from more than fifteen mines around the world, including mines in the United States, Canada, Mexico, Peru, Argentina, Chile, Sweden, Greece and Portugal.

Eldorado Gold Corporation

(Canada, 6.5%)

Eldorado is a growing mid-tier gold producer with mines and projects in Turkey, China, Greece, Romania and Brazil. The company is positioned to become a major gold company, with a target to produce in excess of 1.5 million ounces of gold annually by 2016.

Yamana Gold Inc.

(Canada, 4.3%)

Yamana Gold is an intermediate gold producer with a focus in the Americas. The company has producing, development stage, and exploration stage properties throughout Brazil, Argentina, Chile, and Mexico.

Osisko Mining Corporation

(Canada, 4.3%)

Osisko Mining is a mid-tier gold producer. It operates the Canadian Malartic gold mine in Quebec, Canada, and most recently became the owner of the Upper Beaver project in Ontario, Canada through the acquisition of Queenston Mining.

Royal Gold, Inc.

(U.S., 4.2%)

Royal Gold acquires and manages precious metals royalties. The company seeks to acquire existing royalties and/or finance projects that are in production or near production in exchange for royalty interests. Royal Gold’s gold-focused portfolio contains royalties ranging from those in production and development to those in the evaluation and exploration stages.

Tahoe Resources Inc.

(U.S., 3.5%)

Tahoe Resources is an emerging silver producer developing the Escobal silver project in Guatemala, which is expected to reach commercial production in early 2014.

Argonaut Gold, Inc.

(U.S., 3.3%)

Argonaut Gold explores for gold. The company owns the operating El Castillo mine, the San Antonio development stage project and advanced stage exploration properties including: La Fortuna and La Colorada.

*Percentage of net assets.

Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com.

22

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Average Annual	Class A-INIVX	Class A-INIVX
Total Return	After Maximum	Before Sales
6/30/13	Sales Charge[1]	Charge	GDM(TR)	S&P 500
Six Months	(48.54)%	(45.39)%	(46.98)%	13.82%
One Year	(44.17)%	(40.77)%	(44.39)%	20.60%
Five Year	(10.00)%	(8.92)%	(11.86)%	7.01%
Ten Year	8.42%	9.07%	n/a	7.30%
* since 1/1/56
Average Annual	Class C-IIGCX	Class C-IIGCX
Total Return	After Maximum	Before Sales
6/30/13	Sales Charge[2]	Charge	GDM(TR)	S&P 500
Six Months	(46.14)%	(45.60)%	(46.98)%	13.82%
One Year	(41.86)%	(41.29)%	(44.39)%	20.60%
Five Year	(9.62)%	(9.62)%	(11.86)%	7.01%
Life* (annualized)	6.47%	6.47%	n/a	6.84%
Life* (cumulative)	84.21%	84.21%	n/a	90.51%
* since 10/3/03
Average Annual	Class I-INIIX	Class I-INIIX
Total Return	After Maximum	Before Sales
6/30/13	Sales Charge[3]	Charge	GDM(TR)	S&P 500
Six Months	n/a	(45.23)%	(46.98)%	13.82%
One Year	n/a	(40.51)%	(44.39)%	20.60%
Five Year	n/a	(6.00)%	(11.86)%	7.01%
Life* (annualized)	n/a	2.61%	(4.35)%	5.07%
Life* (cumulative)	n/a	18.99%	(25.93)%	39.60%
* since 10/2/06
Average Annual	Class Y-INIYX	Class Y-INIYX
Total Return	After Maximum	Before Sales
6/30/13	Sales Charge[4]	Charge	GDM(TR)	S&P 500
Six Months	n/a	(45.32)%	(46.98)%	13.82%
One Year	n/a	(40.64)%	(44.39)%	20.60%
Life* (annualized)	n/a	(18.85)%	(19.49)%	12.43%
Life* (cumulative)	n/a	(48.40)%	(49.68)%	44.92%
* since 4/30/10

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.45% / Net Expense Ratio 1.45%	[3]	I shares: no sales or redemption charges Gross Expense Ratio 1.07% / Net Expense Ratio 1.00%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.23% / Net Expense Ratio 2.20%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 1.31% / Net Expense Ratio 1.20%

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

23

INTERNATIONAL INVESTORS GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Investors Gold Fund

				Expenses Paid
				During the Period*
		Beginning Account	Ending Account	January 1, 2013 -
		Value January 1, 2013	Value June 30, 2013	June 30, 2013
Class A	Actual	$1,000.00	$546.10	$5.56
	Hypothetical**	$1,000.00	$1,017.60	$7.25
Class C	Actual	$1,000.00	$544.00	$8.42
	Hypothetical**	$1,000.00	$1,013.88	$10.99
Class I	Actual	$1,000.00	$547.70	$3.84
	Hypothetical**	$1,000.00	$1,019.84	$5.01
Class Y	Actual	$1,000.00	$546.80	$4.60
	Hypothetical**	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2013), of 1.45% on Class A Shares, 2.20% on Class C Shares, 1.00% on Class I Shares and 1.20% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
24

MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Multi-Manager Alternatives Fund (the “Fund”) declined 1.98% (Class A shares, excluding sales charge) for the six months ended June 30, 2013. The Fund underperformed its benchmark, the HFRX Global Hedge Fund Index1, which rose 3.16%. The S&P® 500 Index2 gained 13.82% for the same period.

The Fund’s semi-annual performance is attributable primarily to losses within its global macro and tactical sleeves. However, the Fund did experience underperformance in each of its four core investment strategies, which include: long/short equity, event driven, global macro and yield focused. Although temporary periods of underperformance among fundamentally driven investment strategies are common, it is very uncommon to simultaneously experience it within all of the sub-strategies.

Uninspiring performance of fundamentally driven strategies often indicates turmoil is lurking in the markets. We believe that investment acumen is a skill not easily diminished and time proven investment processes are by design—consistent. Therefore, while we are not happy with the Fund’s recent performance, we remain confident in our current and prospective sub-advisors’ ability to perform throughout the course of the market cycle.

Overview

■	The U.S. equity market, as measured by the S&P® 500 Index, rallied, benefiting from both the accommodative stimulus of the Federal Reserve (the “Fed”) and strengthening economic data.

■	In May 2013, following Fed Chair Bernanke’s comments, the fixed income markets began pricing in a withdrawal of accommodative support from the Fed.

■	In mid-June, Bernanke stated the Fed could begin to wind down its $85 billion monthly asset purchase program later this year and end it completely by mid-2014.

—	The yield on the 10-year U.S. Treasury note increased from 1.63% on May 1 to 2.49% on June 28.

■	The rapid increase in U.S. Treasury yields led to a sell-off in fixed income assets that resulted in returns of -1.78% and -1.55% for the Barclays U.S. Aggregate Bond Index[3] in May and June, respectively, and an outflow from fixed income mutual funds.

■	The spot price of gold decreased from $1,675 per ounce on December 31, 2012 to $1,235 per ounce at the end of June.

—	Gold prices were negatively affected by the abrupt increase in yields, as investors began to weigh the opportunity cost to holding a non-yielding asset during a period of minimal U.S. inflation.

■	Historically, rising interest rates have been a positive signal for both the equity markets and for alternative strategies.

—	Equity markets are often viewed as beneficiaries of rising rates because they are typically a signal of a strengthening economy.

—	The indirect impact to alternative strategies may include rising equity markets, wider arbitrage spreads and more interest on collateral pledged against derivative instruments.

—	The correlation[4] matrix below illustrates the relationship of traditional and alternative investments relative to the change in yield of the 10-year U.S. Treasury note.

—	A positive correlation with rising interest rates supports the position that alternative strategies and equities are beneficiaries of increasing yields.

Correlation4 to Changes in Interest Rates (January 1990-May 2013)

	U.S. 10-Year	HFRI Fund	Barclays U.S.
	U.S. Treasury	Weighted	Aggregate	S&P® 500
	Yield Change	Composite	Bond Index	Index TR
U.S. 10-Year U.S. Treasury Yield Change	1
HFRI Fund Weighted Composite	0.20	1
Barclays U.S. Aggregate Bond Index	-0.81	0.07	1
S&P® 500 Index TR	0.16	0.74	0.12	1

Source: Van Eck Research. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

25

MULTI-MANAGER ALTERNATIVES FUND

Fund Review

In seeking to increase investor returns over the long term, our Investment Committee set the Fund’s portfolio volatility5 to the upper-end of the range at the end of March 2013. Targeting volatility is accomplished through our proprietary quantitative risk allocation process and macro discretionary overlay designed to simultaneously maximize volatility and diversification within the Fund’s stated risk parameters. The increase in volatility can be seen in this chart of the Fund’s rolling 90-day volatility.

Source:	Van Eck Research. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Looking at the results of each of the Fund’s sub-strategies, the best performing sleeve, on an absolute basis, during the semi-annual period was its long/short equity strategies. The Fund’s allocation to long/short equity strategies‡ returned 3.19%, but underperformed the HFRX Equity Hedged Index6, which returned 4.59%. Sub-adviser Millrace Asset Group, Inc. (“Millrace”) (9.0% of Fund net assets†) returned 12.70% and was the best performer within this strategy, largely benefiting from long positions in the technology and commercial services industries. Sub-adviser RiverPark Advisors, LLC (“RiverPark”) (8.8% of Fund net assets†) was the primary detractor within this strategy, with a return of 0.22%. Most of RiverPark’s disappointing performance can be attributed to a long position in information technology giant Apple and to short positions in “broken growth” companies that rallied during the semi-annual period. While the RiverPark team is confident in the long-term demise of its short positions, in a market fueled by high beta7 equities, the slightest hint of optimism can send stock prices soaring. Industries that detracted most from RiverPark’s results were technology, retail and consumer durables.

The Fund’s allocation to global macro strategies‡ returned -3.80% compared to the HRFX Macro Index8, which returned -1.07%. During the semi-annual period, the global macro strategies allocation benefited from an investment in The Marketfield Fund (“Marketfield”) (3.3% of Fund net assets†), which is predominantly positioned long U.S. equities and short emerging market equities. The S&P 500 Index outperformed the MSCI Emerging Markets Index9 by 23.22% during the semi-annual period. The largest detractor within this strategy was the AC-Risk Parity 12 Volatility Fund (“Risk Parity Fund”) (sold by Fund by end of period), an investment through an open-end UCITS10 III structure managed by Aquila Capital, which returned -13.95%. The Risk Parity Fund is broadly diversified across equities, currencies, commodities and fixed income. However, during the latter months of the semi-annual period, when the fixed income markets rapidly declined, its diversification attributes did not maintain and the Risk Parity Fund experienced a material loss of capital. We proactively decided to remove any significant interest rate exposure from the Fund, and thus redeemed the Fund’s investment in the Risk Parity Fund by the end of the semi-annual period.

The Fund’s allocation to event-driven strategies‡ returned 2.64% in comparison to a return of 7.37% for the HRFX Event Driven Index11. The Fund’s top performing event-driven strategy was EMERALD 2X (Equity Mean Reversion Alpha InDex) (6.4% of Fund net assets†), a “rules-based” volatility arbitrage strategy through a note structured by Deutsche Bank, which seeks to benefit from mean reversion in equity volatility. The Fund’s investment in EMERALD 2X returned 10.20%, as daily volatility exceeded weekly volatility, particularly in February, April and June 2013. The weakest performer within the strategy was Tiburon Capital Management (“Tiburon”) (11.9% of Fund net assets†) with a return of 0.91%. Sub-adviser Tiburon seeks to exploit event opportunities across the capitalization structure. Tiburon benefited from profits in the financials sector, but losses within precious metals mitigated most of the gains.

26

The Fund’s allocation to fixed income, or yield, strategies‡ returned -0.61% relative to a return of 4.57% for the HFRX Fixed Income Credit Index12. The Fund’s allocation to Sub-adviser Horizon Management (“Horizon”) (8.5% of Fund net assets†) returned 0.46%, and its lack of meaningful performance was primarily due to high levels of cash held during the semi-annual period. Horizon is a relatively new Sub-Advisor to the Fund, who invests gradually in order to dollar cost average into positions. Toward the end of the semi-annual period, Horizon was actively purchasing closed-end bond funds at discounts to net asset value and equity positions that it believes offer either yield or total return benefits to the overall allocation. Sub-adviser SW Asset Management, LLC (“SW”) (10.5% of Fund net assets†) returned -1.21%, and most of its losses were experienced in June 2013 during the sell-off in emerging markets debt. The team at SW had been quite cautious early in 2013 due to the rapid run-up of emerging market debt issues, and its defensive posture mitigated losses during the sell-off.

The Fund’s tactical, or opportunistic, strategy‡ sleeve returned -1.15% for the semi-annual period. Most of the losses can be attributed to net long exposure to gold and gold mining equities, which returned -14.52%. The material losses in the Fund’s gold positions were a catalyst for the Fund’s Investment Committee to trigger our risk management process and move to fully hedge the positions and focus on exploiting the alpha13 between our long and short positions. On the positive side, notable performers within the Fund’s tactical allocation were a long position in Japanese equities (currency hedged) and a short Japanese yen versus U.S. dollar position, which returned 7.71% and 11.21%, respectively, during the semi-annual period.

The Fund is hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other investment strategies. Our Investment Committee—which averages more than eight years’ experience in managing a multi-manager, hedge-style mutual fund strategy—managed the Fund with a goal of consistent returns, low beta and low volatility. Throughout the semi-annual period, we continued to search for alpha-generating strategies with repeatable processes that exist within stable business models. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

Outlook

Overall, we expect U.S. interest rates to gradually trend higher as economic recovery continues and the Fed tapers its asset purchases. A near-term pullback in interest rates may occur, but, in our view, would be minimal. We believe this broad trend toward higher interest rates, along with the Fed’s actions, may well drive some financial market volatility.

We believe the equity markets as a whole will likely benefit amid heightened volatility, as the U.S. economy is anticipated to continue recovering. Long/short equity strategies, trend following commodity trading advisors and arbitrage strategies should also perform well given these conditions, in our view. However, strategies correlated to bonds, including credit-related strategies, for example, may well face headwinds.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

27

MULTI-MANAGER ALTERNATIVES FUND

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier
Co-Portfolio Manager	Co-Portfolio Manager	Investment Committee Member

July 19, 2013

†	All Fund assets referenced are Total Net Assets as of June 30, 2013.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[3]	Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[4]	The correlation coefficient is a measure that determines the degree to which two variables’ movements are associated and will vary from -1.0 to 1.0. -1.0 indicates perfect negative correlation, and 1.0 indicates perfect positive correlation. Correlation describes a complementary or parallel relationship between two investments.

[5]	Volatility is the annualized standard deviation of monthly returns. Standard deviation is a statistical measure of the historical volatility of a portfolio, usually computed using 36 monthly returns.

[6]	HFRX Equity Hedged Index is a hedge fund benchmark representative of the overall composition of the hedge fund universe.

[7]	Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[8]	HFRX Macro Index is a hedge fund benchmark on strategies that include long/short positions in equity, fixed income, currency and futures markets based on a top-down analysis on a broader view of the world economy.

[9]	MSCI Emerging Markets Index (MSCI EM), a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, is calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries.

[10]	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

[11]	HFRX Event Driven Index is a hedge fund benchmark on strategies that trade in various corporate transactions that include mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments.

[12]	HFRX Fixed Income Credit Index is a hedge fund benchmark on strategies that utilize a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset-backed, capital structure arbitrage and other relative value and event-driven sub-strategies to realize the spreads of various related credit instruments.

[13]	Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.
28

‡	Strategy Definitions

A long/short strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.

Credit arbitrage may seek to take advantage of pricing inefficiencies between the credit-sensitive securities of different issuers. Instruments commonly traded include CDOs (collateralized debt obligations) and CDSs (credit default swaps).

Merger arbitrage seeks to exploit price differentials in the shares of companies that are involved in announced corporate events, such as mergers and acquisitions (M&A) or leveraged buy-outs, by taking a directional position on the stocks of the companies involved in the deal. Success is dependent on the likelihood that such events will be consummated as proposed.

Special situations invest in the securities of issuers based upon the expectations of the manager as to whether the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spin-off, bond upgrade or a positive earnings report.

Long biased fixed income strategies seek to invest in between a market-neutral fund and a long-only fund. Rather than hedging to reduce market correlation as found in a market neutral fund, or having substantial long exposure as in a long-only fund, a long-bias fund maintains a differing ratio of long positions (compared to short positions) that usually exceeds 40%.

Global macro and emerging markets strategy seeks to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Long/short fixed income strategies seek to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on fixed income assets or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Contrarian is an investment style that goes against prevailing market trends, seeking to profit from buying assets trending lower due to unjustifiable wide spread pessimism and selling assets that have trended upward due to widespread optimism that overstates a company’s value.
29

MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*

(unaudited)

As of June 30, 2013.

*Percentage of net assets.

30

SECTOR WEIGHTING NET EXPOSURE**

(unaudited)

As of June 30, 2013. Portfolio subject to change.

**Net exposure was calculated by adding long and short positions.

31

MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Average Annual Total Return 6/30/13	Class A-VMAAX After Maximum Sales Charge[1]	Class A-VMAAX Before Sales Charge	HFRXGL	S&P 500
Six Months	(7.58)%	(1.98)%	3.16%	13.82%
One Year	(7.15)%	(1.51)%	5.50%	20.60%
Life* (annualized)	(0.74)%	0.71%	2.43%	16.51%
Life* (cumulative)	(2.99)%	2.91%	10.27%	86.22%
*since 6/5/09

Average Annual Total Return 6/30/13	Class C-VMSCX After Maximum Sales Charge[2]	Class C-VMSCX Before Sales Charge	HFRXGL	S&P 500
Six Months	(3.30)%	(2.32)%	3.16%	13.82%
One Year	(3.15)%	(2.17)%	5.50%	20.60%
Life* (annualized)	(3.42)%	(3.42)%	2.92%	15.26%
Life* (cumulative)	(3.98)%	(3.98)%	3.41%	18.02%
*since 4/30/12

Average Annual Total Return 6/30/13	Class I-VMAIX After Maximum Sales Charge[3]	Class I-VMAIX Before Sales Charge	HFRXGL	S&P 500
Six Months	n/a	(1.63)%	3.16%	13.82%
One Year	n/a	(0.94)%	5.50%	20.60%
Life* (annualized)	n/a	1.06%	2.43%	16.51%
Life* (cumulative)	n/a	4.40%	10.27%	86.22%
*since 6/5/09

Average Annual Total Return 6/30/13	Class Y-VMAYX After Maximum Sales Charge[4]	Class Y-VMAYX Before Sales Charge	HFRXGL	S&P 500
Six Months	n/a	(1.74)%	3.16%	13.82%
One Year	n/a	(1.05)%	5.50%	20.60%
Life* (annualized)	n/a	0.45%	(0.02)%	12.43%
Life* (cumulative)	n/a	1.43%	(0.07)%	44.92%
*since 4/30/10

Inception date for the Multi-Manager Alternatives Fund was 6/5/09 (Class A and Class I), 4/30/10 (Class Y) and 4/30/12 (Class C)

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 2.83% / Net Expense Ratio 2.72%		Gross Expense Ratio 2.72% / Net Expense Ratio 2.28%

[2]	C shares: 1.00% redemption charge, first year	[4]	Y shares: no sales or redemption charges
	Gross Expense Ratio 16.97% / Net Expense Ratio 3.46%		Gross Expense Ratio 2.79% / Net Expense Ratio 2.33%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2014 During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

32

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Multi-Manager Alternatives Fund

		Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period* January 1, 2013 - June 30, 2013
Class A	Actual	$1,000.00	$980.20	$13.34
	Hypothetical**	$1,000.00	$1,011.32	$13.55
Class C	Actual	$1,000.00	$976.80	$16.95
	Hypothetical**	$1,000.00	$1,007.65	$17.21
Class I	Actual	$1,000.00	$983.70	$11.19
	Hypothetical**	$1,000.00	$1,013.51	$11.36
Class Y	Actual	$1,000.00	$983.60	$11.45
	Hypothetical**	$1,000.00	$1,013.25	$11.62

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2013), of 2.72% on Class A Shares, 3.46% on Class C Shares, 2.28% on Class I Shares and 2.33% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
33

UNCONSTRAINED EMERGING MARKETS BOND FUND

Dear Shareholder:

The Unconstrained Emerging Markets Bond Fund (the “Fund”) declined 8.50% (Class A shares, excluding sales charge) for the six months ended June 30, 2013. Its underperformance occurred in the second quarter, as a result of a synchronized fall in emerging markets currencies broadly. Declining interest rates and a weakening dollar were secular tailwind to emerging markets asset prices in Q1. In Q2, however, those trends were reversed by the Federal Reserve’s hints at a tapering of bond purchases. The resultant stronger dollar and higher interest rates hit an EM debt market that had thus far seen steady inflows and steady/declining interest rates. The Fund underperformed its two benchmark indices, the J.P. Morgan Government Bond – Emerging Markets Global Diversified (GBI-EM) Index1 (representing local currency2) and the J.P. Morgan Emerging Markets Bond Global Diversified (EMBI) Index3 (representing hard currency4), which fell 7.15% and 7.77%, respectively, for the same period.

The Fund did perform competitively in Q1. In Q1, the Fund gained 2.89%, while the GBI-EM (representing local currency) lost 0.12% and the EMBI (representing hard currency) fell 2.26% for the same period.

Overview

Emerging markets debt attracted just more than $30 billion in mutual fund inflows during the first half of 2013. At the same time, starting in May 2013 the asset class suffered its largest weekly outflows since the Lehman crisis in 2008, as there was a rotation out of emerging markets debt and equities in favor of developed market equities. Concerns around an end to easy monetary policy in the U.S. were a major headwind to emerging markets debt—both hard and local currency. A lot of money flowed into EM debt, seeking superior yields and fundamentals. Although those yields and fundamentals are still intact, the selling pressure resulted in what are, in our opinion, overreactions. Indeed as has been the case for the past several years, the primary risk to emerging markets debt came from the developed markets, not from the emerging markets countries themselves. However, during this semi-annual period, the main factor was a U.S.-driven reversal of capital flows instead of a European-driven credit shock, as was the case in 2012.

Fund Review

At the portfolio level, underperformance during the semi-annual period was driven by comparatively overweight positions in securities that had a high beta to asset class outflows, including Venezuela hard currency bonds, Philippines local currency bonds and Nigeria local currency bonds. The Fund’s biggest winners during the semi-annual period were positions in South Africa, Costa Rica, Indian rupee-denominated supranational5 bonds, Turkey and Russia, where the Fund’s exposure was in local currency debt. Positions in Argentina and Sri Lanka, where the Fund’s exposure was in hard currency debt, boosted Fund results as well. As noted above, the Fund’s major detractor was exposure to Venezuelan sovereign debt, where significant positioning by foreign investors combined with the country’s high beta status left it particularly vulnerable to outflows. The Fund’s positions in Nigeria, Philippines, Romania, Uruguay, Brazil, Poland and Chile, where the Fund’s exposure was in local currency debt, and its positions in Hungary and Zambia, where the Fund’s exposure was in hard currency debt, detracted as well.

Our current portfolio reflects our view that weakness in 2Q13 is likely to represent a longer-term buying opportunity, while generating attractive carry in the meantime. At the end of the annual period, the Fund’s 30-Day SEC Yield was 6.31% for Class A shares. In general, the current portfolio aims to continue its monthly dividends ranging between 5%-7%, while in the long run generating potential for much more upside. This upside will, in our opinion, be generated by an eventual calming of currency and interest rate markets, in which a country’s bottom-up fundamentals (as opposed to technicals triggered in U.S. Treasuries) drive asset prices. EM debt has higher real yields and higher credit spreads than developed markets, with superior fundamentals, in our opinion – we aim to earn outsized carry while we position to capture longer term upside that should be generated by country fundamentals over time.

The countries where we see the best opportunities can generally be characterized as having strong balance sheets, high real interest rates, and stabilized technicals. All of them have been in our portfolio to medium or large degrees over time. In particular, we like Nigerian local debt, with one-year average yields in the 13% range (relative to inflation of around 8%), a currency that is credibly managed by the central bank, low indebtedness, and long-term rating upgrade potential. Brazilian local debt has also become attractive, in our opinion, offering one-year average yields of 7%-9% (relative to inflation of around 6%-7%), a strong balance sheet, a currency that has been among the weakest in EM, what we consider to be continued bearish positioning in the currency, and an overall negative investor bias on Brazil. Romanian local debt remains attractive due to yields of around 5%, with inflation looking set to decline, but more importantly a Bund curve that has anchored European yields more than U.S.-based yield curves. Russia local debt is attractive due to a potential rate-cutting cycle later in 2013 as base effects reduce inflation. A strong balance sheet and cleaner positioning round out the argument.

34

We also remain constructive on Mexico, where a reform program and leverage to U.S. growth give it upside potential; however, we are somewhat concerned about positioning there. In hard-currency debt, we had a bias to accumulate bonds that finally showed value after the 2Q selloff in EM debt, and viewed those types of bonds as the most likely to stabilize first (thus “phase 1” assets). However, there was no one champion to reflect this. Instead, we had a smattering of credits including Hungary, Colombia, the Philippines, Iraq, and Mexico. These will likely act, currently, and as we transition to whatever new yield environment materializes, as defensive investments that can perform well in risk-off environments, especially if the U.S. dollar is rallying.

We should emphasize, moreover, that “good fundamentals” aren’t simply a nice theoretical argument supporting the asset class. There are very practical implications of “good fundamentals”. A different way of describing the type of fundamentals that we focus on and which describe a “strong” EM balance sheet is to say that the countries have high savings rates. High savings rates mean that domestic savings pools (often mutual funds) have a natural bid for duration – most countries can sell their government’s debt to private actors, not a co-opted central bank. Yet another way of describing high savings/strong balance sheet is that many of these governments have no acute need for money. As a result, Thailand, Romania, and Nigeria have cancelled bond auctions simply because they didn’t like the price, while Brazil has announced (limited) buybacks of its domestic debt. Good fundamentals matter for practical reasons.

EM Bond Country Return Breakdown (YTD as of June 30, 2013)

Source:	Van Eck Research. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

During the semi-annual period, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings. In particular, the Fund directly hedged its Mexican peso risk, Chilean peso risk and Brazilian real risk using these forwards, for short periods of time. The Fund also hedged the euro risk encumbered in other currency positions. Derivatives detracted from the Fund’s performance during this period. It accounted for approximately 7% of the Fund’s losses. Those results were fueled by the highly volatile foreign exchange markets, especially during the months of May and June. Despite the losses, derivatives serve as a tool to reduce the Fund’s foreign exchange risk.

Outlook

We see the following key themes, some headwinds and some tailwinds, driving our investment decision during the second half of 2013:

Rising U.S. yields and a strong U.S. dollar

Emerging markets debt is being buffeted by both of these headwinds, which we believe could continue. In fact, we would not be surprised if the 10-year U.S. Treasury note yield goes to 3% before stability or a range begins to exert itself. That said, we should emphasize that we do not begin our investment process with an analysis of top-down variables such as U.S. Treasury rates, but rather have bottom-up views on our investment universe of countries and test those views against top-downs risks the market generates.

Inflows/outflows

Emerging markets debt received significant inflow during the past several years, stretching technicals. Simply put, a lot of money went in, and a lot of money can come out. We believe current drivers are external, i.e., primarily the U.S. Federal Reserve (the “Fed”), and when the external driver has stabilized, the bottom-up fundamental value of emerging markets debt should re-exert. In the meantime, flows tend to follow performance, rightly or wrongly.

35

UNCONSTRAINED EMERGING MARKETS BOND FUND

Popular perception

In our view, some emerging markets economies are in a corner, and they happen to be countries market participants often think constitute all of emerging markets debt. Brazil, India, Russia, Turkey and South Africa have, in our opinion, gotten themselves into a “no good options” situation. Each has high inflation, low real yields, struggling growth rates, and only in Russia’s case can one argue there is a solid balance sheet to stabilize whatever economic troubles ensue. Even China, we believe, is in a box of sorts, although the authorities there seem to be willingly taking the tough medicine. Our response is to not own their local markets; the Fund’s ownership of Brazilian local currency bonds is currency-hedged.

Local currency favored

The “push” of money out of developed economies and the “pull” of money into emerging economies looks likely to continue, in our view. Japan’s recent moves to follow the U.S. into larger central bank balance sheets and expansionary fiscal policy make it the latest nation to join this trend. The European Central Bank, moreover, appears to us likelier to loosen policy than to tighten it. Even the Fed seems to have a simple reaction function—they will tighten if they can and won’t if they can’t. In our opinion, this trend is likely to benefit local currency debt over hard currency debt, as developed world economic policies are close to policies of debasement.

Appeal to international investors

Money has been flowing to emerging markets due to its lower debts and deficits, not simply to chase yield. Sovereign, banking and corporate debt levels have driven global markets since 2008. Emerging economies have much more fiscal “space” within which to act—to stimulate in the event of recession, to tighten-which in the emerging markets often means currency appreciation—in the event of excess growth. Whether it be strong balance sheets, more independent central banks or more fiscal “space,” to us, the bottom line is that emerging markets economies remain attractive to international bond investors.

Source: JP Morgan. EM – Emerging Markets; DM – Developed Markets.

36

Hard currency value

In our view, value has returned to some emerging markets bond markets. While we did not like hard currency emerging markets debt for much of the first half of 2013, toward the end of the semi-annual period, we saw value in some high-rated names. Also, real rates in the emerging markets remain higher than those in developed markets. Thus, even in still-vulnerable local currency emerging markets debt, one is still able to say it generates higher real yields with strong balance sheets.

Sources: The Bloomberg ProfessionalTM service and Credit Suisse.

Mideast concerns

Geopolitical tension in the Middle East and North Africa may escalate further. We view the conflict in Syria as a proxy war between the U.S. and its regional and European allies versus Iran. What might not be as well recognized are moves toward rapprochement between the U.S. and Iran. For the time being, we intend to avoid positions in countries with direct exposure to the region’s conflict.

Overall, then, at the end of the semi-annual period, we saw more attractive investment opportunities in hard currency debt than in local currency debt, but also saw distinct phases in the future path of asset prices.

■	Phase 1: Emerging markets hard currency debt is not subject to the potential headwind of a rising U.S. dollar, which would hit emerging markets local currency debt. High-rated emerging markets hard currency bonds are the more established and “safer” asset class with a large pool of investors, including U.S. insurance companies. It is typically a “Phase 1” asset price that rallies on the first sign of stability due to its long history and the perception that default is unlikely for these high-rated names. We continue to favor high-rated hard currency debt and to disfavor low-rated debt like that of Venezuela, due to its high beta.

■	Phase 2: During Phase 2, we expect to see high-rated local debt rally, especially Asian debt, because of fundamentals and because its ratings are the highest in the emerging markets. As long as global economic growth is generally on track, its idiosyncratic features should dominate.

■	Phase 3: Phase 3, we anticipate, will see “the rest” of the emerging markets stabilize and rally. These could range from Venezuela in hard currency to Peru in local currency.

The Fund is subject to risks associated with its investments in emerging markets securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, non-diversification risk and risks associated with non-investment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

37

UNCONSTRAINED EMERGING MARKETS BOND FUND

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Eric Fine	Carlos Nogueira	David Austerweil
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

July 19, 2013

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

[2]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[3]	The J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro or yen.

[5]	A supranational is an international organization, or union, whose members transcend national boundaries and share in the decision-making. Examples of supranationals are the World Bank, International Monetary Fund and World Trade Organization.
38

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Average Annual Total Return 6/30/13	Class A-EMBAX After Maximum Sales Charge[1]	Class A-EMBAX Before Sales Charge	GBI-EM	EMBI
Six Months	(13.74)%	(8.50)%	(7.15)%	(7.77)%
Life* (cumulative)	(4.20)%	1.62%	1.74%	0.01%
*since 7/9/12

Average Annual Total Return 6/30/13	Class C-EMBCX After Maximum Sales Charge[1]	Class C-EMBCX Before Sales Charge	GBI-EM	EMBI
Six Months	(9.74)%	(8.85)%	(7.15)%	(7.77)%
Life* (cumulative)	(0.14)%	0.81%	1.74%	0.01%
*since 7/9/12

Average Annual Total Return 6/30/13	Class I-EMBUX After Maximum Sales Charge[1]	Class I-EMBUX Before Sales Charge	GBI-EM	EMBI
Six Months	n/a	(8.39)%	(7.15)%	(7.77)%
Life* (cumulative)	n/a	1.74%	1.74%	0.01%
*since 7/9/12

Average Annual Total Return 6/30/13	Class Y-EMBYX After Maximum Sales Charge[1]	Class Y-EMBYX Before Sales Charge	GBI-EM	EMBI
Six Months	n/a	(8.39)%	(7.15)%	(7.77)%
Life* (cumulative)	n/a	1.74%	1.74%	0.01%
*since 7/9/12

Inception date for the Unconstrained Emerging Markets Bond Fund was 7/9/12 (Class A, Class C, Class I and Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 1.28% / Net Expense Ratio 1.25%		Gross Expense Ratio 0.95% / Net Expense Ratio 0.95%
[2]	C Shares: 1.00% redemption charge, first year	[4]	Y shares: no sales or redemption charges
	Gross Expense Ratio 2.40% / Net Expense Ratio 1.95%		Gross Expense Ratio 1.34% / Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

J.P. Morgan Government Bond — Emerging Markets Global Diversified (GBI-EM) Index tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

39

UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Unconstrained Emerging Markets Bond Fund

				Expenses Paid
				During the Period*
		Beginning Account Value	Ending Account Value	January 1, 2013 -
		January 1, 2013	June 30, 2013	June 30, 2013
Class A	Actual	$1,000.00	$915.00	$5.94
	Hypothetical**	$1,000.00	$1,018.60	$6.26
Class C	Actual	$1,000.00	$911.50	$9.24
	Hypothetical**	$1,000.00	$1,015.12	$9.74
Class I	Actual	$1,000.00	$916.10	$4.51
	Hypothetical**	$1,000.00	$1,020.09	$4.75
Class Y	Actual	$1,000.00	$916.10	$4.75
	Hypothetical**	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2013), of 1.25% on Class A Shares, 1.95% on Class C Shares, 0.95% on Class I Shares and 1.00% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
40

CM COMMODITY INDEX FUND

SCHEDULE OF INVESTMENTS (a)

June 30, 2013 (unaudited)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 104.4%

United States Treasury Obligations: 100.4%
	United States Treasury Bills
$21,000,000	0.07%, 11/14/13 (b)	$20,995,149
13,000,000	0.07%, 12/05/13	12,996,178
10,000,000	0.07%, 11/07/13 (b)	9,998,340
8,000,000	0.07%, 12/12/13 (b)	7,997,768
12,000,000	0.08%, 08/01/13 (b)	11,999,225
13,000,000	0.08%, 11/21/13 (b)	12,996,646
8,000,000	0.08%, 07/05/13 (b)	7,999,929
6,000,000	0.08%, 11/29/13	5,998,236
12,000,000	0.09%, 08/08/13	11,998,923
8,000,000	0.09%, 07/25/13 (b)	7,999,542
16,000,000	0.09%, 09/12/13 (b)	15,999,520
8,000,000	0.10%, 07/18/13	7,999,641
15,000,000	0.11%, 09/05/13	14,999,520
15,000,000	0.12%, 08/22/13 (b)	14,997,476
13,000,000	0.13%, 08/29/13	12,999,753
		177,975,846

Number of
Shares

Money Market Fund: 4.0%
7,043,810	AIM Treasury Portfolio – Institutional Class	7,043,810

Total Short-term Investments: (Cost: $185,009,623)		185,019,656
Liabilities in excess of other assets: (4.4)%		(7,745,005)
NET ASSETS: 100.0%		$177,274,651

Total Return Swap Contracts — As of June 30, 2013, the Fund had an outstanding swap contract with the following terms:

Long Exposure

			Rate paid by	Termination	% of	Unrealized
Counterparty	Referenced Obligation	Notional Amount	the Fund	Date	Net Assets	Depreciation
UBS AG	UBS Bloomberg Constant Maturity Commodity Index Total Return	$ 185,413,000	0.54%	07/10/13	(4.7)%	$ (8,247,402)

(a) Represents consolidated Schedule of Investments.

(b) All or a portion of these securities are segregated for swap collateral.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Government	96.2%	$177,975,846
Money Market Fund	3.8	7,043,810
	100.0%	$185,019,656

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Short-Term Investments:
United States Treasury Obligations	$—	$177,975,846	$—	$177,975,846
Money Market Fund	7,043,810	—	—	7,043,810
Total	$7,043,810	$177,975,846	$—	$185,019,656
Other Financial Instruments
Swap Contracts	$—	$(8,247,402)	$—	$(8,247,402)

See Notes to Financial Statements

41

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of
Shares		Value

COMMON STOCKS: 80.7%

Brazil: 6.6%
204,000	BR Malls Participacoes S.A.	$1,826,661
211,000	BR Properties S.A.	1,796,670
222,000	Brazil Hospitality Group S.A. *	1,591,861
80,000	Cosan S.A. Industria e Comercio	1,550,989
233,000	Estacio Participacoes S.A.	1,670,738
82,000	Localiza Rent a Car S.A.	1,161,270
		9,598,189
China / Hong Kong: 20.5%
2,157,000	Baoxin Auto Group Ltd. #	1,366,895
2,147,392	Beijing Capital International Airport Co. Ltd. #	1,398,177
2,450,000	Boer Power Holdings Ltd. #	1,582,689
1,095,600	Brilliance China Automotive Holdings Ltd. * #	1,220,502
2,322,000	China Hongqiao Group Ltd. #	1,169,782
59,400	China Medical System Holdings Ltd. #	53,182
2,012,000	China Singyes Solar Technologies Holdings Ltd. #	2,098,741
471,000	CIMC Enric Holdings Ltd. #	727,719
6,023,000	Franshion Properties China Ltd. #	2,010,912
325,000	Galaxy Entertainment Group Ltd. * #	1,572,434
7,357,000	Genting Hong Kong Ltd. (USD) * #	3,265,029
415,000	Great Wall Motor Co. Ltd. #	1,768,106
1,157,000	Greatview Aseptic Packaging Co. Ltd. #	714,247
683,000	Haier Electronics Group Co. Ltd. #	1,086,727
891,000	Kunlun Energy Co. Ltd. #	1,575,174
19,267,000	REXLot Holdings Ltd. #	1,263,513
1,150,000	Sunac China Holdings Ltd. #	755,680
410,000	Techtronic Industries Co. #	977,545
51,200	Tencent Holdings Ltd. #	1,999,217
7,957,000	Tiangong International Co. Ltd. #	1,958,529
1,580,000	Xinyi Glass Holdings Ltd. #	1,221,889
		29,786,689
India: 12.9%
132,200	Apollo Hospitals Enterprise Ltd. #	2,358,845
695,000	DEN Networks Ltd. * #	2,206,870
226,700	Glenmark Pharmaceuticals Ltd. #	2,074,375
89,400	Jammu & Kashmir Bank Ltd. #	1,854,815
75,500	Larsen & Toubro Ltd. #	1,781,594
800,000	Mundra Port & Special Economic Zone Ltd. #	2,042,671
108,900	Persistent Systems Ltd. #	914,387
290,500	Phoenix Mills Ltd.	1,222,129
168,000	Shriram Transport Finance Co. Ltd. #	2,016,572
45,854	Wockhardt Ltd. *	771,319
195,000	Yes Bank Ltd. #	1,565,128
		18,808,705
Indonesia: 1.3%
1,600,000	Bank Rakyat Indonesia Tbk PT #	1,242,239
4,830,000	Express Transindo Utama Tbk PT * #	655,186
		1,897,425
Israel: 0.0%
68,000	Queenco Leisure International Ltd. (GDR) * # § Reg S	26,297

Malaysia: 0.8%
1,140,000	AirAsia Bhd #	1,147,064
Number of
Shares		Value

Mexico: 1.0%
840,000	Credito Real S.A.B. de C.V .*	$1,393,793

Nigeria: 2.7%
9,400,000	First Bank Nigeria Holdings Plc #	1,031,479
9,650,000	Guaranty Trust Bank Plc #	1,439,075
237,343	Nestle Nigeria Plc #	1,416,464
		3,887,018
Panama: 1.1%
11,700	Copa Holdings S.A. (Class A) (USD)	1,534,104

Philippines: 0.5%
229,000	Security Bank Corp. #	800,760

Portugal: 1.2%
83,000	Jeronimo Martins, SGPS S.A. #	1,749,352

Russia: 4.8%
31,600	Eurasia Drilling Co. Ltd. (GDR) Reg S	1,175,236
12,990	Magnit OJSC #	2,985,498
981,000	Sberbank RF (USD) #	2,799,841
		6,960,575
Singapore: 2.6%
1,885,000	Ezion Holdings Ltd. #	3,143,194
437,000	OSIM International Ltd. #	676,043
		3,819,237
South Africa: 1.0%
71,000	Imperial Holdings Ltd. #	1,507,197

South Korea: 5.5%
78,700	Cheil Worldwide, Inc. * #	1,689,431
81,100	GSretail Co. Ltd. #	2,071,027
6,310	Hyundai Mobis Co. Ltd. #	1,502,238
2,401	Samsung Electronics Co. Ltd. #	2,806,346
		8,069,042
Switzerland: 0.7%
8,400	Dufry A.G. * #	1,017,547

Taiwan: 3.7%
675,000	Chailease Holding Co. Ltd. #	1,579,857
265,000	Cleanaway Co. Ltd. #	2,014,507
129,800	Wowprime Corp. #	1,742,816
		5,337,180
Thailand: 2.9%
617,000	CP All PCL #	772,919
60,000	Kasikornbank PCL #	366,316
363,000	Kasikornbank PCL (NVDR) (THB) #	2,216,213
1,912,000	Thai Beverage PCL (SGD) #	888,965
		4,244,413
Turkey: 2.5%
473,000	Aksa Enerji Uretim A.S. * #	830,541
165,000	Dogus Otomotiv Servis ve Ticaret A.S. #	836,627
191,000	TAV Havalimanlari Holding A.S. #	1,117,140
93,000	Turkiye Halk Bankasi A.S. #	787,987
		3,572,295
United Arab Emirates: 0.9%
81,000	Al Noor Hospitals Group Plc (GBP) *	780,452
147,000	NMC Health Plc (GBP)	603,665
		1,384,117

See Notes to Financial Statements

42

Number of
Shares		Value

United Kingdom: 5.2%
862,000	Afren Plc * #	$1,699,263
39,983	Bank of Georgia Holdings Plc #	1,013,753
812,346	Hirco Plc * #	319,957
193,800	Ophir Energy Plc * #	1,053,717
1,401,906	Raven Russia Ltd. #	1,488,404
555,000	Volga Gas Plc * #	720,496
117,400	Zhaikmunai LP (GDR) Reg S	1,291,400
		7,586,990
United States: 2.2%
25,900	Coach, Inc.	1,478,631
744,000	Samsonite International S.A. (HKD) #	1,788,826
		3,267,457
Zimbabwe: 0.1%
750,000	Commercial Bank of Zimbabwe (USD) *	101,250

Total Common Stocks (Cost: $109,371,553)		117,496,696

PREFERRED STOCKS: 5.6%

Brazil: 0.0%
3,463	Banco ABC Brasil S.A. #	20,967

Russia: 1.0%
650	AK Transneft OAO #	1,417,528

South Korea: 4.6%
8,705	Samsung Electronics Co. Ltd. #	6,713,105

Total Preferred Stocks (Cost: $7,696,462)		8,151,600
Number of
Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 1.5%

Mexico: 0.8%
527,000	TF Administradora Industrial, S. de R.L. de C.V.	$1,098,539

Turkey: 0.7%
750,000	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. #	1,056,423

Total Real Estate Investment Trusts (Cost: $2,486,121)		2,154,962

WARRANTS: 2.9%

Luxembourg: 2.7%
69,600	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 12/01/14) # * (a)	2,208,519
180,000	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) # * (b)	1,785,505
		3,994,024
Philippines: 0.2%
5,720,000	Megaworld Corp. (PHP 1.00, expiring 12/14/14) *	284,676

Total Warrants (Cost: $3,817,840)		4,278,700

MONEY MARKET FUND: 8.2% (Cost: $11,876,389)
11,876,389	AIM Treasury Portfolio - Institutional Class	11,876,389

Total Investments: 98.9% (Cost: $135,248,365)		143,958,347
Other assets less liabilities: 1.1%		1,602,190
NET ASSETS: 100.0%		$145,560,537

GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar

(a)	Issue price $21.53. The security is linked to the performance of Herfy Food Services Co.
(b)	Issue price $8.53. The security is linked to the performance of The Saudi British Bank.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $110,748,575 which represents 76.1% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $26,297 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

43

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Restricted securities held by the Fund as of June 30, 2013 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Queenco Leisure International Ltd. (GDR)	07/03/2007	68,000	$1,297,605	$26,297	0.0%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	2.2%	$3,128,311
Communications	4.1	5,895,518
Consumer Discretionary	1.5	2,208,519
Consumer, Cyclical	17.2	24,743,410
Consumer, Non-cyclical	19.1	27,458,664
Diversified	1.0	1,507,197
Energy	6.7	9,660,533
Financial	22.3	32,090,096
Financials	1.2	1,785,505
Industrial	8.6	12,339,826
Technology	7.3	10,433,838
Utilities	0.6	830,541
Money Market Fund	8.2	11,876,389
	100.0%	$143,958,347

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Brazil	$9,598,189	$—	$—	$9,598,189
China / Hong Kong	—	29,786,689	—	29,786,689
India	1,993,448	16,815,257	—	18,808,705
Indonesia	—	1,897,425	—	1,897,425
Israel	—	26,297	—	26,297
Malaysia	—	1,147,064	—	1,147,064
Mexico	1,393,793	—	—	1,393,793
Nigeria	—	3,887,018	—	3,887,018
Panama	1,534,104	—	—	1,534,104
Philippines	—	800,760	—	800,760
Portugal	—	1,749,352	—	1,749,352
Russia	1,175,236	5,785,339	—	6,960,575
Singapore	—	3,819,237	—	3,819,237
South Africa	—	1,507,197	—	1,507,197
South Korea	—	8,069,042	—	8,069,042
Switzerland	—	1,017,547	—	1,017,547
Taiwan	—	5,337,180	—	5,337,180
Thailand	—	4,244,413	—	4,244,413
Turkey	—	3,572,295	—	3,572,295
United Arab Emirates	1,384,117	—	—	1,384,117
United Kingdom	1,291,400	6,295,590	—	7,586,990
United States	1,478,631	1,788,826	—	3,267,457
Zimbabwe	101,250	—	—	101,250
Preferred Stocks*	—	8,151,600	—	8,151,600
Real Estate Investment Trusts
Mexico	1,098,539	—	—	1,098,539
Turkey	—	1,056,423	—	1,056,423
Warrants
Luxembourg	—	3,994,024	—	3,994,024
Philippines	284,676	—	—	284,676
Money Market Fund	11,876,389	—	—	11,876,389
Total	$33,209,772	$110,748,575	$—	$143,958,347

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2013, transfers of securities from Level 1 to Level 2 were $954,188 and transfers from Level 2 to Level 1 were $2,423,478. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

44

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of
Shares		Value

COMMON STOCKS: 94.6%

Brazil: 0.0%
707,700	Brazilian Resources, Inc. (CAD) * # §	$83,564
Canada: 7.1%
383,000	Agrium, Inc. (USD)	33,305,680
3,932,300	Eldorado Gold Corp. (USD)	24,301,614
7,093,800	First Quantum Minerals Ltd.	105,223,239
1,680,800	Goldcorp, Inc. (USD)	41,566,184
4,187,024	Kinross Gold Corp. (USD)	21,353,822
5,520,800	New Gold, Inc. (USD) *	35,443,536
		261,194,075
Kuwait: 0.2%
359,225	Kuwait Energy Co. K.S.C.C. * # § ø	971,199
3,233,023	Kuwait Energy Plc * # § ø	8,364,474
		9,335,673
Monaco: 0.4%
1,554,700	Scorpio Tankers, Inc. (USD)	13,961,206

Norway: 2.5%
2,282,600	SeaDrill Ltd. #	91,934,822

Switzerland: 6.1%
32,877,025	Glencore Xstrata Plc (GBP) #	136,093,744
1,388,100	Noble Corp. (USD)	52,164,798
2,821,800	Weatherford International Ltd. (USD) *	38,658,660
		226,917,202
United Kingdom: 6.2%
28,730,014	Afren Plc * #	56,635,555
2,760,600	African Minerals Ltd. * #	7,950,184
1,326,500	Ensco Plc (USD)	77,096,180
7,858,320	Ophir Energy Plc * #	42,726,756
678,626	Randgold Resources Ltd. (ADR)	43,465,995
		227,874,670
United States: 72.1%
931,917	Alpha Natural Resources, Inc. *	4,883,245
2,313,300	Anadarko Petroleum Corp.	198,781,869
1,418,800	Archer-Daniels-Midland Co.	48,111,508
2,004,800	Cameron International Corp. *	122,613,568
2,051,000	Cimarex Energy Co.	133,294,490
1,110,400	Cloud Peak Energy, Inc. *	18,299,392
1,696,650	Concho Resources, Inc. *	142,043,538
2,251,500	Consol Energy, Inc.	61,015,650
462,500	Cummins, Inc.	50,162,750
1,310,900	Diamond Offshore Drilling, Inc.	90,176,811
1,109,251	Diamondback Energy, Inc. *	36,960,243
1,032,800	Dril-Quip, Inc. *	93,251,512
646,500	EOG Resources, Inc.	85,131,120
Number of
Shares		Value

United States: (continued)
508,800	Green Plains Renewable Energy, Inc. *	$6,777,216
724,500	Gulfport Energy Corp. *	34,102,215
5,091,500	Halcon Resources Corp. *	28,868,805
3,661,100	Halliburton Co.	152,741,092
2,059,800	HollyFrontier Corp.	88,118,244
493,800	Jacobs Engineering Group, Inc. *	27,223,194
3,793,800	Louisiana-Pacific Corp. *	56,110,302
5,042,700	Marathon Oil Corp.	174,376,566
1,773,300	National Oilwell Varco, Inc.	122,180,370
1,927,475	Newfield Exploration Co. *	46,047,378
1,989,100	Newmont Mining Corp.	59,573,545
1,388,100	Occidental Petroleum Corp.	123,860,163
1,218,300	Pioneer Natural Resources Co.	176,348,925
2,235,800	Schlumberger Ltd.	160,217,428
1,665,100	SM Energy Co.	99,872,698
1,795,600	Steel Dynamics, Inc.	26,772,396
1,448,600	Superior Energy Services, Inc. *	37,576,684
1,064,200	Tesoro Corp.	55,678,944
724,500	The Mosaic Co.	38,985,345
1,449,400	United States Steel Corp.	25,407,982
848,400	Whiting Petroleum Corp. *	39,102,756
		2,664,667,944
Total Common Stocks (Cost: $3,226,708,451)		3,495,969,156

WARRANTS: 0.0%

Canada: 0.0%
182,677	Kinross Gold Corp. (CAD 21.30, expiring 09/17/14) *	14,764

United States: 0.0%
996,020	Far East Energy Corp. (USD 1.25, expiring 12/28/14) * # §	44,821

Total Warrants (Cost: $243,323)		59,585

EXCHANGE TRADED FUND: 0.9% (Cost: $35,175,281)
292,600	SPDR Gold Trust *	34,863,290

MONEY MARKET FUND: 3.5% (Cost: $128,042,365)
128,042,365	AIM Treasury Portfolio - Institutional Class	128,042,365

Total Investments: 99.0% (Cost: $3,390,169,420)		3,658,934,396
Other assets less liabilities: 1.0%		36,267,987
NET ASSETS: 100.0%		$3,695,202,383

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $344,805,119 which represents 9.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $9,464,058 which represents 0.2% of net assets.
ø	Restricted security — the aggregate value of restricted securities is $9,335,673, or 0.3% of net assets.

See Notes to Financial Statements

45

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Restricted securities held by the Fund as of June 30, 2013 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Kuwait Energy Co. K.S.C.C.	08/06/2008	359,225	$1,086,267	$971,199	0.0%
Kuwait Energy Plc	12/19/2011	3,233,023	9,776,405	8,364,474	0.2
			$10,862,672	$9,335,673	0.2%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	16.2%	$591,493,082
Consumer, Non-cyclical	1.3	48,111,508
Energy	73.8	2,701,001,751
Industrial	4.0	147,457,452
Industrial Metals	0.2	7,950,184
Precious Metals	0.0	14,764
Exchange Traded Fund	1.0	34,863,290
Money Market Fund	3.5	128,042,365
	100.0%	$3,658,934,396

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Brazil	$—	$—	$83,564	$83,564
Canada	261,194,075	—	—	261,194,075
Kuwait	—	—	9,335,673	9,335,673
Monaco	13,961,206	—	—	13,961,206
Norway	—	91,934,822	—	91,934,822
Switzerland	90,823,458	136,093,744	—	226,917,202
United Kingdom	120,562,175	107,312,495	—	227,874,670
United States	2,664,667,944	—	—	2,664,667,944
Warrants
Canada	14,764	—	—	14,764
United States	—	44,821	—	44,821
Exchange Traded Fund	34,863,290	—	—	34,863,290
Money Market Fund	128,042,365	—	—	128,042,365
Total	$3,314,129,277	$335,385,882	$9,419,237	$3,658,934,396

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2013:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2012	$129,007	$10,799,460
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(45,443)	(1,463,787)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2013	$83,564	$9,335,673

See Notes to Financial Statements

46

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2013:

					Impact to Valuation
	Value as of		Unobservable	Unobservable	from an Increase
	June 30, 2013	Valuation Technique	Description (1)	Input	in Input (2)
Common Stocks
Brazil	$83,564	Discount Cash Flow	Discount for lack of market	25%	Decrease
Kuwait	9,335,673	Market comparable companies	Production Multiple	65.0x	Increase
			EBITDA Multiple	5.8x	Increase
			Reserve multiple	13.0x	Increase
		Black Scholes	Duration to conversion	0.75	Decrease
			Price Volatility	40%	Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments. EBITDA means Earnings Before Interest Taxes, Depreciation and Amortization.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

47

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS (a)

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 90.1%

Australia: 4.1%
9,736,424	Evolution Mining Ltd. * #	$5,198,237
11,601,118	Gryphon Minerals Ltd. * #	1,389,873
1,549,725	Newcrest Mining Ltd. #	14,305,800
3,700,000	Papillon Resources Ltd. * #	2,292,491
9,212,260	Perseus Mining Ltd. * #	3,778,426
		26,964,827
Canada: 62.7%
800,000	Alamos Gold, Inc.	9,690,977
963,544	Alamos Gold, Inc. (USD)	11,639,612
1,760,000	Amarillo Gold Corp. *	351,431
2,160,000	Argonaut Gold, Inc. ø	11,686,222
1,781,875	Argonaut Gold, Inc. *	9,640,457
1,668,000	Asanko Gold, Inc. *	3,568,508
4,586,753	AuRico Gold, Inc. (USD)	20,044,111
4,994,000	B2Gold Corp. *	10,636,645
948,000	Bear Creek Mining Corp. (USD) ø	1,538,604
667,000	Bear Creek Mining Corp. (USD) *	1,082,541
2,000,000	Belo Sun Mining Corp. *	893,791
2,158,000	Continental Gold Ltd. *	6,771,323
1,839,000	Eastmain Resources, Inc. (USD) * ø	393,546
1,191,000	Eastmain Resources, Inc. (USD) *	254,874
3,292,461	Eldorado Gold Corp.	20,380,262
3,634,000	Eldorado Gold Corp. (USD)	22,458,120
1,383,000	Fortuna Silver Mines, Inc. *	4,602,548
580,000	Franco-Nevada Corp. (USD)	20,746,600
3,000,000	Gold Canyon Resources, Inc. (USD) *	609,300
328,386	Goldcorp, Inc.	8,155,788
1,660,897	Goldcorp, Inc. (USD)	41,073,983
1,030,000	Guyana Goldfields, Inc. *	1,322,145
1,055,000	Guyana Goldfields, Inc. (USD) *	1,366,225
858,852	New Gold, Inc. *	5,561,267
1,026,170	New Gold, Inc. (USD) ø	6,588,011
5,578,630	New Gold, Inc. (USD) *	35,814,805
3,356,875	Orezone Gold Corp. *	1,340,580
1,093,333	Osisko Mining Corp. ø	3,617,761
7,465,823	Osisko Mining Corp. *	24,703,874
764,500	Premier Gold Mines Ltd. *	1,330,261
668,000	Pretium Resources, Inc. *	4,433,432
725,000	Pretium Resources, Inc. (USD) *	4,785,000
1,470,000	Rainy River Resources Ltd. *	4,961,966
5,600,000	Romarco Minerals, Inc. *	2,502,615
2,500,000	Roxgold, Inc. *	915,185
3,118,000	Rubicon Minerals Corp. *	4,002,377
3,728,000	Sabina Gold & Silver Corp. *	3,473,842
2,193,375	Silver Wheaton Corp. (USD)	43,143,686
365,000	Silvercorp Metals, Inc.	1,023,819
3,002,000	Silvercorp Metals, Inc. (USD)	8,465,640
2,400,000	Sulliden Gold Corp. Ltd. *	1,802,795
1,519,000	Timmins Gold Corp. *	3,350,841
8,351,000	Torex Gold Resources, Inc. *	10,560,835
6,635,000	Volta Resources, Inc. *	1,040,957
2,985,578	Yamana Gold, Inc. (USD)	28,392,847
		410,720,009
Number of Shares		Value

Mexico: 2.3%
1,100,000	Fresnillo Plc (GBP) #	$14,850,913

United Kingdom: 8.4%
975,000	Hochschild Mining Plc #	2,312,273
4,242,500	Lydian International Ltd. (CAD) *	4,840,734
751,000	Randgold Resources Ltd. (ADR)	48,101,550
		55,254,557
United States: 12.6%
651,000	Allied Nevada Gold Corp. *	4,218,480
2,100,000	Klondex Mines Ltd. (CAD) *	2,356,185
4,300,000	Midway Gold Corp. *	4,054,900
710,000	Newmont Mining Corp.	21,264,500
658,100	Royal Gold, Inc.	27,692,848
1,500,000	Tahoe Resources, Inc. (CAD) ø	21,265,570
139,000	Tahoe Resources, Inc. (CAD) *	1,970,610
		82,823,093
Total Common Stocks (Cost: $690,711,159)		590,613,399

WARRANTS: 0.0%

Canada: 0.0%
159,030	Franco-Nevada Corp. (CAD 64.27, expiring 07/08/13) * # ø	756
156,618	Kinross Gold Corp. (CAD 32.00, expiring 09/03/13) * §	745
354,041	Kinross Gold Corp. (CAD 21.30, expiring 09/17/14) *	28,614
103,000	Pan American Silver Corp. (CAD 35.00, expiring 12/31/14) * # §	17,629
18,611	Silver Wheaton Corp. (CAD 20.00, expiring 09/05/13) *	33,500

Total Warrants (Cost: $525,098)		81,244

Fine Troy
Ounces

COMMODITY: 5.0%
(Cost: $44,166,622)
26,630	Gold Bullion *	32,875,247

Number of
Shares

MONEY MARKET FUND: 4.4% (Cost: $28,679,557)
28,679,557	AIM Treasury Portfolio - Institutional Class	28,679,557
Total Investments: 99.5% (Cost: $764,082,436)		652,249,447
Other assets less liabilities: 0.5%		3,020,950
NET ASSETS: 100.0%		$655,270,397

See Notes to Financial Statements

48

ADR American Depositary Receipt

CAD Canadian Dollar

GBP British Pound

USD United States Dollar

(a)	Represents consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $44,146,398 which represents 6.7% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $18,374 which represents 0.0% of net assets.
ø	Restricted security - the aggregate value of restricted securities is $45,090,470, or 6.9% of net assets.

Restricted securities held by the Fund as of June 30, 2013 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Argonaut Gold, Inc.	11/13/2009	2,160,000	$10,383,442	$11,686,222	1.8%
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	1,538,604	0.2
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	393,546	0.1
Franco-Nevada Corp. Warrants	06/19/2008	159,030	—	756	0.0
New Gold, Inc.	06/28/2007	1,026,170	1,298,775	6,588,011	1.0
Osisko Mining Corp.	09/14/2009	1,093,333	2,959,754	3,617,761	0.6
Tahoe Resources, Inc.	05/28/2010	1,500,000	9,103,783	21,265,570	3.2
			$29,114,542	$45,090,470	6.9%

Summary of Investments by Sector (unaudited)	% of Investments	Value
Commodity – Gold	5.1%	$32,875,247
Diversified Minerals	0.8	5,392,250
Gold Mining	73.5	479,565,076
Metal – Diversified	0.2	1,040,957
Precious Metals	4.2	27,625,207
Silver Mining	11.8	77,071,153
Money Market Fund	4.4	28,679,557
	100.0%	$652,249,447

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$26,964,827	$—	$26,964,827
Canada	410,720,009	—	—	410,720,009
Mexico	—	14,850,913	—	14,850,913
United Kingdom	52,942,284	2,312,273	—	55,254,557
United States	82,823,093	—	—	82,823,093
Warrants
Canada	62,859	18,385	—	81,244
Commodity – Gold	32,875,247	—	—	32,875,247
Money Market Fund	28,679,557	—	—	28,679,557
Total	$608,103,049	$44,146,398	$—	$652,249,447

See Notes to Financial Statements

49

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 37.5%

Basic Materials: 3.9%
32,725	Argonaut Gold, Inc. (CAD) *	$177,052
43,450	Continental Gold Ltd. (CAD) *	136,336
18,520	Eldorado Gold Corp.	114,454
18,460	Eldorado Gold Corp. (CAD)	114,267
60,350	Fortuna Silver Mines, Inc. (CAD) *	200,841
8,030	Goldcorp, Inc.	198,582
9,004	MAG Silver Corp. *	52,583
1,564	MeadWestvaco Corp.	53,348
1,114	Monsanto Co.	110,063
27,810	New Gold, Inc. *	178,540
1,827	Olin Corp.	43,702
43,770	Osisko Mining Corp. (CAD) *	144,832
15,740	Tahoe Resources, Inc. *	222,721
128,900	Volta Resources, Inc. (CAD) *	20,223
		1,767,544
Communications: 6.5%
16,316	Alaska Communications Systems Group, Inc.	27,411
1,491	AOL, Inc.	54,392
9,709	Brightcove, Inc. *	85,051
4,974	CalAmp Corp. *	72,620
8,939	Cbeyond, Inc. *	70,082
2,416	CBS Corp.	118,070
621	ChannelAdvisor Corp. *	9,768
14,414	Digital Generation, Inc. *	106,231
1,577	Discovery Communications, Inc. *	109,854
841	DISH Network Corp.	35,759
2,490	eBay, Inc. *	128,783
1,179	EchoStar Corp. *	46,111
7,361	eGain Communications Corp. *	70,813
1,439	Equinix, Inc. *	265,812
2,998	ExactTarget, Inc. *	101,093
1,736	EZchip Semiconductor Ltd. *	46,855
1,392	F5 Networks, Inc. *	95,770
3,832	Finisar Corp. *	64,952
227	Google, Inc. *	199,844
5,592	ICG Group, Inc. *	63,749
2,149	IPG Photonics Corp.	130,509
2,498	Liberty Interactive Corp. *	57,479
459	Liberty Media Corp. *	58,183
16,270	Lionbridge Technologies, Inc. *	47,183
2,434	News Corp. *	37,240
5,838	Perficient, Inc. *	77,879
982	Polycom, Inc. *	10,350
179	Priceline.com, Inc. *	148,056
4,639	RF Micro Devices, Inc. *	24,819
5,523	ShoreTel, Inc. *	22,258
1,147	SPS Commerce, Inc. *	63,085
15,087	Support.com, Inc. *	68,948
2,506	The Walt Disney Co.	158,254
2,111	Twenty-First Century Fox, Inc.	68,819
2,367	ValueClick, Inc. *	58,418
497	Viacom, Inc.	33,821
3,857	Vivendi S.A. (EUR)	73,096
1,622	Vodafone Group Plc (ADR)	46,616
		2,958,033
Number of Shares		Value

Consumer, Cyclical: 6.2%
15,128	Accuride Corp. *	$76,548
3,032	Brookfield Residential Properties, Inc. *	66,886
333	Burger King Worldwide, Inc.	6,497
6,260	Coach, Inc.	357,384
391	Conn’s, Inc. *	20,238
1,667	Delphi Automotive Plc	84,500
4,299	Diversified Restaurant Holdings, Inc. *	34,220
3,595	Dollar Tree, Inc. *	182,770
1,550	Dufry A.G. (CHF) * #	187,762
6,300	First Cash Financial Services, Inc. *	310,023
78,000	Galaxy Entertainment Group Ltd. (HKD) * #	377,384
1,983	Hanesbrands, Inc.	101,966
634	Harley-Davidson, Inc.	34,756
1,992	hhgregg, Inc. *	31,812
278	Icahn Enterprises LP	20,230
1,263	Interface, Inc.	21,433
1,434	Las Vegas Sands Corp.	75,902
2,308	La-Z-Boy, Inc.	46,783
2,896	Lennar Corp.	104,372
1,693	Pier 1 Imports, Inc.	39,769
351	Ralph Lauren Corp.	60,983
8,407	Scientific Games Corp. *	94,579
3,897	Skechers USA, Inc. *	93,567
2,208	Sonic Corp. *	32,148
1,124	Stage Stores, Inc.	26,414
1,561	Starbucks Corp.	102,230
1,157	The Childrens Place Retail Stores, Inc. *	63,404
3,298	Wabash National Corp. *	33,574
334	Watsco, Inc.	28,043
417	Winnebago Industries, Inc. *	8,753
479	Wynn Resorts Ltd.	61,312
		2,786,242
Consumer, Non-cyclical: 3.5%
629	Alliance Data Systems Corp. *	113,868
7,543	Amarin Corp. Plc (ADR) *	43,749
969	Beam, Inc.	61,154
4,580	BioScrip, Inc. *	75,570
60	Crimson Wine Group Ltd. *	511
3,309	Cynosure, Inc. *	85,968
6,052	Franklin Covey Co. *	81,460
4,098	Great Lakes Dredge & Dock Corp	32,046
10,406	Guided Therapeutics, Inc. *	7,118
5,090	Healthways, Inc. *	88,464
4,775	Korn/Ferry International *	89,483
4,968	MAKO Surgical Corp. *	59,864
3,713	Masimo Corp.	78,716
19,347	Merge Healthcare, Inc. *	69,649
10,058	Monster Worldwide, Inc. *	49,385
3,155	Novadaq Technologies, Inc. *	42,466
322	NuVasive, Inc. *	7,982
543	PAREXEL International Corp. *	24,945
733	PepsiCo, Inc.	59,952
652	Philip Morris International, Inc.	56,476
1,622	Quanta Services, Inc. *	42,918
3,565	Quidel Corp. *	91,014
4,230	Repligen Corp. *	34,855
16,877	RTI Biologics, Inc. *	63,458

See Notes to Financial Statements

50

Number of Shares		Value

Consumer, Non-cyclical: (continued)
1,901	Spectranetics Corp. *	$35,511
19,409	Synergetics USA, Inc. *	76,471
3,614	TearLab Corp. *	38,381
3,172	Vascular Solutions, Inc. *	46,660
2,506	Volcano Corp. *	45,434
		1,603,528
Diversified: 0.1%
2,233	Leucadia National Corp.	58,549

Energy: 4.0%
122,869	Afren Plc (GBP) * #	242,212
1,584	Approach Resources, Inc. *	38,919
423	Atlas Energy LP	20,723
761	Berry Petroleum Co.	32,206
2,681	Bill Barrett Corp. *	54,210
3,054	Energy XXI Bermuda Ltd.	67,738
1,864	EPL Oil & Gas, Inc. *	54,727
1,086	Gulfport Energy Corp. *	51,118
154,000	Kunlun Energy Co. Ltd. (HKD) #	272,252
8,282	Midstates Petroleum Co., Inc. *	44,806
2,085	National Oilwell Varco, Inc.	143,656
680	Noble Energy, Inc.	40,827
4,545	Northern Oil and Gas, Inc. *	60,630
9,300	Pacific Rubiales Energy Corp.	164,421
5,358	Southwestern Energy Co. *	195,728
2,486	Synergy Resources Corp. *	18,198
753	Total S.A. (ADR)	36,671
155,638	Volga Gas Plc (GBP) * #	202,048
8,127	Willbros Group, Inc. *	49,900
		1,790,990
Financial: 5.2%
1,183	American Express Co.	88,441
1,743	American International Group, Inc. *	77,912
3,733	Assured Guaranty Ltd.	82,350
14,864	Blackstone Group LP	313,036
1,614	CME Group, Inc.	122,632
2,816	Dream Unlimited Corp. *	29,716
2,816	Dundee Corp. *	57,151
354	Ellie Mae, Inc. *	8,170
5,039	Evoq Properties, Inc. *	23,683
830,000	Franshion Properties China Ltd. (HKD) #	277,114
39,487	Kasikornbank PCL (NVDR) (THB) #	241,079
7,469	KKR & Co. LP	146,841
961	Oaktree Capital Group LLC	50,501
714	Onex Corp.	32,630
955	Outerwall, Inc. *	56,030
1,687	Partners Value Fund, Inc. *	34,274
5,378	Realogy Holdings Corp. *	258,359
5,116	TD Ameritrade Holding Corp.	124,268
4,784	The Charles Schwab Corp.	101,564
609	The Howard Hughes Corp. *	68,263
751	Visa, Inc.	137,245
		2,331,259
Industrial: 2.4%
35,307	Ainsworth Lumber Co. Ltd. (CAD) *	107,427
1,003	BE Aerospace, Inc. *	63,269
2,432	Briggs & Stratton Corp.	48,154
754	Colfax Corp. *	39,291
Number of Shares		Value

Industrial: (continued)
6,554	CPI Aerostructures, Inc. *	$71,111
8,558	CUI Global, Inc. *	47,497
610	Danaher Corp.	38,613
5,983	Electro Scientific Industries, Inc.	64,377
9,644	Flow International Corp. *	35,586
2,215	Greenbrier Cos, Inc. *	53,980
1,382	Ingersoll-Rand Plc	76,729
1,105	Lennox International, Inc.	71,317
3,719	Methode Electronics, Inc.	63,260
1,005	OSI Systems, Inc. *	64,742
3,035	Roadrunner Transportation Systems, Inc. *	84,494
901	Trimas Corp. *	33,589
2,197	Trimble Navigation Ltd. *	57,144
170	Vulcan Materials Co.	8,230
1,339	Waste Connections, Inc.	55,086
		1,083,896
Technology: 5.7%
7,095	Activision Blizzard, Inc.	101,175
512	Apple, Inc.	202,793
3,091	ATMI, Inc. *	73,102
16,326	Callidus Software, Inc. *	107,588
249	Cavium, Inc. *	8,807
8,082	CDC Corp. * #	11,214
2,473	Cognizant Technology Solutions Corp. *	154,835
6,023	Cypress Semiconductor Corp.	64,627
2,501	Entegris, Inc. *	23,484
7,312	FormFactor, Inc. *	49,356
13,314	inContact, Inc. *	109,441
974	Inphi Corp. *	10,714
12,732	Integrated Device Technology, Inc. *	101,092
5,197	LivePerson, Inc. *	46,539
8,002	Mercury Computer Systems, Inc. *	73,778
2,132	Microchip Technology, Inc.	79,417
3,884	Micron Technology, Inc. *	55,658
864	MKS Instruments, Inc.	22,931
3,136	Nova Measuring Instruments Ltd. *	28,381
2,083	NVIDIA Corp.	29,224
9	Power Integrations, Inc.	365
3,048	Proofpoint, Inc. *	73,853
4,365	QUALCOMM, Inc.	266,614
1,873	Rovi Corp. *	42,779
5,561	Rudolph Technologies, Inc. *	62,283
268	Samsung Electronics Co. Ltd. (KRW) #	313,245
3,713	Silicon Image, Inc. *	21,721
7,615	Skyworks Solutions, Inc. *	166,692
8,782	Streamline Health Solutions, Inc. *	57,698
153,480	Trident Microsystems, Inc. * #	7,482
7,033	TriQuint Semiconductor, Inc. *	48,739
2,090	Virtusa Corp. *	46,314
23,832	Vitesse Semiconductor Corp. *	62,678
614	Western Digital Corp.	38,123
		2,562,742
Total Common Stocks (Cost: $16,576,285) (a)		16,942,783

See Notes to Financial Statements

51

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 0.7%

Financial: 0.7%
	940	American Tower Corp.	$68,780
	15,648	NorthStar Realty Finance Corp.	142,397
	4,864	Summit Hotel Properties, Inc.	45,965
		Weyerhaeuser Co. (Preferred Security)
	973	6.38%,07/01/16	49,633

Total Real Estate Investment Trusts (Cost: $274,410) (a)			306,775

Principal
Amount

ASSET-BACKED SECURITIES: 0.1% (Cost: $31,852)
		Countrywide Asset-Backed Certificates
	$43,581	5.81%,01/25/17 (c) #	42,216

CORPORATE BONDS: 12.9%

Basic Materials: 0.4%
		Sidetur Finance B.V.
	295,000	10.00%,08/09/13 (c) Reg S ♦	172,575

Communications: 2.3%
		Affinion Group, Inc.
	42,000	11.50%,08/12/13 (c)	32,550
		Alaska Communications Systems Group, Inc.
	92,000	6.25%,05/01/18 144A	73,312
		Clear Channel Communications, Inc.
	58,000	5.50%,12/15/16 (c)	44,950
	120,000	11.00%,08/12/13 (c)	106,500
		FiberTower Corp.
	510,878	9.00%,01/01/16 (c) # ♦	49,807
		Maxcom Telecomunicaciones
		S.A.B. de C.V.
	350,000	11.00%,08/12/13 (c) ♦	207,025
		Trilogy International Partners LLC
	320,000	10.25%,08/15/13 (c) 144A	308,800
		VimpelCom Holdings B.V.
RUB	5,000,000	9.00%,02/13/18 144A	150,669
		WebMD Health Corp.
	$55,000	2.50%,01/31/18	51,150
			1,024,763
Consumer, Cyclical: 2.8%
		Chukchansi Economic Development Authority
	49,702	9.75%,05/30/16 (c) Reg S ♦	24,603
	481,120	9.75%,05/30/16 (c) 144A ♦	238,154
		Claire’s Stores, Inc.
	53,000	8.88%,03/15/15 (c)	55,915
		Inn of the Mountain Gods Resort & Casino
	180,312	1.25%,08/12/13 (c) 144A	167,690
		JC Penney Corp., Inc.
	57,000	6.88%,10/15/15	57,142
	52,900	7.95%,04/01/17	51,181
		Kellwood Co.
	70,725	12.88%,12/31/14	65,288
		Neebo, Inc.
	93,000	15.00%,08/12/13 (c) 144A	94,395
	9,300	15.00%,08/12/13 (c)	9,439
Principal
Amount			Value

Consumer, Cyclical: (continued)
		New Albertsons, Inc.
	50,000	7.45%,08/01/29 (c)	$39,500
	79,000	7.75%,06/15/26	62,706
		Shingle Springs Tribal Gaming Authority
	106,000	9.38%,08/12/13 (c) 144A	105,205
	58,000	9.38%,08/21/13 (c) Reg S	57,565
		Sifco S.A.
	200,000	11.50%,06/06/16 Reg S	119,958
		The Bon-Ton Department Stores, Inc.
	108,000	10.63%,08/12/13 (c)	108,540
		The River Rock Entertainment Authority
	830	9.75%,11/01/11 (c) * ♦	685
			1,257,966
Consumer, Non-cyclical: 1.0%
		CFG Investment S.A.C.
	200,000	9.75%,07/30/16 (c) Reg S	181,000
		Kinetic Concepts, Inc.
	79,000	12.50%,11/01/15 (c)	82,160
		Marfrig Holding Europe B.V.
	200,000	8.38%,05/09/18 Reg S	189,000
			452,160
Energy: 2.9%
		Berau Capital Resources Pte Ltd.
	100,000	12.50%,08/12/13 (c) 144A	107,750
		Drill Rigs Holdings, Inc.
	96,000	6.50%,10/01/15 (c) 144A	96,240
		Enercoal Resources Pte Ltd.
	300,000	9.25%,08/05/14 (p)	223,500
		EPL Oil & Gas, Inc.
	93,000	8.25%,02/15/15 (c)	96,255
		Green Field Energy Services, Inc.
	11,000	13.25%,11/15/14 (c) § 144A	11,495
		Millennium Offshore Services Superholdings LLC
	200,000	9.50%,02/15/15 (c) 144A	206,000
		Pengrowth Energy Corp.
CAD	30,000	6.25%,03/31/17	28,953
		SunCoke Energy, Inc.
	$45,000	7.63%,08/01/14 (c)	46,912
		Tristan Oil Ltd.
	915,000	24.14%,08/09/13 (c) ^ Reg S * ♦	480,375
			1,297,480
Financial: 2.9%
		Banco Cruzeiro do Sul S.A.
	280,000	7.00%,07/08/13 * ♦	88,200
	125,000	8.00%,09/17/12 * ♦	39,375
	315,000	8.25%,01/20/16 Reg S * ♦	99,225
	450,000	8.50%,02/20/15 Reg S * ♦	141,750
		Emigrant Bancorp, Inc.
	122,000	6.25%,06/15/14 144A	120,475
		Jefferies Group, Inc.
	66,000	3.88%,11/01/17 (c) (p)	70,579
		MF Global Holdings Ltd.
	200,000	6.25%,08/08/16 (c) * ♦	97,750
		Nuveen Investments, Inc.
	88,000	5.50%,09/15/15 (c)	86,240
		Special Port Vehicle Bhd
MYR	1,000,000	5.30%,07/30/14 §	295,714

See Notes to Financial Statements

52

Principal
Amount			Value

Financial: (continued)
		Standard Bank Plc
	$300,000	11.87%,01/27/14 ^ # 144A	$278,571
			1,317,879
Industrial: 0.4%
		Inversiones Alsacia S.A.
	130,862	8.00%,02/18/15 (c) Reg S	111,887
		Tervita Corp.
	106,000	9.75%,11/01/15 (c) Reg S	99,110
			210,997
Utilities: 0.2%
		Empresa Distribuidora Y Comercializadora Norte
	175,000	9.75%,10/25/18 (c) Reg S	87,062

Total Corporate Bonds (Cost: $6,396,541) (a)			5,820,882

FOREIGN GOVERNMENT OBLIGATIONS: 1.1%
		African Development Bank
GHS	450,000	14.00%,08/25/15	201,440
		Argentine Republic Government International Bond
ARS	3,026,000	12/15/35	49,888
		Provincia de Buenos Aires, Argentina
	$300,000	11.75%,10/05/15 Reg S	250,500

Total Foreign Government Obligations (Cost: $494,606)			501,828

STRUCTURED NOTES: 6.4%

Financial: 6.4%
		Deutsche Bank A.G. London Branch, Alpha Overlay Securities
	400,000	07/03/13 # § (b)	418,640
	2,500,000	06/23/16 # § (b)	2,475,750

Total Structured Notes (Cost: $2,900,000)			2,894,390

Number of
Shares

CLOSED-END FUNDS: 2.4%
	14,163	American Select Portfolio	144,463
	7,324	Federated Enhanced Treasury Income Fund	95,285
	2,000	First Trust Strategic High Income Fund II	31,500
	3,900	Helios High Income Fund, Inc.	31,785
	5,500	Helios Multi-Sector High Income Fund, Inc.	31,460
	4,445	JZ Capital Partners Ltd. (GBP)	32,282
	1,945	Montgomery Street Income Securities, Inc.	31,431
	6,171	Morgan Stanley Income Securities, Inc.	105,092
	3,370	Nuveen Credit Strategies Income Fund	33,666
	20,600	Nuveen Diversified Currency Opportunities Fund	230,926
	4,270	PIMCO Dynamic Credit Income Fund	97,826
	3,320	PIMCO Dynamic Income Fund	97,110
	560	PIMCO Income Opportunity Fund	16,016
	450	PIMCO Income Strategy Fund II	4,734
	5,275	Western Asset High Income Opportunity Fund, Inc.	31,336
Number of
Shares		Value

CLOSED-END FUNDS: (continued)
2,330	Western Asset Mortgage Defined Opportunity Fund, Inc.	$53,870

Total Closed-End Funds (Cost: $1,096,703) (a)		1,068,782

EXCHANGE TRADED FUNDS: 0.5%
495	iShares Silver Trust *	9,390
1,700	SPDR Gold Trust *	202,555

Total Exchange Traded Funds
(Cost: $270,923) (a)		211,945

OPEN-END FUNDS: 17.1%
374,366	AQR Managed Futures Strategy Fund	3,758,638
86,480	Marketfield Fund	1,473,621
159,922	TFS Market Neutral Fund *	2,480,397

Total Open-End Funds (Cost: $7,257,323)		7,712,656

OPTIONS PURCHASED: 0.0%
12,700	Alaska Communications Systems Group, Inc. Call ($3, expiring 10/19/13)	1,270
15,100	Amarin Corp. Plc Call ($16, expiring 09/21/13)	1,812
600	Equinix, Inc. Call ($200, expiring 09/21/13)	4,140
1,600	iShares Russell 2000 ETF Call ($97, expiring 07/20/13)	2,240
4,900	SPDR S&P 500 ETF Trust Put ($161, expiring 07/20/13)	13,034
19,100	Windstream Corp. Call ($9, expiring 08/17/13)	1,337

Total Options Purchased (Cost: $27,085)		23,833

MONEY MARKET FUND: 26.2% (Cost: $11,822,442)
11,822,442	AIM Treasury Portfolio -Institutional Class	11,822,442

Total Investments: 104.9% (Cost: $47,148,170)		47,348,532
Liabilities in excess of other assets: (4.9)%		(2,225,890)
NET ASSETS: 100.0%		$45,122,642

SECURITIES SOLD SHORT: (23.4)%

COMMON STOCKS: (9.6)%

Basic Materials: (0.2)%

(351)	Ecolab, Inc.	(29,902)
(690)	HB Fuller Co.	(26,089)
(1,158)	PolyOne Corp.	(28,695)
		(84,686)

Communications: (0.8)%
(117)	Amazon.com, Inc. *	(32,490)
(4,025)	Corning, Inc.	(57,276)
(247)	Factset Research Systems, Inc.	(25,179)
(947)	Gannett Co., Inc.	(23,164)
(117)	Netflix, Inc. *	(24,698)
(1,712)	Nielsen Holdings N.V.	(57,506)
(12,416)	Nokia OYJ (ADR) *	(46,436)

See Notes to Financial Statements

53

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Communications: (continued)
(705)	Splunk, Inc. *	$(32,684)
(1,818)	Starz - Liberty Capital *	(40,178)
(579)	Viasat, Inc. *	(41,375)
		(380,986)
Consumer, Cyclical: (1.7)%
(351)	Autoliv, Inc.	(27,164)
(2,745)	Best Buy Co., Inc.	(75,021)
(201)	Buffalo Wild Wings, Inc. *	(19,730)
(3,098)	Burger King Worldwide, Inc.	(60,442)
(557)	Cabela’s, Inc. *	(36,071)
(959)	Darden Restaurants, Inc.	(48,410)
(1,078)	Genesco, Inc. *	(72,215)
(495)	GNC Holdings, Inc.	(21,884)
(1,049)	Guess?, Inc.	(32,550)
(1,397)	hhgregg, Inc. *	(22,310)
(685)	Macy’s, Inc.	(32,880)
(1,234)	Mobile Mini, Inc. *	(40,907)
(1,953)	National CineMedia, Inc.	(32,986)
(3,442)	Newell Rubbermaid, Inc.	(90,353)
(3,187)	Sony Corp. (ADR)	(67,533)
(2,972)	Staples, Inc.	(47,136)
(5,050)	The Wendy’s Co.	(29,442)
(198)	Tractor Supply Co.	(23,287)
		(780,321)
Consumer, Non-cyclical: (1.6)%
(1,006)	Alere, Inc. *	(24,647)
(2,757)	DeVry, Inc.	(85,522)
(1,094)	Fairway Group Holdings Corp. *	(26,442)
(2,769)	Green Dot Corp. *	(55,242)
(546)	Green Mountain Coffee Roasters, Inc. *	(40,983)
(1,734)	Iron Mountain, Inc.	(46,142)
(1,004)	Lancaster Colony Corp.	(78,302)
(630)	Neogen Corp. *	(35,003)
(770)	PAREXEL International Corp. *	(35,374)
(1,450)	Rollins, Inc.	(37,555)
(848)	Safeway, Inc.	(20,064)
(449)	Strayer Education, Inc.	(21,925)
(904)	The ADT Corp.	(36,024)
(1,336)	The Brink’s Co.	(34,081)
(479)	The Hain Celestial Group, Inc. *	(31,121)
(1,152)	The Kroger Co.	(39,790)
(2,357)	The Western Union Co.	(40,328)
(842)	Weight Watchers International, Inc.	(38,732)
		(727,277)
Energy: (0.1)%
(504)	Cabot Oil & Gas Corp.	(35,794)
(1,716)	Trican Well Service Ltd.	(22,886)
		(58,680)
Financial: (0.2)%
(1,392)	Legg Mason, Inc.	(43,166)
(942)	The Progressive Corp.	(23,946)
		(67,112)
Industrial: (2.4)%
(567)	Actuant Corp.	(18,694)
(1,512)	Advanced Energy Industries, Inc. *	(26,324)
(1,188)	Apogee Enterprises, Inc.	(28,512)
(804)	Applied Industrial Technologies, Inc.	(38,857)
Number of Shares		Value

Industrial: (continued)
(1,493)	Boise Cascade Co. *	$(37,937)
(823)	Chicago Bridge & Iron Co. N.V.	(49,100)
(2,612)	FARO Technologies, Inc. *	(88,338)
(5,170)	Flextronics International Ltd. *	(40,016)
(1,306)	Garmin Ltd.	(47,225)
(398)	General Dynamics Corp.	(31,175)
(1,188)	Hub Group, Inc. *	(43,267)
(359)	Huntington Ingalls Industries, Inc.	(20,276)
(1,442)	IDEX Corp.	(77,594)
(2,523)	Itron, Inc. *	(107,051)
(1,016)	Jabil Circuit, Inc.	(20,706)
(365)	Jacobs Engineering Group, Inc. *	(20,122)
(226)	Kansas City Southern	(23,947)
(693)	Lincoln Electric Holdings, Inc.	(39,688)
(311)	Lockheed Martin Corp.	(33,731)
(3,833)	National Instruments Corp.	(107,094)
(465)	Northrop Grumman Corp.	(38,502)
(556)	Snap-on, Inc.	(49,695)
(381)	Trex Co., Inc. *	(18,094)
(1,093)	Trimble Navigation Ltd. *	(28,429)
(1,255)	Werner Enterprises, Inc.	(30,333)
		(1,064,707)
Technology: (2.2)%
(4,207)	Activision Blizzard, Inc.	(59,991)
(444)	Akamai Technologies, Inc. *	(18,891)
(400)	ANSYS, Inc. *	(29,240)
(479)	Bottomline Technologies, Inc. *	(12,114)
(1,192)	Cabot Microelectronics Corp. *	(39,348)
(411)	Cerner Corp. *	(39,493)
(3,194)	Electronic Arts, Inc. *	(73,366)
(1,025)	First Solar, Inc. *	(45,848)
(2,894)	Hewlett-Packard Co.	(71,771)
(1,598)	Hittite Microwave Corp. *	(92,684)
(732)	Infosys Ltd. (ADR)	(30,151)
(1,831)	Intel Corp.	(44,347)
(680)	Jack Henry & Associates, Inc.	(32,048)
(1,268)	Lexmark International, Inc.	(38,763)
(692)	Linear Technology Corp.	(25,493)
(428)	Manhattan Associates, Inc. *	(33,024)
(504)	MICROS Systems, Inc. *	(21,748)
(1,945)	Microsoft Corp.	(67,161)
(524)	NetApp, Inc.	(19,797)
(1,397)	Pitney Bowes, Inc.	(20,508)
(1,846)	Research In Motion Ltd. *	(19,328)
(266)	SAP A.G. (ADR)	(19,373)
(853)	ServiceNow, Inc. *	(34,453)
(2,598)	Silicon Image, Inc. *	(15,198)
(1,169)	Synaptics, Inc. *	(45,077)
(352)	Ultimate Software Group, Inc. *	(41,286)
(278)	Vmware, Inc. *	(18,623)
		(1,009,124)
Utilities: (0.4)%
(86,000)	Centrais Eletricas Brasileiras S.A. (ADR)	(182,320)

Total Common Stocks (Proceeds: $(4,094,307))		(4,355,213)

See Notes to Financial Statements

54

Number of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: (0.2)%

Financial: (0.2)%
(272)	Coresite Realty Corp.	$(8,652)
(136)	Digital Realty Trust, Inc.	(8,296)
(5,770)	Hersha Hospitality Trust	(32,543)
(1,093)	Weyerhaeuser Co.	(31,140)

Total Real Estate Investment Trusts (Proceeds: $(83,130))		(80,631)

Principal Amount

CORPORATE BONDS: (3.7)%

Basic Materials: (2.2)%
	AngloGold Ashanti Holdings Plc
$(700,000)	5.38%,04/15/20	(655,337)
	Vale Overseas Ltd.
(350,000)	4.38%,01/11/22	(334,192)
		(989,529)

Energy: (0.6)%
	Mongolian Mining Corp.
(300,000)	8.88%,03/29/17 Reg S	(256,500)

Financial: (0.9)%
	BBVA Banco Continental S.A.
(425,000)	5.00%,08/26/22 Reg S	(415,438)

Total Corporate Bonds (Proceeds: $(1,744,529))		(1,661,467)

Number of Shares

EXCHANGE TRADED FUNDS: (9.9)%
(7,900)	CurrencyShares Japanese Yen Trust *	(779,177)
(20,723)	Direxion Daily Emerging Markets Bull 3X Shares	(484,711)
(504)	Direxion Daily Small Cap Bull 3X Shares *	(23,688)
(608)	Energy Select Sector SPDR Fund	(47,643)
(227)	Industrial Select Sector SPDR Fund	(9,663)
(4,216)	iShares Barclays 20+ Year Treasury Bond Fund	(465,615)
(187)	iShares PHLX Semiconductor ETF	(11,878)
(1,600)	iShares Russell 2000 ETF	(155,456)
(1,099)	iShares Russell 2000 Growth ETF	(122,549)
(625)	iShares Russell 2000 Value ETF	(53,688)
(1,928)	iShares Silver Trust *	(36,574)
(63,400)	Market Vectors Gold Miners ETF ‡	(1,547,594)
(3,829)	Market Vectors Semiconductor ETF ‡	(144,315)
(580)	SPDR S&P Homebuilders ETF	(17,064)
(4,794)	Technology Select Sector SPDR Fund	(146,648)
(20,000)	WisdomTree Emerging Currency Fund *	(401,000)

Total Exchange Traded Funds (Proceeds: $(5,482,932))		(4,447,263)

Total Securities Sold Short (Proceeds: $(11,404,898))		$(10,544,574)
Number of Shares		Value

WRITTEN OPTIONS: (0.1)%
(3,800)	Amarin Corp. Plc Put ($7, expiring 09/21/13)	$(6,099)
(5,300)	AOL, Inc. Put ($38, expiring 07/20/13)	(9,010)
(4,900)	AOL, Inc. Call ($43, expiring 07/20/13)	(368)
(800)	Apollo Global Management LLC Put ($20, expiring 09/21/13)	(500)
(1,000)	Ashland, Inc. Put ($85, expiring 07/20/13)	(2,700)
(400)	Ashland, Inc. Put ($80, expiring 07/20/13)	(320)
(800)	Blackstone Group LP Call ($20, expiring 01/18/14)	(2,008)
(1,600)	Digital Generation, Inc. Call ($8, expiring 08/17/13)	(880)
(600)	Equinix, Inc. Put ($160, expiring 09/21/13)	(2,400)
(2,600)	JC Penney Co., Inc. Put ($13, expiring 01/18/14)	(6,578)
(800)	KKR & Co. LP Call ($20, expiring 01/18/14)	(1,100)
(1,700)	Live Nation Entertainment, Inc. Put ($10, expiring 01/18/14)	(510)
(2,300)	SPDR S&P 500 ETF Trust Put ($151, expiring 08/17/13)	(2,898)
(2,200)	SPDR S&P 500 ETF Trust Put ($155, expiring 08/17/13)	(4,466)
(2,300)	SPDR S&P 500 ETF Trust Put ($159, expiring 07/20/13)	(4,324)
(4,900)	SPDR S&P 500 ETF Trust Put ($155, expiring 07/20/13)	(4,361)
(2,300)	SPDR S&P 500 ETF Trust Put ($156, expiring 07/20/13)	(2,461)

Total Written Options (Premiums received: $(58,016))		$(50,983)

See Notes to Financial Statements

55

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

ADR	—	American Depositary Receipt
ARS	—	Argentine Peso
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
GHS	—	Ghanaian Cedis
HKD	—	Hong Kong Dollar
KRW	—	Korean Won
MYR	—	Malaysian Ringgit
NVDR	—	Non-Voting Depositary Receipt
RUB	—	Russian Ruble
THB	—	Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $25,648,100.

(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank ProVol Hedge Index, the Deutsche Bank Equity Mean Reversion Alpha Index, the Deutsche Bank Equity Mean Reversion Alpha Index Emerging Markets and the Deutsche Bank Fed Funds Effective Rate Total Return Index.

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer

(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor

^	Zero Coupon Bond — the rate shown is the effective yield at purchase date

‡	Affiliated issuer — as defined under the Investment Company Act of 1940.

*	Non-income producing

#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,396,776 which represents 12.0% of net assets.

§	Illiquid Security – the aggregate value of illiquid securities is $3,201,599 which represents 7.1% of net assets.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,958,756, or 4.3% of net assets.

♦	Security in default

As of June 30, 2013, the Fund had an outstanding swap contract with the following terms:

Credit default swap contracts on credit index - Buy Protection:

Counterparty	Referenced Obligation	Notional Amount	Termination Date	Payments Made by the Fund	Value	Upfront Payments Paid	Unrealized Appreciation
Credit Suisse	Markit iTraxx Corp.
	CEEMEA Index Series 19	$ 900,000	06/20/18	1.00%	$68,203	$(60,214)	$7,989

As of June 30, 2013, the Fund held the following open forward foreign currency contracts:

Counterparty	Contracts to deliver	In Exchange For	Settlement Date	Unrealized Appreciation
State Street Bank and Trust Company	COP 674,100,000	USD 350,000	12/6/2013	$4,531

COP	—	Colombian Peso
USD	—	United States Dollar

Restricted securities held by the Fund as of June 30, 2013 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Green Field Energy Services, Inc.	11/15/2012	11,000	$12,538	$11,495	0.0%

See Notes to Financial Statements

56

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2013 is set forth below:

Affiliates	Value as of December 31, 2012	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of June 30, 2013
Market Vectors Emerging Markets High Yield Bond ETF	$809,100	$—	$814,743	$24,178	$3,990	$—
Market Vectors Emerging Markets Local Currency Bond ETF	1,015,651	—	1,016,346	78,580	5,115	—
Market Vectors Gold Miners ETF(1)	(1,071,610)	1,069,889	—	—	—	(1,547,594)
Market Vectors International High Yield Bond ETF	819,543	—	834,878	44,361	3,956	—
Market Vectors Junior Gold Miners ETF	(10,890)	—	6,991	6,164	—	—
Market Vectors Oil Services ETF	(17,406)	1,421	20,035	(1,964)	—	—
Market Vectors Semiconductor ETF(1)	(29,748)	276,667	200,344	(13,677)	—	(144,315)
	$1,514,640	$1,347,977	$2,893,337	$137,642	$13,061	$(1,691,909)

(1)	Represents short position at June 30, 2013.

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$1,767,544	$—	$—	$1,767,544
Communications	2,958,033	—	—	2,958,033
Consumer, Cyclical	2,221,096	565,146	—	2,786,242
Consumer, Non-cyclical	1,603,528	—	—	1,603,528
Diversified	58,549	—	—	58,549
Energy	1,074,478	716,512	—	1,790,990
Financial	1,813,066	518,193	—	2,331,259
Industrial	1,083,896	—	—	1,083,896
Technology	2,230,801	313,245	18,696	2,562,742
Real Estate Investment Trusts*	306,775	—	—	306,775
Asset-Backed Securities	—	42,216	—	42,216
Corporate Bonds
Basic Materials	—	172,575	—	172,575
Communications	—	974,956	49,807	1,024,763
Consumer, Cyclical	—	1,257,966	—	1,257,966
Consumer, Non-cyclical	—	452,160	—	452,160
Energy	—	1,297,480	—	1,297,480
Financial	—	1,317,879	—	1,317,879
Industrial	—	210,997	—	210,997
Utilities	—	87,062	—	87,062
Foreign Government Obligations	—	501,828	—	501,828
Structured Notes*	—	2,894,390	—	2,894,390
Closed-End Funds	1,068,782	—	—	1,068,782
Exchange Traded Funds	211,945	—	—	211,945
Open-End Funds	7,712,656	—	—	7,712,656
Options Purchased	23,833	—	—	23,833
Money Market Fund	11,822,442	—	—	11,822,442
Total	$35,957,424	$11,322,605	$68,503	$47,348,532

See Notes to Financial Statements

57

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$(4,355,213)	$—	$—	$(4,355,213)
Real Estate Investment Trusts*	(80,631)	—	—	(80,631)
Corporate Bonds*	—	(1,661,467)	—	(1,661,467)
Exchange Traded Funds	(4,447,263)	—	—	(4,447,263)
Total	$(8,883,107)	$(1,661,467)	$—	$(10,544,574)
Other Financial Instruments
Swap Contract	$—	$68,203	$—	$68,203
Forward Foreign Currency Contracts	—	4,531	—	4,531
Written Options	(50,983)	—	—	(50,983)
Total	$(50,983)	$72,734	$—	$21,751

*	See Schedule of Investments for security type and industry sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2013:

	Common Stocks	Corporate Bonds
	Long Position	Long Position
	Technology	Communications
Balance as of December 31, 2012	$24,928	$—
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(6,232)	(54,923)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	104,730
Balance as of June 30, 2013	$18,696	$49,807

During the period ended June 30, 2013, transfer of securities from Level 2 to Level 3 was $104,730. This transfer resulted primarily from limited trading activity.

58

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Principal Amount			Value

CORPORATE BONDS: 32.4%

Brazil: 13.5%
BRL	8,605,000	Cia Energetica de Sao Paulo 6.87%, 01/15/15 Reg S TIPS	$5,842,472
	18,125,000	Concessionaria Ecovias dos Imigrantes S.A. 4.28%, 04/15/24 # § TIPS	7,813,286
USD	6,080,000	Vale S.A. 5.63%, 09/11/42	5,334,537
			18,990,295
Chile: 3.2%
CLP	2,359,500,000	SACI Falabella 6.50%, 04/30/23 144A	4,498,051

Hungary: 2.0%
USD	3,000,000	Nitrogenmuvek Zrt 7.88%, 05/21/17 (c) 144A	2,827,500

Mexico: 9.7%
MXN	61,350,000	Grupo Televisa S.A.B. 7.25%, 05/14/43	4,039,315
	67,000,000	Petroleos Mexicanos 7.65%, 11/24/21 Reg S	5,496,012
USD	4,600,000	Servicios Corporativos Javer SAPI de C.V. 9.88%, 04/06/16 (c) Reg S	4,232,000
			13,767,327
Singapore: 0.4%
	1,351,000	Bakrie Telecom Pte Ltd. 11.50%, 08/09/13 (c) Reg S	523,512

United States: 3.6%
	760,000	Rolta, LLC 10.75%, 05/16/16 (c) 144A	714,400
	5,325,000	Southern Copper Corp 5.25%, 11/08/42	4,396,208
			5,110,608
Total Corporate Bonds (Cost: $49,365,679)			45,717,293

GOVERNMENT OBLIGATIONS: 55.9%

Iraq: 1.8%
USD	3,040,000	Republic of Iraq 5.80%, 08/25/13 (c) Reg S	2,546,000

Mexico: 4.9%
	7,596,000	Mexican Government International Bond 5.75%, 10/12/49	6,969,330

Nigeria: 14.3%
		Nigerian Government Bonds
NGN	1,000,000,000	7.00%, 10/23/19	4,393,220
	2,250,000,000	10.00%, 07/23/30	10,312,650
	200,000,000	16.00%, 06/29/19	1,326,746
	600,000,000	16.39%, 01/27/22	4,141,562
			20,174,178

Principal Amount			Value

Philippines: 12.6%
		Philippine Government International Bonds
PHP	77,000,000	3.90%, 11/26/22	$1,730,325
	39,000,000	4.95%, 01/15/21	925,844
	615,000,000	6.25%, 01/14/36	15,161,458
			17,817,627
Poland: 4.7%
PLN	22,500,000	Polish Government Bond 4.00%, 10/25/23	6,583,723

Romania: 5.0%
		Romanian Government Bonds
RON	20,520,000	5.80%, 07/26/27	6,045,714
	3,500,000	5.85%, 04/26/23	1,041,842
			7,087,556

Slovenia: 3.0%
USD	4,560,000	Slovenia Government International Bond 5.85%, 05/10/23 Reg S	4,252,200

Thailand: 2.2%
THB	100,000,000	Thailand Government Bond 3.58%, 12/17/27	3,045,146

Uruguay: 6.5%
		Uruguay Government
		International Bonds
UYU	29,918,289	3.70%, 06/26/37	1,590,027
	131,570,184	4.38%, 12/15/28	7,544,431
			9,134,458
Venezuela: 0.9%
USD	1,330,000	Venezuela Government International Bond 11.75%, 10/21/26 Reg S	1,270,150

Total Government Obligations (Cost: $88,347,264)			78,880,368

Number of Shares

MONEY MARKET FUND: 17.3% (Cost: $24,335,536)
	24,335,536	AIM Treasury Portfolio - Institutional Class	24,335,536

Total Investments: 105.6% (Cost: $162,048,479)			148,933,197
Liabilities in excess of other assets: (5.6)%			(7,852,956)
NET ASSETS: 100.0%			$141,080,241

See Notes to Financial Statements

59

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

BRL	—	Brazilian Real
CLP	—	Chilean Peso
MXN	—	Mexican Peso
NGN	—	Nigerian Naira
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	Romanian Leu
THB	—	Thai Baht
USD	—	United States Dollar
UYU	—	Uruguayan Peso

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer

#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,813,286 which represents 5.5% of net assets.

§	lIliquid Security — the aggregate value of illiquid securities is $7,813,286 which represents 5.5% of net assets.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $8,039,951, or 5.7% of net assets.

TIPS	Treasury Inflation Protected Securities

As of June 30, 2013, the fund had the following open forward foreign currency contracts:

Counterparty	Contracts to deliver		In Exchange For		Settlement Dates	Unrealized Appreciation (Depreciation)
State Street Bank And Trust Company	BRL	3,317,400	USD	1,482,306	7/2/2013	(4,418)
State Street Bank And Trust Company	BRL	5,016,000	USD	2,348,864	7/2/2013	100,898
State Street Bank And Trust Company	USD	800,000	BRL	1,735,200	7/2/2013	(22,354)
State Street Bank And Trust Company	USD	1,792,000	BRL	3,849,216	7/2/2013	(66,938)
State Street Bank And Trust Company	BRL	5,016,000	USD	2,347,216	7/2/2013	99,249
State Street Bank And Trust Company	USD	3,496,664	BRL	7,600,000	7/2/2013	(90,655)
State Street Bank And Trust Company	USD	3,771,437	BRL	8,208,532	7/2/2013	(92,708)
State Street Bank And Trust Company	BRL	3,800,000	USD	1,774,872	7/2/2013	71,867
State Street Bank And Trust Company	BRL	4,560,000	USD	2,130,343	7/2/2013	86,737
State Street Bank And Trust Company	USD	13,598,741	EUR	10,488,000	7/5/2013	53,121
State Street Bank And Trust Company	USD	2,944,352	EUR	2,204,000	7/5/2013	(75,483)
State Street Bank And Trust Company	EUR	14,896,000	USD	19,319,963	7/5/2013	(69,638)
State Street Bank And Trust Company	USD	2,931,827	EUR	2,204,000	7/5/2013	(62,957)
State Street Bank And Trust Company	MXN	50,944,700	USD	3,800,000	7/24/2013	(124,009)
State Street Bank And Trust Company	USD	63,348	MXN	838,280	7/24/2013	1,221
State Street Bank And Trust Company	USD	3,800,000	MXN	50,106,420	7/24/2013	59,440
State Street Bank And Trust Company	EUR	3,027,127	USD	4,000,000	7/24/2013	59,398
State Street Bank And Trust Company	EUR	5,297,873	USD	7,000,000	7/24/2013	103,425
State Street Bank And Trust Company	CLP	2,078,400,000	USD	4,000,000	7/25/2013	(74,335)
State Street Bank And Trust Company	USD	541,839	BRL	1,196,652	8/2/2013	(9,296)
State Street Bank And Trust Company	BRL	16,505,250	USD	7,500,000	8/2/2013	154,703
State Street Bank And Trust Company	USD	270,491	BRL	598,326	8/2/2013	(4,219)
State Street Bank And Trust Company	MXN	63,452,550	USD	4,850,000	8/2/2013	(33,520)
State Street Bank And Trust Company	BRL	16,457,500	USD	7,250,000	8/2/2013	(74,047)
State Street Bank And Trust Company	BRL	16,486,500	USD	7,250,000	8/2/2013	(86,953)
State Street Bank And Trust Company	USD	7,500,000	BRL	16,680,000	8/2/2013	(76,933)
Net unrealized depreciation on forward foreign currency contracts						(178,404)

BRL	—	Brazilian Real
CLP	—	Chilean Peso
EUR	—	Euro
MXN	—	Mexican Peso
USD	—	United States Dollar

See Notes to Financial Statements

60

Summary of Investments by Sector (unaudited)	% of Investments	Value
Agricultural Chemicals	1.9%	$2,827,500
Broadcast Service Program	2.7	4,039,315
Building - Residential / Commercial	2.8	4,232,000
Computer Aided Design	0.5	714,400
Electric - Generation	3.9	5,842,472
Government	53.0	78,880,368
Metal - Copper	3.0	4,396,208
Metal - Iron	3.6	5,334,537
Money Market Funds	16.3	24,335,536
Oil Company - Integrated	3.7	5,496,012
Public Thoroughfares	5.2	7,813,286
Retail - Major Department Store	3.0	4,498,051
Telecom Services	0.4	523,512
	100.0%	$148,933,197

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$45,717,293	$—	$45,717,293
Government Obligations*	—	78,880,368	—	78,880,368
Money Market Fund	24,335,536	—	—	24,335,536
Total	$24,335,536	$124,597,661	$—	$148,933,197
Other Financial Instrument
Forward Foreign Currency Contracts	$—	$(178,404)	$—	$(178,404)

*	See Schedule of Investments for security type and geographic country breakouts.

See Notes to Financial Statements

61

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013 (unaudited)

Assets:	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund (a)	Multi- Manager Alternatives Fund	Unconstrained Emerging Markets Bond Fund
Investments, at value (1)	$185,019,656	$143,958,347	$3,658,934,396	$652,249,447	$47,348,532	$148,933,197
Credit default swap contracts, at value (2)	—	—	—	—	68,203	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	4,531	—
Cash	—	—	—	84,545	44,473	2,507,877
Cash denominated in foreign currency, at value (3)	—	173,552	—	—	560	450,480
Deposits with broker for swap contracts, securities sold short and written options	160,000 (b)	—	—	—	9,324,295	—
Receivables:
Investments sold	—	—	35,284,219	—	465,907	8,482,036
Shares of beneficial interest sold	603,540	1,629,684	8,879,934	7,561,804	123,219	740,860
Dividends and interest	184	466,686	4,451,106	234,124	234,914	3,101,175
Foreign tax reclaim	—	—	—	—	—	36,957
Prepaid expenses	7,514	54,287	277,767	55,217	908	97,792
Other assets	—	—	1,289	—	4	41,883
Total assets	185,790,894	146,282,556	3,707,828,711	660,185,137	57,615,546	164,392,257
Liabilities:
Securities sold short
Unaffiliated issuers (4)	—	—	—	—	8,852,665	—
Affiliated issuers (5)	—	—	—	—	1,691,909	—
Written options, at value (6)	—	—	—	—	50,983	—
Total return swap contracts, at value	8,247,402	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	178,404
Payables:
Dividends on securities sold short	—	—	—	—	7,701	—
Interest on securities sold short	—	—	—	—	29,357	—
Investments purchased	—	—	—	—	1,378,547	22,381,058
Shares of beneficial interest redeemed	141,575	287,442	6,942,915	3,268,811	224,103	599,228
Due to Adviser	53,944	93,988	2,787,076	368,271	23,758	83,395
Due to Distributor	13,582	40,701	510,390	166,550	5,107	11,364
Deferred Trustee fees	27,221	20,464	796,522	280,754	12,554	9,699
Accrued expenses	32,519	279,424	1,589,425	830,354	216,220	48,868
Total liabilities	8,516,243	722,019	12,626,328	4,914,740	12,492,904	23,312,016
NET ASSETS	$177,274,651	$145,560,537	$3,695,202,383	$655,270,397	$45,122,642	$141,080,241
Class A Shares:
Net Assets	$61,375,082	$94,250,964	$1,007,637,647	$383,193,032	$22,201,278	$25,935,239
Shares of beneficial interest outstanding	8,216,277	7,227,336	24,250,286	41,738,377	2,493,464	3,052,003
Net asset value and redemption price per share	$7.47	$13.04	$41.55	$9.18	$8.90	$8.50
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$7.93	$13.84	$44.08	$9.74	$9.44	$9.02
Class C Shares:
Net Assets		$22,195,555	$338,563,222	$83,187,016	$221,486	$5,862,324
Shares of beneficial interest outstanding		1,827,421	9,118,051	9,899,743	25,074	695,025
(Redemption may be subject to a contingent deferred sales charge within the first year of ownership)		$12.15	$37.13	$8.40	$8.83	$8.43
Class I Shares:
Net Assets	$50,973,625	$4,424,131	$1,997,979,812	$140,682,729	$10,763,398	$99,972,585
Shares of beneficial interest outstanding	6,769,201	327,693	46,652,640	12,429,321	1,192,745	11,741,947
Net asset value, offering and redemption price per share	$7.53	$13.50	$42.83	$11.32	$9.02	$8.51
Class Y Shares:
Net Assets	$64,925,944	$24,689,887	$351,021,702	$48,207,620	$11,936,480	$9,310,093
Shares of beneficial interest outstanding	8,631,960	1,888,357	8,383,799	5,222,025	1,324,982	1,094,314
Net asset value, offering and redemption price per share	$7.52	$13.07	$41.87	$9.23	$9.01	$8.51
Net Assets consist of:
Aggregate paid in capital	$196,688,728	$157,287,450	$3,671,521,537	$985,591,900	$45,545,308	$157,409,734
Net unrealized appreciation (depreciation)	(8,139,529)	8,650,349	268,775,123	(111,833,285)	1,013,905	(13,380,899)
Undistributed (accumulated) net investment income (loss)	(1,353,717)	318,335	(36,692,586)	(111,121,836)	(817,156)	290,663
Accumulated net realized loss	(9,920,831)	(20,695,597)	(208,401,691)	(107,366,382)	(619,415)	(3,239,257)
	$177,274,651	$145,560,537	$3,695,202,383	$655,270,397	$45,122,642	$141,080,241
(1) Cost of Investments - unaffiliated issuers	$185,009,623	$135,248,365	$3,390,169,420	$764,082,436	$47,148,170	$162,048,479
(2) Premiums paid for swap contracts	$—	$—	$—	$—	$60,214	$—
(3) Cost of cash denominated in foreign currency	$—	$174,809	$—	$—	$564	$472,774
(4) Proceeds for securities sold short - unaffiliated issuers	$—	$—	$—	$—	$8,982,144	$—
(5) Proceeds for securities sold short - affiliated issuers	$—	$—	$—	$—	$2,422,754	$—
(6) Premiums received for written options	$—	$—	$—	$—	$58,016	$—

(a)	Represents consolidated Statement of Assets and Liabilities.
(b)	Represents segregated cash collateral for swap contracts.

See Notes to Financial Statements

62

VAN ECK FUNDS

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2013 (unaudited)

	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund (a)	Multi- Manager Alternatives Fund	Unconstrained Emerging Markets Bond Fund
Income:
Dividends - unaffiliated issuers	$895	$1,678,091	$31,343,582	$4,717,154	$182,398	$1,361
Dividends - affiliated issuers	—	—	—	—	13,061	—
Interest	82,517	—	—	—	524,992	4,713,700
Foreign taxes withheld	—	(108,190)	(319,626)	(432,604)	(4,504)	—
Total income	83,412	1,569,901	31,023,956	4,284,550	715,947	4,715,061

Expenses:
Management fees	648,904	585,501	19,204,437	3,115,638	402,163	543,632
Dividends on securities sold short	—	—	—	—	79,683	—
Distribution fees - Class A	87,505	129,573	1,446,549	725,241	38,153	31,054
Distribution fees - Class C	—	111,516	1,952,505	637,580	1,559	19,692
Transfer agent fees - Class A	49,396	58,723	1,186,896	481,145	29,188	11,309
Transfer agent fees - Class C	—	22,967	412,786	117,990	7,227	6,189
Transfer agent fees - Class I	10,260	7,026	79,602	8,494	6,752	9,784
Transfer agent fees - Class Y	19,591	22,217	266,008	82,658	11,231	5,092
Administration fees	—	195,167	—	1,110,321	—	—
Custodian fees	17,636	87,327	197,430	76,652	73,134	47,804
Professional fees	20,492	24,676	178,915	107,376	33,020	19,029
Registration fees - Class A	17,943	10,733	46,197	24,971	10,489	4,072
Registration fees - Class C	—	6,610	20,280	10,495	13,962	3,996
Registration fees - Class I	14,784	11,875	51,441	15,241	14,300	12,237
Registration fees - Class Y	26,029	10,968	33,262	16,990	13,482	4,438
Reports to shareholders	11,707	10,326	264,676	96,173	13,984	3,189
Insurance	7,432	6,616	254,881	80,623	4,007	—
Trustees’ fees and expenses	8,853	7,099	279,091	128,656	8,172	1,199
Interest	20	1,444	—	1,462	438	2,178
Interest on securities sold short	—	—	—	—	5,055	—
Other	1,227	2,395	27,968	56,301	3,251	496
Total expenses	941,779	1,312,759	25,902,924	6,894,007	769,250	725,390
Waiver of management fees	(260,756)	(17,331)	(1,167,433)	(115,064)	(89,638)	(20,057)
Net expenses	681,023	1,295,428	24,735,491	6,778,943	679,612	705,333
Net investment income (loss)	(597,611)	274,473	6,288,465	(2,494,393)	36,335	4,009,728

Net realized gain (loss) on:
Investments sold - unaffiliated issuers (b)	283	13,146,815	(118,389,678)	(59,330,959)	2,030,219	(2,912,749)
Investments sold - affiliated issuers	—	—	—	—	147,119	—
Net increase from payments from Adviser (See Note 3)	24,469	—	—	—	—	—
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	(237,730)	(59,102)	(67,944)	(76,158)	(1,506,064)
Swap contracts	(9,945,583)	—	—	—	(8,830)	—
Options purchased	—	—	—	—	(119,394)	—
Written options	—	—	—	—	96,172	—
Securities sold short - unaffiliated issuers	—	—	—	—	(1,550,404)	—
Securities sold short - affiliated issuers	—	—	—	—	(9,477)	—
Net realized gain (loss)	(9,920,831)	12,909,085	(118,448,780)	(59,398,903)	509,247	(4,418,813)

Net change in unrealized appreciation (depreciation) on:
Investments, options purchased and written options (c)	(31,466)	(13,065,228)	(75,864,392)	(493,218,879)	(2,548,890)	(14,555,931)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	(50,388)	15,001	(859)	19,204	(247,704)
Securities sold short	—	—	—	—	1,145,306	—
Swap contracts	(7,740,333)	—	—	—	1,585	—
Net change in unrealized appreciation (depreciation)	(7,771,799)	(13,115,616)	(75,849,391)	(493,219,738)	(1,382,795)	(14,803,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,290,241)	$67,942	$(188,009,706)	$(555,113,034)	$(837,213)	$(15,212,720)

(a)	Represents consolidated Statement of Operations.
(b)	Net of foreign taxes of $156,199 , $2,543 and $3,822 for the Emerging Markets Fund, the Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund, respectively.
(c)	Net of foreign taxes of $103,630 and $3,896 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.

See Notes to Financial Statements

63

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Fund

	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(unaudited)		(unaudited)

Operations:
Net investment income (loss)	$(597,611)	$(737,650)	$274,473	$(131,995)
Net realized gain (loss)	(9,945,300)	594,309	12,909,085	(2,135,065)
Net increase from payments from Adviser (See Note 3)	24,469	519,638	—	—
Net change in unrealized appreciation (depreciation)	(7,771,799)	(603,585)	(13,115,616)	28,737,619
Net increase (decrease) in net assets resulting from operations	(18,290,241)	(227,288)	67,942	26,470,559

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Net realized gains
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Total dividends and distributions	—	—	—	—

Share transactions:
Proceeds from sale of shares
Class A Shares	47,406,850	45,364,807	41,458,506	50,014,465
Class C Shares	—	—	6,389,058	5,368,297
Class I Shares	837,531	46,615,103	404,119	59,359
Class Y Shares	49,224,852	28,326,126	15,901,391	15,548,967
	97,469,233	120,306,036	64,153,074	70,991,088
Reinvestment of dividends and distributions
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Cost of shares redeemed
Class A Shares	(32,362,798)	(27,970,965)	(38,092,923)	(28,366,320)
Class C Shares	—	—	(4,229,570)	(6,403,953)
Class I Shares	(1,382,235)	(574,902)	(18,219)	(678)
Class Y Shares	(8,415,699)	(6,000,477)	(14,629,544)	(7,253,918)
	(42,160,732)	(34,546,344)	(56,970,256)	(42,024,869)
Net increase (decrease) in net assets resulting from share transactions	55,308,501	85,759,692	7,182,818	28,966,219
Total increase (decrease) in net assets	37,018,260	85,532,404	7,250,760	55,436,778

Net Assets:
Beginning of period	140,256,391	54,723,987	138,309,777	82,872,999
End of period #	$177,274,651	$140,256,391	$145,560,537	$138,309,777
# Including undistributed (accumulated) net investment income (loss)	$(1,353,717)	$(756,106)	$318,335	$43,862

*	Commencement of operations
(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

64

Global Hard Assets Fund		International Investors Gold Fund (a)		Multi-Manager Alternatives Fund		Unconstrained Emerging Markets Bond Fund
Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	For the Period July 9, 2012* through December 31, 2012
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$6,288,465	$18,352,819	$(2,494,393)	$(7,962,304)	$36,335	$(880,775)	$4,009,728	$1,462,939
(118,448,780)	(48,694,303)	(59,398,903)	(28,371,536)	509,247	556,935	(4,418,813)	1,893,292
—	—	—	—	—	—	—	—
(75,849,391)	128,313,576	(493,219,738)	(105,411,356)	(1,382,795)	1,159,453	(14,803,635)	1,422,736
(188,009,706)	97,972,092	(555,113,034)	(141,745,196)	(837,213)	835,613	(15,212,720)	4,778,967

—	(6,819,370)	—	—	—	(54,446)	(719,402)	(44,484)
—	(2,599,228)	—	—	—	(610)	(113,021)	(14,554)
—	(10,444,813)	—	—	—	(21,656)	(2,759,707)	(1,395,483)
—	(2,140,886)	—	—	—	(16,993)	(132,993)	(23,228)
—	(22,004,297)	—	—	—	(93,705)	(3,725,123)	(1,477,749)

—	(14,692,069)	—	(19,967,893)	—	—	—	(23,162)
—	(5,600,181)	—	(4,703,151)	—	—	—	(3,313)
—	(22,503,052)	—	(3,259,518)	—	—	—	(661,267)
—	(4,612,519)	—	(2,323,855)	—	—	—	(5,126)
—	(47,407,821)	—	(30,254,417)	—	—	—	(692,868)
—	(69,412,118)	—	(30,254,417)	—	(93,705)	(3,725,123)	(2,170,617)

124,984,107	333,813,481	68,875,978	215,049,553	6,677,725	14,185,314	46,233,090	5,431,195
15,749,761	43,715,645	12,635,070	38,036,081	14,235	414,884	6,603,676	2,444,937
379,725,988	527,209,133	98,599,010	83,366,687	620,116	3,499,724	52,843,591	92,260,247
88,588,628	292,139,007	35,062,466	70,183,900	3,327,496	11,487,177	12,851,342	3,764,617
609,048,484	1,196,877,266	215,172,524	406,636,221	10,639,572	29,587,099	118,531,699	103,900,996

—	17,531,323	—	16,890,667	—	50,286	570,870	49,192
—	5,957,784	—	3,496,868	—	603	65,749	15,768
—	29,943,307	—	3,164,701	—	9,338	669,123	396,116
—	4,146,811	—	1,368,352	—	12,757	61,396	22,937
—	57,579,225	—	24,920,588	—	72,984	1,367,138	484,013

(286,356,593)	(815,985,968)	(153,718,345)	(290,881,867)	(19,899,007)	(19,987,647)	(19,948,398)	(2,001,225)
(76,833,075)	(144,746,914)	(28,063,399)	(61,141,831)	(201,769)	(25)	(481,948)	(2,014,271)
(222,637,393)	(278,293,333)	(32,567,180)	(14,150,959)	(851,216)	(3,241,050)	(32,270,196)	(3,717,358)
(109,312,128)	(175,673,747)	(39,825,052)	(42,961,299)	(2,455,500)	(6,597,149)	(3,367,450)	(3,073,266)
(695,139,189)	(1,414,699,962)	(254,173,976)	(409,135,956)	(23,407,492)	(29,825,871)	(56,067,992)	(10,806,120)
(86,090,705)	(160,243,471)	(39,001,452)	22,420,853	(12,767,920)	(165,788)	63,830,845	93,578,889
(274,100,411)	(131,683,497)	(594,114,486)	(149,578,760)	(13,605,133)	576,120	44,893,002	96,187,239

3,969,302,794	4,100,986,291	1,249,384,883	1,398,963,643	58,727,775	58,151,655	96,187,239	—
$3,695,202,383	$3,969,302,794	$655,270,397	$1,249,384,883	$45,122,642	$58,727,775	$141,080,241	$96,187,239

$(36,692,586)	$(42,981,051)	$(111,121,836)	$(108,627,443)	$(817,156)	$(853,491)	$290,663	$6,058

See Notes to Financial Statements

65

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012		2011(a)
	(unaudited)
Net asset value, beginning of period	$8.26		$8.16		$8.88
Income from investment operations:
Net investment loss	(0.03	)(c)	(0.06)		(0.08	)(c)
Net realized and unrealized gain (loss) on investments	(0.76)		0.12		(0.68)
Payment from Adviser	—	(d)(i)	0.04	(e)	0.04	(f)
Total from investment operations	(0.79)		0.10		(0.72)
Net asset value, end of period	$7.47		$8.26		$8.16
Total return (b)	(9.56	)%(d)(g)	1.23	%(e)	(8.11	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$61,375		$53,628		$36,031
Ratio of gross expenses to average net assets	1.27	%(h)	1.39%		1.66%
Ratio of net expenses to average net assets	0.95	%(h)	0.95%		0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95	%(h)	0.95%		0.95%
Ratio of net investment loss to average net assets	(0.85	)%(h)	(0.86)%		(0.91)%
Portfolio turnover rate	0	%(g)	0%		0%

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012		2011(a)
	(unaudited)
Net asset value, beginning of period	$8.32		$8.19		$8.88
Income from investment operations:
Net investment loss	(0.02	)(c)	(0.04)		(0.05	)(c)
Net realized and unrealized gain (loss) on investments	(0.77)		0.13		(0.68)
Payment from Adviser	—	(d)(i)	0.04	(e)	0.04	(f)
Total from investment operations	(0.79)		0.13		(0.69)
Net asset value, end of period	$7.53		$8.32		$8.19
Total return (b)	(9.50	)%(d)(g)	1.59	%(e)	(7.77	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$50,974		$56,868		$11,245
Ratio of gross expenses to average net assets	0.92	%(h)	1.01%		1.71%
Ratio of net expenses to average net assets	0.65	%(h)	0.65%		0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(h)	0.65%		0.65%
Ratio of net investment loss to average net assets	(0.55	)%(h)	(0.56)%		(0.61)%
Portfolio turnover rate	0	%(g)	0%		0%

(a)	Inception date for the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the period ended June 30, 2013, 0.01% of the Class A and 0.01% of Class I total return, representing $0.001 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(e)	For the year ended December 31, 2012, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(f)	For the year ended December 31, 2011, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(g)	Not annualized
(h)	Annualized
(i)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

66

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012		2011(a)
	(unaudited)
Net asset value, beginning of period	$8.31		$8.18		$8.88
Income from investment operations:
Net investment loss	(0.02	)(c)	(0.03)		(0.06	)(c)
Net realized and unrealized gain (loss) on investments	(0.77)		0.12		(0.69)
Payment from Adviser	—	(d)(i)	0.04	(e)	0.05	(f)
Total from investment operations	(0.79)		0.13		(0.70)
Net asset value, end of period	$7.52		$8.31		$8.18
Total return (b)	(9.51	)%(d)(g)	1.59	%(e)	(7.88	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$64,926		$29,760		$7,448
Ratio of gross expenses to average net assets	1.02	%(h)	1.30%		1.56%
Ratio of net expenses to average net assets	0.70	%(h)	0.70%		0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70	%(h)	0.70%		0.70%
Ratio of net investment loss to average net assets	(0.61	)%(h)	(0.60)%		(0.66)%
Portfolio turnover rate	0	%(g)	0%		0%

(a)	Inception date of the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the period ended June 30, 2013, 0.01% of the Class Y total return, representing $0.001 per share, consisted of a payment by the Adviser. (See Note 3).
(e)	For the year ended December 31, 2012, 0.49% of the Class Y total return, representing $0.04 per share, consisted of a payment by the Adviser. (See Note 3).
(f)	For the year ended December 31, 2011, 0.61% of the Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser. (See Note 3).
(g)	Not annualized.
(h)	Annualized.
(i)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

67

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011		2010	2009		2008
	(unaudited)
Net asset value, beginning of period	$12.94		$9.92	$13.69		$10.71	$4.86		$16.49
Income from investment operations:
Net investment income (loss)	0.03		0.01	(0.01	)(b)	(0.04)	(0.02)		— (d)
Net realized and unrealized gain (loss) on investments	0.07		3.01	(3.63)		3.06	5.81		(11.23)
Payment from Adviser	—		—	—		—	0.06	(c)	—
Total from investment operations	0.10		3.02	(3.64)		3.02	5.85		(11.23)
Less dividends and distributions from:
Net investment income	—		—	(0.13)		(0.04)	—		(0.01)
Net realized gains	—		—	—		—	—		(0.39)
Total dividends and distributions	—		—	(0.13)		(0.04)	—		(0.40)
Net asset value, end of period	$13.04		$12.94	$9.92		$13.69	$10.71		$4.86
Total return (a)	0.77	%(e)	30.44%	(26.58)%		28.17%	120.37	%(c)	(68.12)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$94,251		$90,833	$52,253		$108,019	$91,059		$31,768
Ratio of gross expenses to average net assets	1.56	%(f)	1.67%	1.76%		1.74%	1.81%		1.80%
Ratio of net expenses to average net assets	1.56	%(f)	1.67%	1.76%		1.74%	1.81%		1.80%
Ratio of net expenses, excluding interest expense, to average net assets	1.56	%(f)	1.67%	1.76%		1.74%	1.81%		1.80%
Ratio of net investment income (loss) to average net assets	0.46	%(f)	(0.04)%	(0.11)%		(0.31)%	(0.26)%		0.03%
Portfolio turnover rate	59	%(e)	92%	94%		110%	63%		48%

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011		2010	2009		2008
	(unaudited)
Net asset value, beginning of period	$12.11		$9.36	$13.01		$10.26	$4.68		$16.06
Income from investment operations:
Net investment loss	(0.02)		(0.09)	(0.10	)(b)	(0.10)	(0.06)		(0.09)
Net realized and unrealized gain (loss) on investments	0.06		2.84	(3.42)		2.89	5.58		(10.89)
Payment from Adviser	—		—	—		—	0.06	(c)	—
Total from investment operations	0.04		2.75	(3.52)		2.79	5.58		(10.98)
Less dividends and distributions from:
Net investment income	—		—	(0.13)		(0.04)	—		(0.01)
Net realized gains	—		—	—		—	—		(0.39)
Total dividends and distributions	—		—	(0.13)		(0.04)	—		(0.40)
Net asset value, end of period	$12.15		$12.11	$9.36		$13.01	$10.26		$4.68
Total return (a)	0.33	%(e)	29.38%	(27.05)%		27.16%	119.23	%(c)	(68.40)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,196		$20,127	$16,611		$27,859	$19,487		$7,807
Ratio of gross expenses to average net assets	2.44	%(f)	2.61%	2.70%		2.61%	2.97%		2.49%
Ratio of net expenses to average net assets	2.44	%(f)	2.50%	2.50%		2.48%	2.49%		2.49%
Ratio of net expenses, excluding interest expense, to average net assets	2.44	%(f)	2.50%	2.50%		2.48%	2.49%		2.49%
Ratio of net investment loss to average net assets	(0.40	)%(f)	(0.78)%	(0.86)%		(1.07)%	(0.92)%		(0.61)%
Portfolio turnover rate	59	%(e)	92%	94%		110%	63%		48%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.91% of the Class A and 0.94% of Class C total return, representing $0.06 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.
(d)	Amount represents less than $0.005 per share.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements

68

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011		2010		2009		2008
	(unaudited)
Net asset value, beginning of period	$13.38		$10.21	$14.01		$10.91		$4.92		$16.49
Income from investment operations:
Net investment income	0.05		0.05	0.05	(c)	0.02		0.06		0.06
Net realized and unrealized gain (loss) on investments	0.07		3.12	(3.72)		3.12		5.86		(11.23)
Payment from Adviser	—		—	—		—		0.07	(d)	—
Total from investment operations	0.12		3.17	(3.67)		3.14		5.99		(11.17)
Less dividends and distributions from:
Net investment income	—		—	(0.13)		(0.04)		—		(0.01)
Net realized gains	—		—	—		—		—		(0.39)
Total dividends and distributions	—		—	(0.13)		(0.04)		—		(0.40)
Net asset value, end of period	$13.50		$13.38	$10.21		$14.01		$10.91		$4.92
Total return (b)	0.90	%(e)	31.05%	(26.19)%		28.75%		121.75	%(d)	(67.82)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,424		$4,025	$3,019		$4,079		$3,097		$1,708
Ratio of gross expenses to average net assets	2.05	%(f)	2.31%	2.22%		2.23%		2.54%		1.96%
Ratio of net expenses to average net assets	1.25	%(f)	1.25%	1.25%		1.25%		1.24%		1.16%
Ratio of net expenses, excluding interest expense, to average net assets	1.25	%(f)	1.25%	1.25%		1.25%		1.24%		1.15%
Ratio of net investment income to average net assets	0.80	%(f)	0.43%	0.38%		0.18%		0.56%		1.29%
Portfolio turnover rate	59	%(e)	92%	94%		110%		63%		48%

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011		2010 (a)
	(unaudited)
Net asset value, beginning of period	$12.97		$9.92	$13.68		$11.30
Income from investment operations:
Net investment income (loss)	0.03		0.04	(0.06	)(c)	(0.03)
Net realized and unrealized gain (loss) on investments	0.07		3.01	(3.57)		2.45
Total from investment operations	0.10		3.05	(3.63)		2.42
Less distributions
Net investment income	—		—	(0.13)		(0.04)
Net asset value, end of period	$13.07		$12.97	$9.92		$13.68
Total return (b)	0.77	%(e)	30.75%	(26.53)%		21.48	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$24,690		$23,325	$10,990		$5,920
Ratio of gross expenses to average net assets	1.43	%(f)	1.51%	2.08%		1.73	%(f)
Ratio of net expenses to average net assets	1.43	%(f)	1.51%	1.70%		1.70	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.43	%(f)	1.51%	1.70%		1.70	%(f)
Ratio of net investment income (loss) to average net assets	0.48	%(f)	0.14%	(0.54)%		(0.77	)%(f)
Portfolio turnover rate	59	%(e)	92%	94%		110	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements

69

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011		2010		2009		2008
	(unaudited)
Net asset value, beginning of period	$43.64		$43.34	$52.33		$40.92		$26.84		$48.52
Income from investment operations:
Net investment income (loss)	0.03	(b)	0.05	(0.18	)(b)	(0.20	)(b)	(0.15)		(0.07)
Net realized and unrealized gain (loss) on investments	(2.12)		1.03	(8.52)		11.83		14.22		(21.61)
Payment from Adviser	—		—	—		—		0.01	(c)	—
Total from investment operations	(2.09)		1.08	(8.70)		11.63		14.08		(21.68)
Less dividends and distributions from:
Net investment income	—		(0.25)	(0.05)		(0.22)		—		—
Net realized gains	—		(0.53)	(0.24)		—		—		—
Total dividends and distributions	—		(0.78)	(0.29)		(0.22)		—		—
Net asset value, end of period	$41.55		$43.64	$43.34		$52.33		$40.92		$26.84
Total return (a)	(4.79	)%(d)	2.49%	(16.63)%		28.43%		52.46	%(c)	(44.68)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 1,007,638		$ 1,219,828	$ 1,673,303		$ 2,085,492		$ 1,240,769		$ 410,617
Ratio of gross expenses to average net assets	1.49	%(e)	1.45%	1.37%		1.43%		1.49%		1.46%
Ratio of net expenses to average net assets	1.38	%(e)	1.38%	1.37%		1.40%		1.46%		1.46%
Ratio of net expenses, excluding interest expense, to average net assets	1.38	%(e)	1.38%	1.37%		1.40%		1.46%		1.45%
Ratio of net investment income (loss) to average net assets	0.15	%(e)	0.32%	(0.36)%		(0.47)%		(0.62)%		(0.17)%
Portfolio turnover rate	16	%(d)	27%	40%		66%		86%		73%

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011		2010		2009		2008
	(unaudited)
Net asset value, beginning of period	$39.15		$39.29	$47.82		$37.70		$24.92		$45.41
Income from investment operations:
Net investment loss	(0.13	)(b)	(0.29)	(0.51	)(b)	(0.48	)(b)	(0.34)		(0.46)
Net realized and unrealized gain (loss) on investments	(1.89)		0.93	(7.73)		10.82		13.11		(20.03)
Payment from Adviser	—		—	—		—		0.01	(c)	—
Total from investment operations	(2.02)		0.64	(8.24)		10.34		12.78		(20.49)
Less dividends and distributions from:
Net investment income	—		(0.25)	(0.05)		(0.22)		—		—
Net realized gains	—		(0.53)	(0.24)		—		—		—
Total dividends and distributions	—		(0.78)	(0.29)		(0.22)		—		—
Net asset value, end of period	$37.13		$39.15	$39.29		$47.82		$37.70		$24.92
Total return (a)	(5.16	)%(d)	1.63%	(17.23)%		27.44%		51.28	%(c)	(45.12)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 338,563		$ 418,077	$ 515,433		$ 557,023		$ 358,114		$ 139,234
Ratio of gross expenses to average net assets	2.25	%(e)	2.21%	2.12%		2.16%		2.30%		2.20%
Ratio of net expenses to average net assets	2.20	%(e)	2.20%	2.12%		2.16%		2.26%		2.20%
Ratio of net expenses, excluding interest expense, to average net assets	2.20	%(e)	2.20%	2.12%		2.16%		2.26%		2.19%
Ratio of net investment loss to average net assets	(0.68	)%(e)	(0.48)%	(1.10)%		(1.23)%		(1.42)%		(0.92)%
Portfolio turnover rate	16	%(d)	27%	40%		66%		86%		73%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.03% of the Class A and Class C total return, representing $0.01 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

70

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011	2010		2009		2008
	(unaudited)
Net asset value, beginning of period	$44.89		$44.40	$53.40	$41.59		$27.14		$48.91
Income from investment operations:
Net investment income (loss)	0.13	(c)	0.37	0.01 (c)	(0.02	)(c)	(0.04)		0.15
Net realized and unrealized gain (loss) on investments	(2.19)		0.90	(8.72)	12.05		14.48		(21.92)
Payment from Adviser	—		—	—	—		0.01	(d)	—
Total from investment operations	(2.06)		1.27	(8.71)	12.03		14.45		(21.77)
Less dividends and distributions from:
Net investment income	—		(0.25)	(0.05)	(0.22)		—		—
Net realized gains	—		(0.53)	(0.24)	—		—		—
Total dividends and distributions	—		(0.78)	(0.29)	(0.22)		—		—
Net asset value, end of period	$42.83		$44.89	$44.40	$53.40		$41.59		$27.14
Total return (b)	(4.59	)%(e)	2.86%	(16.31)%	28.93%		53.24	%(d)	(44.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 1,997,980		$ 1,943,088	$ 1,637,440	$ 1,650,962		$ 639,887		$ 25,648
Ratio of gross expenses to average net assets	1.04	%(f)	1.02%	1.01%	1.05%		1.10%		1.17%
Ratio of net expenses to average net assets	1.00	%(f)	1.00%	1.00%	1.00%		1.00%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(f)	1.00%	1.00%	1.00%		1.00%		1.00%
Ratio of net investment income (loss) to average net assets	0.58	%(f)	0.76%	0.02%	(0.04)%		(0.32)%		0.31%
Portfolio turnover rate	16	%(e)	27%	40%	66%		86%		73%

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011	2010(a)
	(unaudited)
Net asset value, beginning of period	$43.92		$43.50	$52.41	$43.69
Income from investment operations:
Net investment income (loss)	0.09	(c)	0.35	0.01 (c)	(0.03	)(c)
Net realized and unrealized gain (loss) on investments	(2.14)		0.85	(8.63)	8.97
Total from investment operations	(2.05)		1.20	(8.62)	8.94
Less dividends and distributions from:
Net investment income	—		(0.25)	(0.05)	(0.22)
Net realized gains	—		(0.53)	(0.24)	—
Total dividends and distributions	—		(0.78)	(0.29)	(0.22)
Net asset value, end of period	$41.87		$43.92	$43.50	$52.41
Total return (b)	(4.67	)%(e)	2.76%	(16.45)%	20.47	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 351,022		$ 388,310	$ 274,811	$ 61,210
Ratio of gross expenses to average net assets	1.18	%(f)	1.16%	1.17%	1.10	%(f)
Ratio of net expenses to average net assets	1.13	%(f)	1.13%	1.13%	1.10	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.13	%(f)	1.13%	1.13%	1.10	%(f)
Ratio of net investment income (loss) to average net assets	0.41	%(f)	0.65%	0.01%	(0.10	)%(f)
Portfolio turnover rate	16	%(e)	27%	40%	66	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2009, 0.03% of the Class I total return, representing $0.01 per share, consisted of a payment by the Adviser in connection with past market timing activities.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements

71

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012		2011		2010		2009		2008
	(unaudited)
Net asset value, beginning of period	$16.81		$19.08		$24.70		$18.92		$11.98		$17.82
Income from investment operations:
Net investment loss	(0.03	)(b)	(0.10	)(b)	(0.16	)(b)	(0.22	)(b)	(0.07)		(0.13)
Net realized and unrealized gain (loss) on investments	(7.60)		(1.75)		(5.15)		9.78		7.58		(5.12)
Payment from Adviser	—		—		—		—		0.11	(c)	—
Total from investment operations	(7.63)		(1.85)		(5.31)		9.56		7.62		(5.25)
Less dividends and distributions from:
Net investment income	—		—		(0.31)		(2.09)		(0.68)		(0.09)
Net realized gains	—		(0.42)		—		(1.69)		—		(0.50)
Total dividends and distributions	—		(0.42)		(0.31)		(3.78)		(0.68)		(0.59)
Net asset value, end of period	$9.18		$16.81		$19.08		$24.70		$18.92		$11.98
Total return (a)	(45.39	)%(d)	(9.61)%		(21.52)%		50.99%		63.75	%(c)	(29.03)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 383,193		$ 811,802		$ 988,039		$ 1,359,014		$ 799,296		$ 436,565
Ratio of gross expenses to average net assets	1.45	%(e)	1.29%		1.20%		1.25%		1.43%		1.45%
Ratio of net expenses to average net assets	1.45	%(e)	1.29%		1.20%		1.25%		1.43%		1.45%
Ratio of net expenses, excluding interest expense, to average net assets	1.45	%(e)	1.29%		1.20%		1.25%		1.43%		1.45%
Ratio of net investment loss to average net assets	(0.53	)%(e)	(0.52)%		(0.68)%		(0.98)%		(1.10)%		(0.76)%
Portfolio turnover rate	23	%(d)	30%		24%		33%		19%		30%

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012		2011		2010		2009		2008
	(unaudited)
Net asset value, beginning of period	$15.44		$17.71		$23.13		$18.01		$11.45		$17.21
Income from investment operations:
Net investment loss	(0.08	)(b)	(0.22	)(b)	(0.31	)(b)	(0.36	)(b)	(0.04)		(0.30)
Net realized and unrealized gain (loss) on investments	(6.96)		(1.63)		(4.80)		9.26		7.08		(4.87)
Payment from Adviser	—		—		—		—		0.10	(c)	—
Total from investment operations	(7.04)		(1.85)		(5.11)		8.90		7.14		(5.17)
Less dividends and distributions from:
Net investment income	—		—		(0.31)		(2.09)		(0.58)		(0.09)
Net realized gains	—		(0.42)		—		(1.69)		—		(0.50)
Total dividends and distributions	—		(0.42)		(0.31)		(3.78)		(0.58)		(0.59)
Net asset value, end of period	$8.40		$15.44		$17.71		$23.13		$18.01		$11.45
Total return (a)	(45.60	)%(d)	(10.36)%		(22.11)%		49.89%		62.52	%(c)	(29.54)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 83,187		$ 174,907		$ 221,214		$ 285,973		$ 131,609		$ 54,419
Ratio of gross expenses to average net assets	2.23	%(e)	2.09%		1.96%		1.95%		2.31%		2.20%
Ratio of net expenses to average net assets	2.20	%(e)	2.09%		1.96%		1.95%		2.27%		2.20%
Ratio of net expenses, excluding interest expense, to average net assets	2.20	%(e)	2.09%		1.96%		1.95%		2.27%		2.20%
Ratio of net investment loss to average net assets	(1.28	)%(e)	(1.33)%		(1.43)%		(1.68)%		(1.94)%		(1.49)%
Portfolio turnover rate	23	%(d)	30%		24%		33%		19%		30%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.58% of the Class A and Class C total return, representing $0.11 for Class A and $0.10 for Class C per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss. Additionally, 1.49% of Class A and Class C total return resulted from settlement payments received from third parties by the Fund.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

72

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012		2011		2010		2009		2008
	(unaudited)
Net asset value, beginning of period	$20.67		$23.28		$29.97		$22.34		$14.05		$17.95
Income from investment operations:
Net investment income (loss)	—	(c)	(0.04	)(c)	(0.10	)(c)	(0.20	)(c)	0.46		(0.04)
Net realized and unrealized gain (loss) on investments	(9.35)		(2.15)		(6.28)		11.61		8.42		(3.27)
Payment from Adviser	—		—		—		—		0.14	(d)	—
Total from investment operations	(9.35)		(2.19)		(6.38)		11.41		9.02		(3.31)
Less dividends and distributions from:
Net investment income	—		—		(0.31)		(2.09)		(0.73)		(0.09)
Net realized gains	—		(0.42)		—		(1.69)		—		(0.50)
Total dividends and distributions	—		(0.42)		(0.31)		(3.78)		(0.73)		(0.59)
Net asset value, end of period	$11.32		$20.67		$23.28		$29.97		$22.34		$14.05
Total return (b)	(45.23	)%(f)	(9.34)%		(21.30)%		51.47%		64.34	%(d)	(18.02	)%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 140,683		$ 166,567		$ 111,604		$ 86,982		$ 6,125		$ 12
Ratio of gross expenses to average net assets	1.07	%(g)	0.96%		0.91%		1.01%		3.11%		1.17%
Ratio of net expenses to average net assets	1.00	%(g)	0.96%		0.91%		1.00%		1.00%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(g)	0.96%		0.91%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets	(0.05	)%(g)	(0.20)%		(0.35)%		(0.74)%		(0.66)%		(0.25)%
Portfolio turnover rate	23	%(f)	30%		24%		33%		19%		30%

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012		2011		2010(a)
	(unaudited)
Net asset value, beginning of period	$16.88		$19.12		$24.72		$21.56
Income from investment operations:
Net investment income (loss)	(0.02	)(c)	(0.06	)(c)	(0.08	)(c)	(0.14	)(c)
Net realized and unrealized gain (loss) on investments	(7.63)		(1.76)		(5.21)		7.08
Total from investment operations	(7.65)		(1.82)		(5.29)		6.94
Less dividends and distributions from:
Net investment income	—		—		(0.31)		(2.09)
Net realized gains	—		(0.42)		—		(1.69)
Total dividends and distributions	—		(0.42)		(0.31)		(3.78)
Net asset value, end of period	$9.23		$16.88		$19.12		$24.72
Total return (b)	(45.32	)%(f)	(9.44)%		(21.42)%		32.59	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 48,208		$ 96,108		$ 78,106		$ 19,105
Ratio of gross expenses to average net assets	1.31	%(g)	1.08%		1.10%		1.11	%(g)
Ratio of net expenses to average net assets	1.20	%(g)	1.08%		1.10%		1.11	%(g)
Ratio of net expenses, excluding interest expense, to average net assets	1.20	%(g)	1.08%		1.10%		1.11	%(g)
Ratio of net investment loss to average net assets	(0.28	)%(g)	(0.31)%		(0.34)%		(0.82	)%(g)
Portfolio turnover rate	23	%(f)	30%		24%		33	%(f)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2009, 0.58% of the Class I total return, representing $0.14 per share, consisted of a payment by the Adviser in connection with past market timing activities. Additionally, 1.49% of Class I total return resulted from settlement payments received from third parties by the Fund.
(e)	Total return for the year ended December 31, 2008 was materially affected by significant redemptions during the year, relative to the amount of the net assets represented by the class. In the absence of such redemptions the total would have been lower.
(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements

73

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012		2011	2010	2009(a)
	(unaudited)
Net asset value, beginning of period	$9.08		$8.97		$9.30	$9.00	$8.88
Income from investment operations:
Net investment loss	(0.09)		(0.18)		(0.17)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.09)		0.30		(0.06)	0.51	0.16
Total from investment operations	(0.18)		0.12		(0.23)	0.42	0.12
Less dividends and distributions from:
Net investment income	—		(0.01)		(0.05)	(0.03)	—
Net realized gains	—		—		(0.05)	(0.09)	—
Total dividends and distributions	—		(0.01)		(0.10)	(0.12)	—
Net asset value, end of period	$8.90		$9.08		$8.97	$9.30	$9.00
Total return (b)	(1.98	)%(c)	1.38%		(2.38)%	4.67%	1.35	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,201		$35,860		$41,271	$38,278	$14,907
Ratio of gross expenses to average net assets (d)	2.83	%(e)	2.95%		2.52%	2.59%	3.03	%(e)
Ratio of net expenses to average net assets (d)	2.72	%(e)	2.95%		2.52%	2.59%	2.56	%(e)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (d)	2.40	%(e)	2.30%		2.24%	2.28%	2.40	%(e)
Ratio of net investment loss to average net assets(d)	(0.13	)%(e)	(1.57)%		(1.91)%	(1.33)%	(1.13	)%(e)
Portfolio turnover rate	188	%(c)	242%		249%	275%	75	%(c)

	Class C
	For the Six		Year Ended
	Months Ended		December 31,
	June 30, 2013		2012(f)
	(unaudited)
Net asset value, beginning of period	$9.04		$9.21
Income from investment operations:
Net investment loss	(0.16)		(0.01)
Net realized and unrealized loss on investments	(0.05)		(0.15)
Total from investment operations	(0.21)		(0.16)
Less distributions
Net investment income	—		(0.01)
Net asset value, end of period	$8.83		$9.04
Total return (b)	(2.32	)%(c)	(1.69	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$221		$414
Ratio of gross expenses to average net assets (d)	16.97	%(e)	42.99	%(e)
Ratio of net expenses to average net assets (d)	3.46	%(e)	3.64	%(e)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (d)	3.15	%(e)	2.94%
Ratio of net investment loss to average net assets (d)	(0.83	)%(e)	(0.65	)%(e)
Portfolio turnover rate	188	%(c)	242	%(c)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(e)	Annualized.
(f)	For the period April 30, 2012 (commencement of operations) through December 31, 2012.

See Notes to Financial Statements

74

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011	2010		2009(a)
	(unaudited)
Net asset value, beginning of period	$9.18		$9.04	$9.33	$9.01		$8.88
Income from investment operations:
Net investment income (loss)	0.02		(0.13)	(0.10)	(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments	(0.18)		0.28	(0.09)	0.49		0.18
Total from investment operations	(0.16)		0.15	(0.19)	0.44		0.13
Less dividends and distributions from:
Net investment income	—		(0.01)	(0.05)	(0.03)		—
Net realized gains	—		—	(0.05)	(0.09)		—
Total dividends and distributions	—		(0.01)	(0.10)	(0.12)		—
Net asset value, end of period	$9.02		$9.18	$9.04	$9.33		$9.01
Total return (b)	(1.63	)%(c)	1.70%	(1.95)%	4.89%		1.46	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,763		$11,180	$10,648	$6,651		$2,536
Ratio of gross expenses to average net assets (e)	2.72	%(d)	2.81%	2.25%	2.35%		2.94	%(d)
Ratio of net expenses to average net assets (e)	2.28	%(d)	2.60%	2.23%	2.31%		2.30	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	1.95	%(d)	1.95%	1.95%	2.00%		2.15	%(d)
Ratio of net investment income (loss) to average net assets (e)	0.51	%(d)	(1.17)%	(1.18)%	(1.05)%		0.89	%(d)
Portfolio turnover rate	188	%(c)	242%	249%	275%		75	%(c)

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2013		2012	2011	2010(f)
	(unaudited)
Net asset value, beginning of period	$9.17		$9.02	$9.32	$9.12
Income from investment operations:
Net investment income (loss)	0.03		(0.03)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.19)		0.19	(0.14)	0.35
Total from investment operations	(0.16)		0.16	(0.20)	0.32
Less dividends and distributions from:
Net investment income	—		(0.01)	(0.05)	(0.03)
Net realized gains	—		—	(0.05)	(0.09)
Total dividends and distributions	—		(0.01)	(0.10)	(0.12)
Net asset value, end of period	$9.01		$9.17	$9.02	$9.32
Total return (b)	(1.74	)%(c)	1.82%	(2.06)%	3.51	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,936		$11,273	$6,232	$385
Ratio of gross expenses to average net assets (e)	2.79	%(d)	3.09%	2.35%	2.28	%(d)
Ratio of net expenses to average net assets (e)	2.33	%(d)	2.62%	2.28%	2.27	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	2.00	%(d)	2.00%	2.00%	1.95	%(d)
Ratio of net investment income (loss) to average net assets (e)	0.50	%(d)	(1.07)%	(1.81)%	(1.48	)%(d)
Portfolio turnover rate	188	%(c)	242%	249%	275	%(c)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.
(f)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

See Notes to Financial Statements

75

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six Months Ended June 30, 2013		Year Ended December 31, 2012(a)
	(unaudited)
Net asset value, beginning of period	$ 9.54		$ 8.88
Income from investment operations:
Net investment income	0.25		0.25
Net realized and unrealized gain (loss) on investments	(1.03)		0.73
Total from investment operations	(0.78)		0.98
Less dividends and distributions from:
Net investment income	(0.26)		(0.24)
Net realized gains	—		(0.08)
Total dividends and distributions	(0.26)		(0.32)
Net asset value, end of period	$ 8.50		$ 9.54
Total return (b)	(8.50	)%(c)	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$25,935		$3,602
Ratio of gross expenses to average net assets	1.28	%(d)	1.67	%(d)
Ratio of net expenses to average net assets	1.25	%(d)	1.25	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.25	%(d)	1.25	%(d)
Ratio of net investment income to average net assets	5.59	%(d)	5.88	%(d)
Portfolio turnover rate	329	%(c)	190	%(c)

	Class C
	For the Six Months Ended June 30, 2013		Year Ended December 31, 2012(a)
	(unaudited)
Net asset value, beginning of period	$ 9.50		$8.88
Income from investment operations:
Net investment income	0.23		0.37
Net realized and unrealized gain (loss) on investments	(1.04)		0.57
Total from investment operations	(0.81)		0.94
Less dividends and distributions from:
Net investment income	(0.26)		(0.24)
Net realized gains	—		(0.08)
Total dividends and distributions	(0.26)		(0.32)
Net asset value, end of period	$ 8.43		$ 9.50
Total return (b)	(8.85	)%(c)	10.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,862		$533
Ratio of gross expenses to average net assets	2.40	%(d)	2.81	%(d)
Ratio of net expenses to average net assets	1.95	%(d)	1.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.95	%(d)	1.95	%(d)
Ratio of net investment income to average net assets	4.83	%(d)	4.80	%(d)
Portfolio turnover rate	329	%(c)	190	%(c)

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

76

	Class I
	For the Six Months Ended June 30, 2013		Year Ended December 31, 2012(a)
	(unaudited)
Net asset value, beginning of period	$ 9.54		$ 8.88
Income from investment operations:
Net investment income	0.28		0.23
Net realized and unrealized gain (loss) on investments	(1.05)		0.75
Total from investment operations	(0.77)		0.98
Less dividends and distributions from:
Net investment income	(0.26)		(0.24)
Net realized gains	—		(0.08)
Total dividends and distributions	(0.26)		(0.32)
Net asset value, end of period	$ 8.51		$ 9.54
Total return (b)	(8.39	)%(c)	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$99,973		$91,197
Ratio of gross expenses to average net assets	0.95	%(d)	1.03	%(d)
Ratio of net expenses to average net assets	0.95	%(d)	0.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.95	%(d)	0.95	%(d)
Ratio of net investment income to average net assets	6.00	%(d)	6.67	%(d)
Portfolio turnover rate	329	%(c)	190	%(c)

	Class Y
	For the Six Months Ended June 30, 2013		Year Ended December 31, 2012(a)
	(unaudited)
Net asset value, beginning of period	$ 9.54		$ 8.88
Income from investment operations:
Net investment income	0.25		0.43
Net realized and unrealized loss on investments	(1.02)		0.55
Total from investment operations	(0.77)		0.98
Less dividends and distributions from:
Net investment income	(0.26)		(0.24)
Net realized gains	—		(0.08)
Total dividends and distributions	(0.26)		(0.32)
Net asset value, end of period	$ 8.51		$ 9.54
Total return (b)	(8.39	)%(c)	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,310		$855
Ratio of gross expenses to average net assets	1.34	%(d)	1.74	%(d)
Ratio of net expenses to average net assets	1.00	%(d)	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(d)	1.00	%(d)
Ratio of net investment income to average net assets	5.72	%(d)	5.78	%(d)
Portfolio turnover rate	329	%(c)	190	%(c)

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

77

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013 (unaudited)

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of six portfolios. These financial statements relate only to the following investment portfolios: CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary and Gold Series Fund I Subsidiary, respectively (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The CM Commodity Index Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Unconstrained Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Effective December 31, 2012, Van Eck Absolute Return Advisers Corporation (“VEARA”) has replaced Van Eck Associates Corporation (“VEAC”) as the investment adviser of the CM Commodity Index Fund and its Cayman subsidiary. VEARA is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the Commodity Futures Trading Commission (“CFTC”) as a Commodity Pool Operator and Commodity Trading Adviser under the Commodity Exchange Act of 1936, as amended. VEARA is a wholly-owned subsidiary of VEAC, and collectively with VEAC is referred to as the “Adviser”.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Closed-end publicly listed fund investments are valued at the official market closing price. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. Futures contracts are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign
78

markets and is categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from broker dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary and the Gold Series Fund I Subsidiary, both Cayman Islands exempted companies, were incorporated on June 26, 2009 and November 7, 2011, respectively. Commodity Series Fund I Subsidiary and the Gold Series Fund I Subsidiary are currently wholly-owned subsidiaries of the CM Commodity Index Fund and International Investors Gold Fund, respectively. The Subsidiaries act as investment vehicles for the CM Commodity Index Fund and International Investors Gold Fund in order to effect certain investments on behalf of the Funds. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of June 30, 2013, the CM Commodity Index Fund and International Investors Gold Fund held $30,604,205 and $33,305,458 in their Subsidiaries, representing 17% and 5% of each Fund’s net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly-owned subsidiaries of the CM Commodity Fund and the International Investors Gold Fund are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the CM Commodity Fund and the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the CM Commodity Index Fund and the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or
79

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for the Unconstrained Emerging Markets Bond Fund which is declared and paid monthly). Income dividends and capital gain distributions for the Funds (except for Uncontstrained Emerging Markets Bond Fund) are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Securities Sold Short—The Global Hard Assets Fund, the Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund may make short sales of securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statements of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained for the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. The Global Hard Assets Fund and the Unconstrained Emerging Markets Bond Fund did not have any short sales during the period ended June 30, 2013. Securities sold short in the Multi-Manager Alternatives Fund held at June 30, 2013 are reflected in the Schedule of Investments.

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

H.	Structured Notes—The Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes held at June 30, 2013 are reflected in the Schedules of Investments.

I.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

J.	Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Emerging Markets Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrants may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day
80

of the exercise period, the warrants will be automatically exercised on that day. Warrants held at June 30, 2013 are reflected in the Schedules of Investments.

K.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

At June 30, 2013, the Funds held the following derivatives (not designated as hedging instruments under GAAP):

	Asset Derivatives		Liability Derivatives
	Credit Risk	Foreign Currency Risk	Commodities Futures Risk	Equity Risk	Foreign Currency Risk
CM Commodity Index Fund
Swap contracts[1]	$—	$—	$8,247,402	$—	$—
Multi-Manager Alternatives Fund
Forward foreign currency contracts[2]	—	4,531	—	—	—
Swap contracts[3]	68,203	—	—	—	—
Written Options[4]			—	50,983	—
Unconstrained Emerging Markets Bond Fund
Forward foreign currency contracts[5]	—	—	—	—	178,404

1	Statement of Assets and Liabilities location: Total return swap contracts, at value
2	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts
3	Statement of Assets and Liabilities location: Credit default swap contracts, at value
4	Statement of Assets and Liabilities location: Written options, at value
5	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the period ended June 30, 2013, were as follows:

	Commodities Futures Risk	Credit Risk	Equity Risk	Foreign Currency Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[1]	$(9,945,583)	$—	$—	$—
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	(7,740,333)	—	—	—
Emerging Markets Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	—	—	2,096
International Investors Gold Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	—	—	50,662
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[4]	—	—	—	(337)
Multi-Manager Alternatives Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	—	—	(62,708)
Swap contracts[1]	—	(8,830)	—	—
Written options[5]	—	—	96,172	—
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[4]	—	—	—	18,420
81

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

	Commodities Futures Risk	Credit Risk	Equity Risk	Foreign Currency Risk
Swap contracts[2]	$—	$1,585	$—	$—
Written options[6]	—	—	5,511	—
Unconstrained Emerging Markets Bond Fund
Realized gain (loss):
Foreign forward currency contracts[3]	—	—	—	(1,105,218)
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[4]	—	—	—	(164,010)

[1]	Statement of Operations location: Net realized gain (loss) on swap contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts
[3]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[4]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[5]	Statement of Operations location: Net realized gain (loss) on written options
[6]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, options purchased and written options

Credit Default Swaps—The Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund may enter into credit default swaps, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Credit default swaps at June 30, 2013 are reflected in the Schedules of Investments. The average monthly notional amount of the credit default swaps in the Multi-Manager Alternatives Fund was $900,000 during the period ended June 30, 2013. The Multi-Manager Alternatives Fund entered into a credit default swap contract for investment purposes, to manage its credit risk and to provide protection against defaults of the issuers. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Futures Contracts—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. CM Commodity Index Fund and Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts during the period ended June 30, 2013.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Forward foreign currency contracts at June 30, 2013 are reflected in the Schedule of Investments. During the period ended June 30, 2013, the average unrealized depreciation of forward foreign currency contracts were $43,341 and $112,984 for the Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund, respectively.
82

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain in the Statements of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. The Funds maintain securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Multi-Manager Alternatives Fund had the following transactions in put and call options written during the period ended June 30, 2013:

	Number of Contracts	Premiums
Options outstanding at December 31, 2012	(139)	$(8,868)
Options written	(2,408)	(239,943)
Options exercised	543	36,827
Options expired	945	52,678
Options closed	676	101,290
Options outstanding at June 30, 2013	(383)	$(58,016)

Total Return Swaps—The CM Commodity Index Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The CM Commodity Index Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the CM Commodity Index Fund will receive a payment from or make a payment to the counterparty. Documentation governing the CM Commodity Index Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the CM Commodity Index Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the CM Commodity Index Fund’s counterparty has the right to terminate the swap and require the CM Commodity Index Fund to pay or receive a settlement amount in connection with the terminated swap transaction. Total return swap position held by the CM Commodity Index Fund at June 30, 2013 is reflected in the Schedule of Investments. The average monthly notional amount of the total return swaps in the CM Commodity Index Fund was $174,351,000 during the period ended June 30, 2013.

L.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments.

The following tables below present both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities, subject to a master netting agreement or similar agreement, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2013. Collateral is disclosed up to 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of June 30, 2013.
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(continued)

Offsetting Financial Assets and Derivative Assets as of June 30, 2013:

Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount

Multi-Manager Alternatives Fund
Credit default swap contracts	$68,203	$—	$68,203	$—	$68,203
Forward foreign currency contracts	4,531	—	4,531	—	4,531
Total	72,772	—	72,772	—	72,772

Offsetting Financial Liabilities and Derivative Liabilities as of June 30, 2013:

Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Pledged	Net Amount

CM Commodity Index Fund
Total return swap contracts	$8,247,402	$—	$8,247,402	$8,247,402	$—
Multi-Manager Alternatives Fund
Written options	50,983	—	50,983	50,983	—
Unconstrained Emerging Markets Bond Fund
Forward foreign currency contracts	968,463	790,059	178,404	—	178,404

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for CM Commodity Index Fund and Emerging Markets Fund. The Adviser receives a management fee from Global Hard Assets Fund based on an annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% on the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser receives a management fee from Unconstrained Emerging Markets Bond Fund at an annual rate of 0.80% of the first $1.5 billion of average daily net assets of the Fund and 0.75% of average daily net assets of the Fund in excess of $1.5 billion. The Adviser receives from the Multi-Manager Alternatives Fund a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in underlying funds (exchange traded funds, open and closed end mutual funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund.

As of June 30, 2013, the Multi-Manager Alternatives Fund had seven sub-advisers, Coe Capital Management, LLC, Horizon Kinetics, LLC, Keypoint Capital Management, LLC, Millrace Asset Group, Inc., Riverpark, LLC, SW Asset Management and Tiburon Capital Management. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser offsets the management fees it charges the Multi-Manager Alternatives Fund by the amount it collects as a management fee from underlying funds managed by the Adviser, as a result of an investment of the Fund’s assets in such underlying funds. For the period ended June 30, 2013, the Adviser waived management fees charged by $578 due to such investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser has agreed, through May 1, 2014, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses that exceed a specified percentage of average net assets (expense caps). The current expense caps and the amounts waived by the Adviser for the period ended June 30, 2013, are as follows:

84

Fund	Expense Cap	Waiver of Management fees
CM Commodity Index Fund
Class A	0.95%	$111,323
Class I	0.65	73,011
Class Y	0.70	76,422
Emerging Markets Fund
Class A	1.95%	—
Class C	2.50	—
Class I	1.25	17,331
Class Y	1.70	—
Global Hard Assets Fund
Class A	1.38%	612,275
Class C	2.20	88,929
Class I	1.00	366,157
Class Y	1.13	100,072
International Investors Gold Fund
Class A	1.45%	6,876
Class C	2.20	19,329
Class I	1.00	51,381
Class Y	1.20	37,478
Multi-Manager Alternatives Fund
Class A	2.40%	17,576
Class C	3.15	20,986
Class I	1.95	25,056
Class Y	2.00	26,020
Unconstrained Emerging Markets Bond Fund
Class A	1.25%	3,394
Class C	1.95	9,077
Class I	0.95	—
Class Y	1.00	7,586

Prior to January 14, 2013, the Adviser had agreed to reimburse the CM Commodity Index Fund for certain swap trading costs as follows:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
CM Commodity Index Fund	$24,469	$519,638	$161,543

This reimbursement is reflected in the Statements of Operations and the Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

The Adviser also performs accounting and administrative services for the Emerging Markets Fund and the International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Emerging Markets Fund, and for the International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2013, the Adviser received $195,167 from the Emerging Markets Fund and $1,110,321 from the International Investors Gold Fund pursuant to this contract.

For the period ended June 30, 2013, the Distributor, an affiliate of the Adviser, received a total of $1,194,524 in sales loads relating to the sale of shares of the Funds, of which $1,031,973 was reallowed to broker/dealers and the remaining $162,551 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

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(continued)

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended June 30, 2013 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

CM Commodity Index Fund	$—	$—
Emerging Markets Fund	89,111,150	82,570,279
Global Hard Assets Fund	647,955,423	609,286,258
International Investors Gold Fund	209,068,080	276,762,707
Multi-Manager Alternatives Fund	82,801,548	94,012,219
Unconstrained Emerging Markets Bond Fund	456,894,970	400,664,805

*	For the period ended June 30, 2013, proceeds of short sales and the cost of purchases of short sale covers for the Multi-Manager Alternatives Fund aggregated $28,234,503 and $30,619,976, respectively.

Note 5—Income Taxes—As of June 30, 2013, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

CM Commodity Index Fund	$185,009,623	$10,033	$—	$10,033
Emerging Markets Fund	136,225,289	17,363,320	(9,630,262)	7,733,058
Global Hard Assets Fund	3,468,364,962	609,615,949	(419,046,515)	190,569,434
International Investors Gold Fund	880,751,076	132,047,913	(360,549,542)	(228,501,629)
Multi-Manager Alternatives Fund	48,647,152	2,731,535	(4,030,155)	(1,298,620)
Unconstrained Emerging Markets Bond Fund	162,141,270	475,364	(13,683,437)	(13,208,073)

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2012 were as follows:

Global Hard Assets Fund	Year Ended December 31, 2012
Ordinary income	$22,004,296
Long term capital gains	47,407,821
69,412,117

International Investors Gold Fund
Ordinary income	$86,991
Long term capital gains	30,167,426
30,254,417

Multi-Manager Alternatives Fund
Long term capital gains	93,705

Unconstrained Emerging Markets Bond Fund
Ordinary Income *	$2,170,617

*	Includes short term capital gains

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

86

At December 31, 2012, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

	Post-Effective-No Expiration Short-Term Capital Losses	Post-Effective- No Expiration Long-Term Capital Losses	Expiring in the Year Ended December 31, 2017
Emerging Markets Fund	$3,972,335	$765,049	$28,707,245
International Investors Gold Fund	40,727,090	—	—

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments, forward foreign currency contracts, foreign currency transactions and other foreign currency denominated assets and liabilities result in permanent book to tax differences which may affect the tax character of distributions and undistributed net investment income at the end of the Funds’ fiscal year.

For the period ended June 30, 2013, the net realized loss from foreign currency translations was as follows:

Unconstrained Emerging Markets Bond Fund	($4,217,757)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2009-2012), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2013, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Swap agreements entered into by the CM Commodity Index Fund and the Multi-Manager Alternatives Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Fund. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund may invest in closed-ends funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do no utilize leverage.

At June 30, 2013, the Adviser owned approximately 88% of Class I of the Emerging Markets Fund, 10% of Class A, 8% of Class C, and 24% of Class I of the Multi-Manager Alternatives Fund.

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(continued)

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Fund
	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(unaudited)		(unaudited)
Class A
Shares sold	5,844,371	5,452,376	3,020,900	4,243,655
Shares reinvested	—	—	—	24
Shares redeemed	(4,119,008)	(3,378,451)	(2,810,863)	(2,494,117)
Net increase	1,725,363	2,073,925	210,037	1,749,562

Class C
Shares sold	—	—	500,522	486,282
Shares reinvested	—	—	—	34
Shares redeemed	—	—	(335,460)	(599,434)
Net increase (decrease)	—	—	165,062	(113,118)

Class I
Shares sold	102,714	5,532,823	28,088	5,239
Shares redeemed	(171,575)	(67,977)	(1,233)	(54)
Net increase (decrease)	(68,861)	5,464,846	26,855	5,185

Class Y
Shares sold	6,109,523	3,398,931	1,169,743	1,330,505
Shares redeemed	(1,059,222)	(727,788)	(1,079,628)	(639,860)
Net increase	5,050,301	2,671,143	90,115	690,645

	Global Hard Assets Fund		International Investors Gold Fund
	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(unaudited)		(unaudited)
Class A
Shares sold	2,832,330	7,518,328	5,507,880	11,754,148
Shares reinvested	—	403,297	(1)	1,041,932
Shares redeemed	(6,536,111)	(18,574,265)	(12,071,933)	(16,274,131)
Net decrease	(3,703,781)	(10,652,640)	(6,564,054)	(3,478,051)

Class C
Shares sold	397,825	1,084,128	1,059,769	2,268,851
Shares reinvested	(14)	152,685	(136)	234,838
Shares redeemed	(1,957,624)	(3,677,298)	(2,487,917)	(3,665,539)
Net decrease	(1,559,813)	(2,440,485)	(1,428,284)	(1,161,850)

Class I
Shares sold	8,324,913	11,896,908	6,518,444	3,775,708
Shares reinvested	—	669,573	—	158,791
Shares redeemed	(4,956,563)	(6,163,831)	(2,146,913)	(670,591)
Net increase	3,368,350	6,402,650	4,371,531	3,263,908

Class Y
Shares sold	1,998,980	6,492,546	2,575,916	3,887,091
Shares reinvested	—	94,784	—	84,051
Shares redeemed	(2,457,264)	(4,062,033)	(3,048,195)	(2,362,467)
Net increase (decrease)	(458,284)	2,525,297	(472,279)	1,608,675
88

	Multi-Manager Alternatives Fund		Unconstrained Emerging Markets Bond Fund
	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(unaudited)		(unaudited)
Class A
Shares sold	731,970	1,536,334	4,754,581	588,360
Shares reinvested	—	5,557	59,888	5,258
Shares redeemed	(2,188,452)	(2,194,223)	(2,140,205)	(215,879)
Net increase (decrease)	(1,456,482)	(652,332)	2,674,264	377,739

Class C
Shares sold	1,580	45,768	682,903	272,121
Shares reinvested	—	67	7,015	1,724
Shares redeemed	(22,338)	(3)	(51,019)	(217,719)
Net increase (decrease)	(20,758)	45,832	638,899	56,126

Class I
Shares sold	67,500	392,390	5,430,698	9,914,221
Shares reinvested	—	1,021	70,082	42,133
Shares redeemed	(92,661)	(354,000)	(3,316,533)	(398,654)
Net increase (decrease)	(25,161)	39,411	2,184,247	9,557,700

Class Y
Shares sold	362,916	1,256,576	1,366,138	418,559
Shares reinvested	—	1,396	6,580	2,507
Shares redeemed	(267,819)	(718,827)	(368,086)	(331,384)
Net increase	95,097	539,145	1,004,632	89,682

*	Commencement of operations

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds at the request of the shareholders and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2013, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
CM Commodity Index Fund	1	$518,406	1.40%
Emerging Markets Fund	4	1,118,091	1.42
International Investors Gold Fund	14	2,643,253	1.44
Multi-Manager Alternatives Fund	64	174,400	1.43
Unconstrained Emerging Markets Bond Fund	19	2,917,569	1.43

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund may lend their securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Funds’ custodian. During the year ended June 30, 2013, the Funds had no securities lending activity.

Note 12—Recent Accounting Pronouncements—The Funds have adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are

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(continued)

either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01 are reflected in Note 2 to the Funds’ financial statements.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective July 26, 2013, the VE/VIP Funds increased the line of credit from $20 million to $30 million.

The following dividends from net investment income were declared and paid subsequent to June 30, 2013:

Fund	Ex-Date	Record Date	Payable Date	Per Share

Unconstrained Emerging Markets Bond Fund
Class A	7/23/13	7/22/13	7/23/13	$0.040
Class C	7/23/13	7/22/13	7/23/13	$0.040
Class I	7/23/13	7/22/13	7/23/13	$0.040
Class Y	7/23/13	7/22/13	7/23/13	$0.040
Unconstrained Emerging Markets Bond Fund
Class A	8/21/13	8/20/13	8/21/13	$0.041
Class C	8/21/13	8/20/13	8/21/13	$0.041
Class I	8/21/13	8/20/13	8/21/13	$0.041
Class Y	8/21/13	8/20/13	8/21/13	$0.041
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VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

Multi-Manager Alternatives Fund (the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

On June 25, 2013, the Board of Trustees (the “Board”) of Van Eck Funds (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”), and the existing sub-advisory agreement between each Sub-Adviser (as defined below) and the Adviser (collectively, the “Advisory Agreements”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreements is set forth below.

In considering the continuation of the Advisory Agreements, the Board reviewed and considered information that had been provided throughout the year by the Adviser and Acorn Derivatives Management Corp. (“Acorn”), Coe Capital Management, LLC (“Coe”), Dix Hills Partners, LLC (“Dix Hills”), Horizon Asset Management, LLC (“Horizon”), Martingale Asset Management, L.P. (“Martingale”), Millrace Asset Group, Inc. (“Millrace”), RiverPark Advisors, LLC (“RiverPark”), SW Asset Management, LLC (“SW”) and Tiburon Capital Management, LLC (“Tiburon” and, collectively with Acorn, Coe, Dix Hills, Horizon, Martingale, Millrace, RiverPark and SW, the “Sub-Advisers”). Such information had been provided throughout the year at regular and special meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser and the Sub-Advisers for meetings of the Board held on June 4, 2013 and June 24 and 25, 2013 specifically for the purpose of considering the continuation of the Advisory Agreements. The written and oral reports provided to the Board included, among other things, the following:

■  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■  The consolidated financial statements of the Adviser for the past three fiscal years;

■  Copies of the Advisory Agreements and descriptions of the services provided by the Adviser and each Sub-Adviser thereunder;

■  Information regarding each Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

■  Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■  A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one- and three- year periods ended March 31, 2013 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) two sub-groups of funds selected from the Category, one by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Consultant Peer Group”) and one by the Adviser (the “Adviser Peer Group”) and (iii) an appropriate benchmark index;

■  A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2012 with a similar share class of each fund in the (i) Category, (ii) Consultant Peer Group and (iii) Adviser Peer Group;

■  An analysis of the profitability of the Adviser with respect to its services for the Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■  Information regarding other investment products and services offered by the Adviser and each Sub-Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser and the Sub-Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser and the Sub-Adviser for the Fund and the Comparable Products, the size of the Comparable Products, the performance of the Comparable Products and identity of the individuals responsible for managing the Comparable Products;

■  Information concerning the Adviser’s and Sub-Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and the Sub-Advisers on behalf of the Fund, and reports regarding a variety of compliance-related issues;

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(continued)

■  Information with respect to the Adviser’s and each Sub-Adviser’s brokerage practices, if any, including the Adviser’s and Sub-Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser and Sub-Adviser from research acquired with soft dollars;

■  Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations;

■  Information regarding the Adviser’s and each Sub-Adviser’s policies and practices with respect to personal investing by the Adviser, Sub-Adviser and their employees, including reports regarding the administration of the Adviser’s and Sub-Adviser’s codes of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■  Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, Sub-Advisers, transfer agent and other service providers; and

■  Information regarding the performance results of the Fund’s Sub-Advisers in managing their respective portions of the Fund’s assets;

■  Other information provided by the Adviser and each Sub-Adviser in response to comprehensive questionnaires prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreements, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment services provided by the Sub-Advisers; (2) the capabilities and background of the Adviser’s and Sub-Advisers’ investment personnel, and the overall capabilities, experience, resources and strengths of each Adviser and Sub-Adviser in managing investment companies and other accounts utilizing similar investment strategies; (3) the nature, quality, extent and cost of the investment management, administrative and other non-investment services provided by the Adviser, including its services in overseeing the services provided by each Sub-Adviser; (4) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the Advisory Agreement and the services performed thereunder; (6) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (7) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (8) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (9) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (10) the resources committed by the Adviser in recent periods to information technology; (11) the ability of the Adviser and each Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund; and (12) the affirmative recommendation from the Adviser to approve the continuation of each sub-advisory agreement.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2013, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2012.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had underperformed its Category, Consultant Peer Group and Adviser Peer Group medians over the one- and three-year periods. The Board also noted that the Fund had underperformed its benchmark index over the one-year period, but had outperformed its benchmark index over the three-year period. The Board further noted that the Adviser reviewed with the Board the factors that the Adviser believed materially contributed to the underperformance of the Fund in recent periods and the actions taken by the Adviser to address such underperformance. The Board concluded that additional time is needed to evaluate the effectiveness of the Adviser’s actions.

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Fees and Expenses. The Board noted that the fees payable for advisory services and the total expense ratio, net of waivers or reimbursements, were higher than the median advisory fees and median expense ratios for the Fund’s Category, Consultant Peer Group and Adviser Peer Group. The Board further noted the nature, quality, extent and cost of the investment management and other non-investment services provided by the Adviser to manage a multi-asset, multi-manager product of this type, including the Adviser’s services in overseeing the services provided by each Sub-Adviser. The Board also noted that the Adviser continues to waive fees and pay expenses of the Fund and has agreed to continue doing so through April 2014 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory and sub-advisory fees charged to the Fund are reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits, including the results of an analysis of the methodology performed recently by an independent consultant on behalf of the Board and its independent counsel. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In view of the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board concluded that the profitability of the Sub-Advisers was not a relevant factor in its renewal deliberations regarding the Sub-Advisers. The Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Sub-Advisers. The Board concluded that each Sub-Adviser continues to be qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies. The Board also concluded that each Sub-Adviser’s investment strategies are appropriate for pursuing the Fund’s investment objective and are complementary to the investment strategies employed by the Fund’s other Sub-Advisers.

Conclusion. In determining the material factors to be considered in evaluating each Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of an Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of each Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of each Advisory Agreement for an additional one-year period.

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on June 24-25, 2013 (the “Meeting”), the Board of Trustees of each Fund (the “Board”), which is comprised exclusively of Independent Trustees, considered authorizing Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”) to enter into a new sub-advisory agreement (the “Sub-Advisory Agreement”) with respect to the Fund, for an initial two-year term with Graham Capital Management, L.P., to serve as a sub-adviser for the Fund (the “New Sub-Adviser”).

In considering the approval of the Sub-Advisory Agreement, the Board reviewed and considered information that had been provided throughout the year by the Adviser at regular and special meetings of the Board and its committees, including information furnished by the Adviser and the New Sub-Adviser for the Meeting. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the Sub-Advisory

93

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(continued)

Agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-Adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve the Sub-Advisory Agreement, the Board evaluated the following factors: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment services to be provided by the New Sub-Adviser; (2) the capabilities and background of the New Sub-Adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-Adviser in managing investment companies and other accounts utilizing similar investment strategies; (3) the terms of the Sub-Advisory Agreement and the reasonableness of the fees paid by the Fund for the services described therein; (4) the willingness and ability of the New Sub-Adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-Adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-Adviser’s investment strategy will assist the Fund in pursuing its investment objective. The Board also met with representatives from the New Sub-Adviser.

In considering the proposal to approve the Sub-Advisory Agreement, the Board noted that, combined, the members of the New Sub-Adviser’s portfolio management team have significant experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. the New Sub-Adviser is experienced in systematic macro strategies.

The Board concluded that the New Sub-Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies. The Board also concluded that the New Sub-Adviser’s investment strategies are appropriate for pursuing the Fund’s investment objective and are complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board further concluded that the fees payable to the New Sub-Adviser for sub-advisory services are reasonable.

In view of the fact that the New Sub-Adviser is not affiliated with the Adviser, the Board concluded that the profitability of the New Sub-Adviser was not a relevant factor in its consideration of the Sub-Advisory Agreement.

In determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the Sub-Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that entering into the Sub-Advisory Agreement is in the interests of shareholders, and accordingly, the Board approved entering into the Sub-Advisory Agreement.

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by a board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on March 14-15, 2013 (the “Meeting”), the Board of Trustees of each Fund (the “Board”), which is comprised exclusively of trustees who are not “interested persons” of the Fund as defined in the 1940 Act, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with QFS Asset Management L.P., to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the

94

New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from the New Sub-adviser.

In considering the proposal to approve a sub-advisory agreement with the New Sub-adviser, the Board noted that, combined, the members of the New Sub-adviser’s portfolio management team have significant experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. the New Sub-adviser is experienced in systematic global macro strategies.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with the New Sub-adviser.

95

VAN ECK FUNDS

APPROVAL OF ADVISORY AGREEMENTS

(continued)

CM Commodity Index Fund

Emerging Markets Fund

Global Hard Assets Fund

International Investors Gold Fund

Unconstrained Emerging Markets Bond Fund

(each a “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 25, 2013, the Board of Trustees (the “Board”) of Van Eck Funds (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between each Fund and its investment adviser, Van Eck Absolute Return Advisers Corporation (“VEARA”) for CM Commodity Index Fund (“CMCI”) and Van Eck Associates Corporation (“VEAC”) for each other Fund (VEARA and VEAC, together with their affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of each Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular and special meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 4, 2013 and June 24 and 25, 2013 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■  The consolidated financial statements of the Adviser for the past three fiscal years;

■  A copy of each Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■  Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for each Fund, the structure of their compensation and the resources available to support these activities;

■  A report prepared by an independent consultant comparing each Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods (as applicable) ended March 31, 2013 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■  A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of each Fund during its fiscal year ended December 31, 2012 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■  A supplemental report prepared by an independent consultant comparing total management fees, which include both combined advisory and administrative fees (the “Management Fees”), and separately, the administrative fees, with respect to a representative class of shares of each of the Emerging Markets Fund and International Investors Gold Fund during its fiscal year ended December 31, 2012 with those of each Fund’s (i) Category and (ii) Peer Group;

■  An analysis of the profitability of the Adviser with respect to its services for each Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■  Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to each Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for each Fund and the Comparable Products, the size of the Comparable Products, the performance of the Comparable Products and identity of the individuals responsible for managing the Comparable Products;

96

■  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of each Fund, and reports regarding a variety of compliance-related issues;

■  Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■  Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations;

■  Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in a Fund by the Adviser’s investment personnel;

■  Descriptions of other administrative and other non-investment management services provided by the Adviser for each Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of each Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as each Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder, including, with respect to CMCI, the undertaking by VEAC to guarantee the performance of VEARA’s obligations under the Advisory Agreement; (4) the willingness of the Adviser to reduce the overall expenses of each Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of each Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for each Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as a Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for each Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2013, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2012.

CM Commodity Index Fund

Performance. The Board noted that the Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “UBS Index”) and that the Fund had underperformed the UBS Index over the one-year period. The Board also noted that differences between the performance of the Fund and the performance of the UBS Index during the relevant time period since the inception of the Fund have been reasonable in light of the impact of cash flows and expenses on the performance of the Fund. The Board concluded that the performance of the Fund was satisfactory.
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VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(continued)

Fees and Expenses. The Board noted that the fees payable for advisory services and the total expense ratio, net of waivers or reimbursements, were lower than the median advisory fees and total expense ratios of the Fund’s Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2014 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Emerging Markets Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians over the one-, three, five- and ten-year periods. The Board also noted that the Fund had outperformed its benchmark index over the one-, three and five-year periods, but underperformed its benchmark index for the ten-year period. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fees payable for advisory services were lower than the median advisory fees of its Category and Peer Group and that the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratio of its Category and equal to the median expense ratio of its Peer Group. The Board also noted that the fees payable for administrative services were higher than the median administrative fees of its Category and Peer Group, but that its Management Fees were lower than the median Management Fees of its Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2014 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Global Hard Assets Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians over the five- and ten-year periods and had outperformed its Peer Group median over the three-year period. The Board further noted that the Fund’s annualized total returns were equal to those of its Category median over the three-year period and that the Fund had underperformed its Category and Peer Group medians over the one-year period. The Board also noted that the Fund outperformed its benchmark index over the ten-year period, but underperformed its benchmark index over the one-, three- and five-year periods. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board regarding material factors that contributed to the Fund’s underperformance in recent periods, the Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fees payable for advisory services were higher than the median advisory fees of its Category and Peer Group, but that the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratios of its Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2014 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

International Investors Gold Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians and benchmark indexes over the three-, five- and ten-year periods, but had underperformed its Category and Peer Group medians and one of its benchmarks over the one-year period. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board regarding material factors that contributed to the Fund’s underperformance in recent periods, the Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fees payable for advisory services were lower than the median advisory fees of its Category and Peer Group and that the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratio of its Category and equal to the median expense ratio of its Peer Group. The Board also noted that the fees payable for administrative services were higher than the median administrative fees of its Category and Peer Group, but that its
98

Management Fees were lower than the median Management Fees of its Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2014 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Unconstrained Emerging Markets Bond Fund

Performance. The Board noted that the Fund commenced operations on July 9, 2012. In light of the Fund’s brief operating history, the Board concluded that additional time is needed to evaluate the performance of the Fund.

Fees and Expenses. The Board noted that the advisory fee for the Fund was higher than the median advisory fees for the Fund’s Category and Peer Group, but that the total expense ratio for the Fund, net of waivers or reimbursements, was equal to the median expense ratio for its Category and only slightly higher than the median expense ratio for its Peer Group. The Board noted the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2014 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing each Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits, including the results of an analysis of the methodology performed recently by an independent consultant on behalf of the Board and its independent counsel. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and whether the Fund’s fee schedule reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing (if any) breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating each Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of an Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of each Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for each Fund for an additional one-year period.

99

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VEFSAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No Changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))
     that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ John J. Crimmins, Treasurer & CFO
                         -----------------------------------------
Date  September 6, 2013
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  September 6, 2013
     ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                         ----------------------------------------

Date  September 6, 2013
     ------------------